UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22245

First Trust Exchange-Traded Fund III
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

First Trust Exchange-Traded Fund III
First Trust Preferred Securities and Income ETF (FPE)

Semi-Annual Report
For the Six Months Ended
April 30, 2020

First Trust Preferred Securities and Income ETF (FPE)
Semi-Annual Report
April 30, 2020
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Preferred Securities and Income ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Preferred Securities and Income ETF (FPE)
Semi-Annual Letter from the Chairman and CEO
April 30, 2020
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Preferred Securities and Income ETF (the “Fund”), which contains detailed information about the Fund for the six months ended April 30, 2020.
Just one month ago, I noted in a letter to shareholders that a handful of states were set to open some “nonessential” businesses by early May. As of May 20, 2020, I am pleased to report that all 50 states and U.S. territories have eased some restrictions on businesses and social activity. Keep in mind, however, that the plan does entail governors phasing in the opening of businesses in the coming weeks or potentially months, so I see this news as essentially marking the beginning of the rebuilding process for the U.S. economy. We all need to be aware as well of the possibility of an uptick or even surge in the coronavirus (“COVID-19”) infections as more people venture out of their homes. Prior to the last couple of weeks or so, the stay-at-home mandate severely restricted the movements of close to 315 million Americans, according to The Washington Post. To put this further into perspective, because so many stores have been closed and so many people have been hunkering down at home, retail-store traffic in the U.S. plunged 91.2% year-over-year for the week ended May 16, 2020, according to Bloomberg. Truly amazing!
In this COVID-19 pandemic, there appears to be a notable disconnect between the state of the U.S. economy, which is expected to go from bad to downright terrible between the first quarter and second quarter of the year, and the performance of the stock market, which has been much better than expected. While the data and commentary in this report are technically supposed to run through April 30, 2020, I feel compelled to offer insight that is as up to date as possible. The 2020 peak in the stock market, as measured by the S&P 500® Index (the “Index”), occurred on February 19. That day also marked the all-time high for the Index. From February 19, 2020, through March 23, 2020, the Index declined by 33.92% on a price-only basis (no dividends included), according to Bloomberg. We should note that the Index slid into bear market territory on March 12, 2020. A bear market is defined by a 20% or greater decline in price from its most recent peak. That took just 16 trading days, the quickest plunge into a bear market ever. From March 23, 2020 through May 20, 2020, the Index staged an impressive rebound, posting a price-only gain of 32.82%, according to Bloomberg. As of May 20, 2020, the Index stood just 12.24% below its all-time high set on February 19, 2020. But the game, as they say, is not over. Even though stocks have rebounded significantly from their March lows, 68% of the money managers that participated in the most recent Bank of America global fund manager survey believe that stocks are still in a bear market, according to MarketWatch. What are they likely concerned about? In addition to a dismal economic outlook for the near-term, research from Bespoke Investment Group, an independent research firm, indicates that there have been 25 bear markets since 1928 and 60% of the time the Index declined a second time during the bear market and went on to establish a new low for the period.
With respect to the state of the economy, the Congressional Budget Office announced on May 19, 2020, that it sees real U.S. gross domestic product (“GDP”) declining by an annualized 38% in the second quarter of 2020, reportedly in line with Wall Street economists, according to CNBC. Some estimates are more dire. The GDP estimate from the Atlanta Federal Reserve calls for a 42% plunge. These numbers are so large in scope they are mind-boggling. The Bureau of Economic Analysis is scheduled to release its GDP report on July 30, 2020. Until then, we may continue to have a disconnect between the economy and the markets. Let us hope it is as positive as the one we are currently enjoying.
The U.S. government shut down huge chunks of our economy in order to protect lives and prevent our health care system from being overwhelmed by COVID-19 patients. Our economic woes, in other words, are man-made. The remedies to this pandemic will also likely be man-made. They could come in the form of therapeutics and/or a vaccine. Perhaps more than one vaccine. At this stage of the pandemic fight, we have one message for investors: Stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Preferred Securities and Income ETF (FPE)
First Trust Preferred Securities and Income ETF’s (the “Fund”) investment objective is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in preferred securities (“Preferred Securities”) and income-producing debt securities (“Income Securities”). The Fund invests in securities that are traded over-the-counter or listed on an exchange. For purposes of the 80% test set forth above, securities of open-end funds, closed-end funds or other exchange-traded funds (“ETFs”) registered under the Investment Company Act of 1940, as amended, that invest primarily in Preferred Securities or Income Securities are deemed to be Preferred Securities or Income Securities.
Preferred Securities held by the Fund generally pay fixed or adjustable-rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are generally junior to all forms of the company’s debt, including both senior and subordinated debt. Certain of the Preferred Securities may be issued by trusts or other special purpose entities created by companies specifically for the purpose of issuing such securities. Income Securities that may be held by the Fund include corporate bonds, high yield securities (commonly referred to as “junk” bonds) and convertible securities. The broad category of corporate debt securities includes debt issued by U.S. and non-U.S. companies of all kinds, including those with small, mid and large capitalizations. Corporate debt may carry fixed or floating rates of interest.
Performance
			Average Annual Total Returns		Cumulative Total Returns
	6 Months Ended 4/30/20	1 Year Ended 4/30/20	5 Years Ended 4/30/20	Inception (2/11/13) to 4/30/20	5 Years Ended 4/30/20	Inception (2/11/13) to 4/30/20
Fund Performance
NAV	-6.74%	-0.91%	4.57%	4.26%	25.02%	35.14%
Market Price	-7.05%	-1.29%	4.44%	4.21%	24.25%	34.66%
Index Performance
ICE BofA Fixed Rate Preferred Securities Index	-1.86%	3.80%	5.15%	5.34%	28.53%	45.56%
ICE BofA U.S. Capital Securities Index	-1.86%	5.89%	4.36%	5.35%	23.78%	45.61%
Blended Index(1)	-1.83%	4.87%	4.77%	5.36%	26.24%	45.77%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

(1)	The Blended Index consists of a 50/50 blend of the ICE BofA Fixed Rate Preferred Securities Index and the ICE BofA U.S. Capital Securities Index. The Blended Index reflects the diverse allocation of institutional preferred and hybrid securities in the Fund’s portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index. The Blended Index returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.

Fund Performance Overview (Unaudited) (Continued)
First Trust Preferred Securities and Income ETF (FPE)
Sector Allocation	% of Total Investments
Financials	69.6%
Utilities	10.9
Energy	6.2
Communication Services	3.5
Consumer Staples	3.5
Real Estate	2.8
Materials	1.8
Industrials	1.7
Total	100.0%

Credit Rating(2)	% of Total Investments
A	0.1%
A-	0.9
BBB+	10.6
BBB	24.4
BBB-	30.5
BB+	18.8
BB	6.7
BB-	4.2
B+	0.3
B	0.1
Not Rated	3.4
Total	100.0%

Country Allocation	% of Total Investments
United States	49.8%
United Kingdom	9.3
Canada	7.9
France	6.9
Switzerland	4.8
Australia	4.0
Italy	3.8
Netherlands	3.8
Bermuda	3.2
Japan	1.5
Spain	1.4
Mexico	0.9
Denmark	0.7
Finland	0.6
Cayman Islands	0.5
Chile	0.4
Sweden	0.3
Jersey	0.2
Total	100.0%
Top Ten Holdings	% of Total Investments
Emera, Inc., Series 16-A	3.2%
Enel S.p.A.	2.1
Barclays PLC	2.0
Barclays PLC	1.8
GMAC Capital Trust I, Series 2	1.5
Lloyds Banking Group PLC	1.3
Charles Schwab (The) Corp., Series G	1.2
BHP Billiton Finance USA Ltd.	1.2
Goldman Sachs Group (The), Inc., Series Q	1.2
Credit Agricole S.A.	1.1
Total	16.6%

(2)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Preferred Securities and Income ETF (FPE)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through April 30, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 1, 2014 through April 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/1/14 – 10/31/15	214	16	0	0
11/1/15 – 10/31/16	212	13	0	0
11/1/16 – 10/31/17	232	1	0	0
11/1/17 – 10/31/18	174	0	0	0
11/1/18 – 10/31/19	183	0	0	0
11/1/19 – 4/30/20	89	3	7	1
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/1/14 – 10/31/15	21	0	0	0
11/1/15 – 10/31/16	26	1	0	0
11/1/16 – 10/31/17	19	0	0	0
11/1/17 – 10/31/18	78	0	0	0
11/1/18 – 10/31/19	66	1	1	0
11/1/19 – 4/30/20	14	1	3	6

(3)	The Blended Index consists of a 50/50 blend of the ICE BofA Fixed Rate Preferred Securities Index and the ICE BofA U.S. Capital Securities Index. The Blended Index reflects the diverse allocation of institutional preferred and hybrid securities in the Fund’s portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index. The Blended Index returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.

Portfolio Management
First Trust Preferred Securities and Income ETF (FPE)
Semi-Annual Report
April 30, 2020 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Preferred Securities and Income ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Stonebridge Advisors LLC
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) is the sub-advisor to the Fund and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred and hybrid securities.
Stonebridge Advisors LLC Portfolio Management Team
Scott T. Fleming - Chief Executive Officer and President
Robert Wolf - Chief Investment Officer, Senior Vice President and Senior Portfolio Manager
Eric Weaver - Chief Strategist and Senior Vice President

First Trust Preferred Securities and Income ETF (FPE)
Understanding Your Fund Expenses
April 30, 2020 (Unaudited)
As a shareholder of the First Trust Preferred Securities and Income ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2020.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Preferred Securities and Income ETF (FPE)
Actual	$1,000.00	$932.60	0.85%	$4.08
Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	0.85%	$4.27

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (November 1, 2019 through April 30, 2020), multiplied by 182/366 (to reflect the six-month period).

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments
April 30, 2020 (Unaudited)
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES – 30.7%
	Banks – 6.8%
140,831	Banco Santander S.A., Series 6, 3 Mo. LIBOR + 0.52%, 4.00% Floor (a)	4.00%	(b)	$2,856,053
315,190	Bank of America Corp., Series CC	6.20%	(b)	8,226,459
204,579	Bank of America Corp., Series GG	6.00%	(b)	5,548,182
495,108	Bank of America Corp., Series HH	5.88%	(b)	13,169,873
961,704	Citigroup Capital XIII, 3 Mo. LIBOR + 6.37% (a)	7.13%	10/30/40	25,744,816
432,995	Citigroup, Inc., Series K (c)	6.88%	(b)	11,846,743
101,910	Citizens Financial Group, Inc., Series E	5.00%	(b)	2,473,356
740,430	Fifth Third Bancorp, Series A	6.00%	(b)	20,206,335
103,097	Fifth Third Bancorp, Series I (c)	6.63%	(b)	2,752,690
415,231	First Citizens BancShares, Inc., Series A	5.38%	(b)	10,459,669
42,422	First Republic Bank, Series I	5.50%	(b)	1,122,910
3,060,368	GMAC Capital Trust I, Series 2, 3 Mo. LIBOR + 5.79% (a)	7.48%	02/15/40	69,011,298
1,078,586	Huntington Bancshares, Inc., Series D	6.25%	(b)	27,708,874
152,117	JPMorgan Chase & Co., Series AA	6.10%	(b)	3,926,140
528,837	JPMorgan Chase & Co., Series DD	5.75%	(b)	14,093,506
2	JPMorgan Chase & Co., Series EE (d)	6.00%	(b)	55
30,260	KeyCorp, Series E (c)	6.13%	(b)	859,989
8,434	KeyCorp, Series F	5.65%	(b)	216,079
287,901	KeyCorp, Series G	5.63%	(b)	7,416,330
1,032,590	People’s United Financial, Inc., Series A (c)	5.63%	(b)	26,331,045
572,287	Regions Financial Corp., Series A	6.38%	(b)	14,461,692
103,779	Regions Financial Corp., Series B (c)	6.38%	(b)	2,810,335
58,162	Synovus Financial Corp., Series D (c)	6.30%	(b)	1,323,186
503,786	Synovus Financial Corp., Series E (c)	5.88%	(b)	10,846,513
73,563	US Bancorp, Series K	5.50%	(b)	1,949,420
66,546	Valley National Bancorp, Series A (c)	6.25%	(b)	1,651,006
127,343	Valley National Bancorp, Series B (c)	5.50%	(b)	2,751,882
48,566	Wells Fargo & Co., Series O	5.13%	(b)	1,201,523
3,761	Wells Fargo & Co., Series P	5.25%	(b)	94,213
219,143	Wells Fargo & Co., Series V	6.00%	(b)	5,684,569
43,023	Wells Fargo & Co., Series W	5.70%	(b)	1,104,400
596,618	Wells Fargo & Co., Series X	5.50%	(b)	15,303,252
294,203	Wells Fargo & Co., Series Y	5.63%	(b)	7,699,293
69,536	Western Alliance Bancorp	6.25%	07/01/56	1,786,380
181,196	Wintrust Financial Corp., Series D (c) (d)	6.50%	(b)	4,571,575
				327,209,641
	Capital Markets – 3.2%
548,858	Affiliated Managers Group, Inc.	5.88%	03/30/59	13,847,687
35,606	Apollo Global Management, Inc., Series A	6.38%	(b)	930,385
598,780	Apollo Global Management, Inc., Series B	6.38%	(b)	15,358,707
157,887	Goldman Sachs Group (The), Inc., Series J (c)	5.50%	(b)	3,986,647
733,652	Goldman Sachs Group (The), Inc., Series K (c)	6.38%	(b)	18,935,558
396,528	Morgan Stanley, Series E (c)	7.13%	(b)	10,785,561
1,864,662	Morgan Stanley, Series F (c)	6.88%	(b)	50,364,521
115,057	Morgan Stanley, Series K (c)	5.85%	(b)	3,035,204
335,286	Oaktree Capital Group LLC, Series A	6.63%	(b)	8,707,377
546,503	Oaktree Capital Group LLC, Series B	6.55%	(b)	14,001,407
481,472	State Street Corp., Series G (c)	5.35%	(b)	13,038,262
115,611	Stifel Financial Corp., Series A	6.25%	(b)	2,891,431
				155,882,747
	Consumer Finance – 0.7%
68,056	Capital One Financial Corp., Series F	6.20%	(b)	1,745,636
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Consumer Finance (Continued)
46,913	Capital One Financial Corp., Series G	5.20%	(b)	$1,166,726
36,231	Capital One Financial Corp., Series H	6.00%	(b)	948,165
852,107	Capital One Financial Corp., Series I	5.00%	(b)	19,768,883
520,208	Capital One Financial Corp., Series J	4.80%	(b)	11,501,799
				35,131,209
	Diversified Financial Services – 0.8%
473,775	Equitable Holdings, Inc., Series A	5.25%	(b)	11,427,453
872,954	National Rural Utilities Cooperative Finance Corp.	5.50%	05/15/64	23,945,128
30,941	Voya Financial, Inc., Series B (c)	5.35%	(b)	799,516
				36,172,097
	Diversified Telecommunication Services – 1.7%
155,862	AT&T, Inc.	5.35%	11/01/66	4,016,564
57,629	AT&T, Inc.	5.63%	08/01/67	1,521,982
939,896	AT&T, Inc., Series C	4.75%	(b)	21,627,007
1,043,884	Qwest Corp.	6.88%	10/01/54	24,698,295
66,840	Qwest Corp.	6.63%	09/15/55	1,560,714
366,653	Qwest Corp.	6.50%	09/01/56	8,506,350
858,355	Qwest Corp.	6.75%	06/15/57	20,488,934
				82,419,846
	Electric Utilities – 0.4%
221,057	NextEra Energy Capital Holdings, Inc., Series N	5.65%	03/01/79	5,880,116
251,209	PPL Capital Funding, Inc., Series B	5.90%	04/30/73	6,312,882
300,720	SCE Trust V, Series K (c)	5.45%	(b)	7,109,021
74,994	Southern (The) Co.	5.25%	12/01/77	1,958,094
				21,260,113
	Equity Real Estate Investment Trusts – 1.7%
480,809	American Homes 4 Rent, Series D	6.50%	(b)	12,092,346
1,090,867	American Homes 4 Rent, Series E	6.35%	(b)	27,893,469
409,441	Digital Realty Trust, Inc., Series K	5.85%	(b)	10,801,054
474,860	Digital Realty Trust, Inc., Series L	5.20%	(b)	12,199,154
213,606	Farmland Partners, Inc., Series B, steps up 10/01/24 to 10.00% (e)	6.00%	(b)	4,744,189
331,880	Global Net Lease, Inc., Series A	7.25%	(b)	7,381,011
30,772	National Storage Affiliates Trust, Series A	6.00%	(b)	784,686
122,539	Public Storage, Series F	5.15%	(b)	3,227,677
26,415	Urstadt Biddle Properties, Inc., Series H	6.25%	(b)	541,508
				79,665,094
	Food Products – 1.2%
198,395	CHS, Inc., Series 1	7.88%	(b)	5,342,777
795,045	CHS, Inc., Series 2 (c)	7.10%	(b)	20,909,684
862,979	CHS, Inc., Series 3 (c)	6.75%	(b)	21,850,628
374,452	CHS, Inc., Series 4	7.50%	(b)	9,851,832
				57,954,921
	Gas Utilities – 0.3%
431,487	South Jersey Industries, Inc.	5.63%	09/16/79	10,985,659
104,106	Spire, Inc., Series A	5.90%	(b)	2,782,753
				13,768,412
	Independent Power & Renewable Electricity Producers – 0.2%
415,594	Brookfield Renewable Partners L.P., Series 17	5.25%	(b)	10,784,664

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Insurance – 7.2%
1,411,387	Aegon Funding Co., LLC	5.10%	12/15/49	$33,887,402
524,545	Allstate (The) Corp., Series H	5.10%	(b)	13,428,352
1,984,811	American Equity Investment Life Holding Co., Series A (c)	5.95%	(b)	46,107,160
211,856	AmTrust Financial Services, Inc.	7.25%	06/15/55	3,512,572
250,540	AmTrust Financial Services, Inc.	7.50%	09/15/55	4,264,191
42,065	Arch Capital Group Ltd., Series E	5.25%	(b)	1,014,187
19,942	Arch Capital Group Ltd., Series F	5.45%	(b)	496,955
148,626	Aspen Insurance Holdings Ltd.	5.63%	(b)	3,549,189
742,649	Aspen Insurance Holdings Ltd.	5.63%	(b)	17,660,193
1,223,325	Aspen Insurance Holdings Ltd. (c)	5.95%	(b)	29,604,465
108,385	Assured Guaranty Municipal Holdings, Inc.	6.25%	11/01/02	2,689,032
1,450,507	Athene Holding Ltd., Series A (c)	6.35%	(b)	35,203,805
19,131	Athene Holding Ltd., Series B	5.63%	(b)	444,030
192,270	Axis Capital Holdings Ltd., Series E	5.50%	(b)	4,733,687
856,232	Delphi Financial Group, Inc., 3 Mo. LIBOR + 3.19% (a)	4.88%	05/15/37	19,265,220
993,365	Enstar Group Ltd., Series D (c)	7.00%	(b)	24,704,988
563,999	Global Indemnity Ltd.	7.75%	08/15/45	13,366,776
456,886	Global Indemnity Ltd.	7.88%	04/15/47	10,965,264
15,504	Hanover Insurance Group (The), Inc.	6.35%	03/30/53	397,367
49,771	Hartford Financial Services Group (The), Inc., Series G	6.00%	(b)	1,328,388
369,121	National General Holdings Corp.	7.63%	09/15/55	9,154,201
76,843	National General Holdings Corp., Series B	7.50%	(b)	1,736,652
206,076	National General Holdings Corp., Series C	7.50%	(b)	4,770,659
315,943	PartnerRe Ltd., Series H	7.25%	(b)	8,157,648
156,940	Phoenix Cos. (The), Inc.	7.45%	01/15/32	2,198,729
306,795	Prudential Financial, Inc.	5.75%	12/15/52	7,755,778
203,336	Prudential Financial, Inc.	5.70%	03/15/53	5,138,301
6,663	Reinsurance Group of America, Inc. (c)	6.20%	09/15/42	168,774
952,056	Reinsurance Group of America, Inc. (c)	5.75%	06/15/56	24,296,469
588,299	W.R. Berkley Corp.	5.63%	04/30/53	14,813,369
76,162	W.R. Berkley Corp.	5.75%	06/01/56	1,940,608
				346,754,411
	Mortgage Real Estate Investment Trusts – 1.1%
528,799	AGNC Investment Corp., Series C (c)	7.00%	(b)	12,162,377
290,783	AGNC Investment Corp., Series D (c)	6.88%	(b)	6,458,290
49,435	AGNC Investment Corp., Series E (c)	6.50%	(b)	1,109,816
570,981	AGNC Investment Corp., Series F (c)	6.13%	(b)	12,424,547
678,680	Annaly Capital Management, Inc., Series F (c)	6.95%	(b)	15,283,874
238,005	Annaly Capital Management, Inc., Series I (c)	6.75%	(b)	5,345,592
				52,784,496
	Multi-Utilities – 1.7%
559,070	Algonquin Power & Utilities Corp. (c)	6.88%	10/17/78	15,430,332
1,027,410	Algonquin Power & Utilities Corp., Series 19-A (c)	6.20%	07/01/79	28,079,115
39,800	CMS Energy Corp.	5.88%	10/15/78	1,065,048
246,396	CMS Energy Corp.	5.88%	03/01/79	6,770,962
72,696	Dominion Energy, Inc., Series A	5.25%	07/30/76	1,861,745
764,853	Integrys Holding, Inc. (c)	6.00%	08/01/73	19,312,538
427,313	Just Energy Group, Inc., Series A (c)	8.50%	(b)	927,269
336,000	NiSource, Inc., Series B (c)	6.50%	(b)	9,263,520
				82,710,529
	Oil, Gas & Consumable Fuels – 1.5%
852,668	Enbridge, Inc., Series B (c)	6.38%	04/15/78	20,046,225
13,860	Energy Transfer Operating L.P., Series C (c)	7.38%	(b)	290,506
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Oil, Gas & Consumable Fuels (Continued)
58,118	Energy Transfer Operating L.P., Series D (c)	7.63%	(b)	$1,217,572
1,755,459	Energy Transfer Operating L.P., Series E (c)	7.60%	(b)	37,127,958
137,951	NuStar Energy L.P., Series A (c)	8.50%	(b)	2,386,552
695,381	NuStar Logistics, L.P., 3 Mo. LIBOR + 6.73% (a)	7.95%	01/15/43	13,267,869
				74,336,682
	Real Estate Management & Development – 0.7%
777,105	Brookfield Property Partners L.P., Series A	5.75%	(b)	15,542,100
139,177	Brookfield Property Partners L.P., Series A-1	6.50%	(b)	2,985,347
813,233	Brookfield Property Partners L.P., Series A2	6.38%	(b)	17,460,112
				35,987,559
	Thrifts & Mortgage Finance – 0.5%
962,879	New York Community Bancorp, Inc., Series A (c)	6.38%	(b)	24,023,831
	Trading Companies & Distributors – 0.3%
913,210	Air Lease Corp., Series A (c)	6.15%	(b)	16,456,044
	Wireless Telecommunication Services – 0.7%
272,937	United States Cellular Corp.	7.25%	12/01/63	6,777,026
1,071,197	United States Cellular Corp.	7.25%	12/01/64	27,508,339
				34,285,365
	Total $25 Par Preferred Securities			1,487,587,661
	(Cost $1,545,743,746)
$100 PAR PREFERRED SECURITIES – 1.2%
	Banks – 0.9%
86,909	AgriBank FCB (c)	6.88%	(b)	8,777,809
62,100	CoBank ACB, Series F (c)	6.25%	(b)	6,334,200
118,353	CoBank ACB, Series G	6.13%	(b)	12,042,418
49,375	CoBank ACB, Series H (c)	6.20%	(b)	5,122,656
103,015	Farm Credit Bank of Texas (c) (f)	6.75%	(b)	10,404,515
				42,681,598
	Consumer Finance – 0.3%
339,797	SLM Corp., Series B, 3 Mo. LIBOR + 1.70% (a)	2.44%	(b)	13,924,881
	Total $100 Par Preferred Securities			56,606,479
	(Cost $63,253,452)
$1,000 PAR PREFERRED SECURITIES – 0.7%
	Banks – 0.3%
8,767	Wells Fargo & Co., Series L	7.50%	(b)	12,263,630
	Diversified Financial Services – 0.1%
5,500	Compeer Financial ACA (c) (f)	6.75%	(b)	5,555,000
	Real Estate Investment Trusts (REITs) – 0.3%
15,300	Sovereign Real Estate Investment Trust (g)	12.00%	(b)	15,348,861
	Total $1,000 Par Preferred Securities			33,167,491
	(Cost $33,646,527)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES – 64.3%
	Banks – 29.9%
$38,949,000	Australia & New Zealand Banking Group Ltd. (c) (f) (h)	6.75%	(b)	41,805,325

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$33,100,000	Banco Bilbao Vizcaya Argentaria S.A., Series 9 (c) (h)	6.50%	(b)	$30,102,630
2,700,000	Banco Mercantil del Norte S.A. (c) (f) (h)	6.75%	(b)	2,153,385
9,000,000	Banco Mercantil del Norte S.A. (c) (f) (h)	7.50%	(b)	7,410,150
8,500,000	Banco Mercantil del Norte S.A. (c) (f) (h)	7.63%	(b)	6,880,325
10,600,000	Banco Mercantil del Norte S.A. (c) (f) (h)	5.75%	10/04/31	9,827,260
35,400,000	Banco Santander S.A. (c) (h) (i)	7.50%	(b)	34,676,459
18,750,000	Bank of America Corp., Series JJ (c)	5.13%	(b)	18,434,906
9,528,000	Bank of America Corp., Series X (c)	6.25%	(b)	9,936,704
84,190,000	Barclays PLC (c) (h) (i)	7.88%	(b)	83,695,384
92,350,000	Barclays PLC (c) (h)	8.00%	(b)	92,183,308
19,000,000	BBVA Bancomer S.A. (c) (f) (h)	5.88%	09/13/34	16,726,650
12,540,000	BNP Paribas S.A. (c) (f) (h)	6.63%	(b)	12,508,650
42,500,000	BNP Paribas S.A. (c) (f) (h)	7.38%	(b)	44,176,413
30,600,000	BNP Paribas S.A. (c) (f) (h)	7.63%	(b)	31,154,625
12,000,000	Citigroup, Inc. (c)	5.90%	(b)	12,135,000
4,750,000	Citigroup, Inc. (c)	5.95%	(b)	4,727,818
15,000,000	Citigroup, Inc., Series P (c)	5.95%	(b)	15,124,575
4,000,000	Citigroup, Inc., Series Q (c)	5.95%	(b)	3,686,460
17,323,000	Citigroup, Inc., Series R (c)	6.13%	(b)	16,816,302
34,250,000	Citigroup, Inc., Series T (c)	6.25%	(b)	36,676,099
37,600,000	Citigroup, Inc., Series U (c)	5.00%	(b)	34,216,000
10,116,000	Citizens Financial Group, Inc., Series A, 3 Mo. LIBOR + 3.96% (a)	5.33%	(b)	8,550,094
11,600,000	Citizens Financial Group, Inc., Series B (c)	6.00%	(b)	9,926,062
20,474,000	CoBank ACB, Series I (c)	6.25%	(b)	20,781,110
38,310,000	Credit Agricole S.A. (c) (f) (h)	6.88%	(b)	38,240,850
47,100,000	Credit Agricole S.A. (c) (f) (h)	7.88%	(b)	50,275,011
3,000,000	Credit Agricole S.A. (c) (h) (i)	7.88%	(b)	3,202,230
47,100,000	Credit Agricole S.A. (c) (f) (h)	8.13%	(b)	52,545,937
21,313,000	Danske Bank A.S. (c) (h) (i)	6.13%	(b)	20,278,254
11,400,000	Danske Bank A.S. (c) (h) (i)	7.00%	(b)	11,200,500
7,650,000	Farm Credit Bank of Texas, Series 3 (c) (f)	6.20%	(b)	6,939,047
2,000,000	HBOS Capital Funding L.P. (i)	6.85%	(b)	2,002,756
44,119,000	HSBC Holdings PLC (c) (h)	6.38%	(b)	43,846,124
18,780,000	ING Groep N.V. (c) (h)	5.75%	(b)	18,091,431
25,179,000	ING Groep N.V. (c) (h)	6.50%	(b)	25,059,400
47,583,000	ING Groep N.V. (c) (h) (i)	6.88%	(b)	47,762,816
34,125,000	Intesa Sanpaolo S.p.A. (c) (f) (h)	7.70%	(b)	31,759,967
16,700,000	JPMorgan Chase & Co., Series FF (c)	5.00%	(b)	15,542,607
1,713,000	JPMorgan Chase & Co., Series I, 3 Mo. LIBOR + 3.47% (a)	4.23%	(b)	1,570,384
54,828,000	JPMorgan Chase & Co., Series V, 3 Mo. LIBOR + 3.32% (a)	4.75%	(b)	47,933,105
18,651,000	JPMorgan Chase & Co., Series Z, 3 Mo. LIBOR + 3.80% (a)	5.30%	(b)	17,647,856
7,438,000	Lloyds Bank PLC (c) (i)	12.00%	(b)	8,401,533
20,000,000	Lloyds Banking Group PLC (c) (h)	6.75%	(b)	19,316,700
62,814,000	Lloyds Banking Group PLC (c) (h)	7.50%	(b)	61,837,242
21,800,000	Lloyds Banking Group PLC (c) (h)	7.50%	(b)	21,597,151
13,000,000	M&T Bank Corp., Series G (c)	5.00%	(b)	12,707,500
27,000,000	Nordea Bank Abp (c) (f) (h)	6.63%	(b)	27,191,295
11,821,000	Royal Bank of Scotland Group PLC (c) (h)	7.50%	(b)	11,334,329
33,325,000	Royal Bank of Scotland Group PLC (c) (h)	8.00%	(b)	34,814,628
47,400,000	Royal Bank of Scotland Group PLC (c) (h)	8.63%	(b)	48,558,930
2,400,000	Skandinaviska Enskilda Banken AB (c) (h) (i)	5.63%	(b)	2,390,700
35,700,000	Societe Generale S.A. (c) (f) (h)	7.38%	(b)	35,030,625
27,079,000	Societe Generale S.A. (c) (f) (h)	7.88%	(b)	26,573,029
20,000,000	Societe Generale S.A. (c) (h) (i)	7.88%	(b)	19,626,300
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$12,310,000	Standard Chartered PLC (c) (f) (h)	7.75%	(b)	$12,469,907
13,600,000	Swedbank AB (c) (h) (i)	6.00%	(b)	13,370,350
56,950,000	UniCredit S.p.A. (c) (h) (i)	8.00%	(b)	51,955,998
				1,445,386,186
	Capital Markets – 8.8%
29,226,000	Apollo Management Holdings L.P. (c) (f)	4.95%	01/14/50	26,296,341
55,000,000	Charles Schwab (The) Corp., Series G (c)	5.38%	(b)	56,443,750
48,900,000	Credit Suisse Group AG (c) (f) (h)	6.38%	(b)	48,207,332
5,175,000	Credit Suisse Group AG (c) (h) (i)	7.13%	(b)	5,208,689
9,000,000	Credit Suisse Group AG (c) (f) (h)	7.25%	(b)	8,983,755
36,281,000	Credit Suisse Group AG (c) (f) (h)	7.50%	(b)	38,503,211
47,450,000	Credit Suisse Group AG (c) (f) (h)	7.50%	(b)	47,891,522
29,453,000	E*TRADE Financial Corp., Series A (c)	5.88%	(b)	30,295,356
20,158,000	Goldman Sachs Group (The), Inc., Series M (c)	5.38%	(b)	18,772,843
54,467,000	Goldman Sachs Group (The), Inc., Series Q (c)	5.50%	(b)	55,389,943
9,600,000	Goldman Sachs Group (The), Inc., Series R (c)	4.95%	(b)	8,886,672
5,300,000	Morgan Stanley, Series J (c)	5.55%	(b)	4,877,219
21,000,000	UBS Group AG (c) (h) (i)	6.88%	(b)	21,156,975
26,389,000	UBS Group AG (c) (h) (i)	6.88%	(b)	27,423,423
28,500,000	UBS Group AG (c) (f) (h)	7.00%	(b)	29,161,058
				427,498,089
	Diversified Financial Services – 0.7%
32,571,000	Voya Financial, Inc. (c)	5.65%	05/15/53	31,976,416
	Diversified Telecommunication Services – 1.0%
15,382,000	Koninklijke KPN N.V. (c) (f)	7.00%	03/28/73	15,947,212
32,910,000	Koninklijke KPN N.V. (c) (i)	7.00%	03/28/73	34,119,278
				50,066,490
	Electric Utilities – 5.7%
21,410,000	Duke Energy Corp. (c)	4.88%	(b)	21,210,780
141,743,000	Emera, Inc., Series 16-A (c)	6.75%	06/15/76	150,070,401
85,130,000	Enel S.p.A. (c) (f)	8.75%	09/24/73	96,525,502
9,683,000	PPL Capital Funding, Inc., Series A, 3 Mo. LIBOR + 2.67% (a)	4.04%	03/30/67	7,389,942
				275,196,625
	Energy Equipment & Services – 1.3%
6,600,000	Transcanada Trust (c)	5.63%	05/20/75	6,017,517
38,000,000	Transcanada Trust (c)	5.50%	09/15/79	35,786,310
22,604,000	Transcanada Trust, Series 16-A (c)	5.88%	08/15/76	21,436,277
				63,240,104
	Food Products – 2.2%
6,700,000	Dairy Farmers of America, Inc. (g)	7.13%	(b)	5,533,094
23,748,000	Land O’Lakes Capital Trust I (g)	7.45%	03/15/28	24,579,180
37,821,000	Land O’Lakes, Inc. (f)	7.00%	(b)	34,027,554
12,720,000	Land O’Lakes, Inc. (f)	7.25%	(b)	12,097,992
31,000,000	Land O’Lakes, Inc. (f)	8.00%	(b)	29,140,000
				105,377,820
	Independent Power & Renewable Electricity Producers – 0.4%
17,986,000	AES Gener S.A. (c) (f)	6.35%	10/07/79	16,839,572
	Insurance – 6.3%
25,677,000	Asahi Mutual Life Insurance Co. (c) (i)	6.50%	(b)	26,409,389

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Insurance (Continued)
$28,100,000	Asahi Mutual Life Insurance Co. (c) (i)	7.25%	(b)	$28,682,300
31,900,000	Assurant, Inc. (c)	7.00%	03/27/48	31,374,072
654,000	Assured Guaranty Municipal Holdings, Inc. (c) (f)	6.40%	12/15/66	575,520
36,220,000	AXIS Specialty Finance LLC (c)	4.90%	01/15/40	31,806,659
1,000,000	Everest Reinsurance Holdings, Inc., 3 Mo. LIBOR + 2.39% (a)	4.08%	05/15/37	767,563
13,700,000	Fortegra Financial Corp. (c) (g)	8.50%	10/15/57	15,199,463
4,020,000	Fukoku Mutual Life Insurance Co. (c) (i)	6.50%	(b)	4,329,821
15,106,000	Hartford Financial Services Group (The), Inc., 3 Mo. LIBOR + 2.13% (a) (f)	3.82%	02/12/47	11,809,040
9,310,000	La Mondiale SAM (c) (i)	5.88%	01/26/47	9,737,571
13,825,000	Lincoln National Corp., 3 Mo. LIBOR + 2.36% (a)	4.05%	05/17/66	9,425,125
3,397,000	MetLife, Inc.	6.40%	12/15/36	3,801,397
27,018,000	MetLife, Inc., Series C (c)	5.25%	(b)	24,637,039
8,040,000	Mitsui Sumitomo Insurance Co., Ltd. (c) (f)	7.00%	03/15/72	8,636,930
3,502,000	Principal Financial Group, Inc., 3 Mo. LIBOR + 3.04% (a)	4.70%	05/15/55	3,171,043
6,935,000	Prudential Financial, Inc. (c)	5.63%	06/15/43	7,168,710
9,000,000	QBE Capital Funding III Ltd. (c) (f)	7.25%	05/24/41	9,402,345
24,900,000	QBE Insurance Group Ltd. (c) (f)	7.50%	11/24/43	26,872,080
605,000	QBE Insurance Group Ltd. (c) (i)	7.50%	11/24/43	652,916
30,649,000	QBE Insurance Group Ltd. (c) (i)	6.75%	12/02/44	33,345,959
16,200,000	Reinsurance Group of America, Inc., 3 Mo. LIBOR + 2.67% (a)	3.41%	12/15/65	11,137,500
6,000,000	VIVAT N.V. (c) (i)	6.25%	(b)	5,966,244
				304,908,686
	Metals & Mining – 1.8%
30,410,000	BHP Billiton Finance USA Ltd. (c) (f)	6.25%	10/19/75	30,613,595
50,221,000	BHP Billiton Finance USA Ltd. (c) (f)	6.75%	10/19/75	55,581,841
				86,195,436
	Multi-Utilities – 1.9%
49,823,000	CenterPoint Energy, Inc., Series A (c)	6.13%	(b)	45,498,114
50,720,000	NiSource, Inc. (c)	5.65%	(b)	46,687,253
				92,185,367
	Oil, Gas & Consumable Fuels – 3.2%
26,675,000	DCP Midstream Operating L.P. (c) (f)	5.85%	05/21/43	12,499,905
10,567,000	Enbridge, Inc. (c)	5.50%	07/15/77	9,280,521
41,800,000	Enbridge, Inc. (c)	6.25%	03/01/78	38,340,841
49,888,000	Enbridge, Inc., Series 16-A (c)	6.00%	01/15/77	44,736,814
32,460,000	Energy Transfer Operating L.P., 3 Mo. LIBOR + 3.02% (a)	4.78%	11/01/66	18,469,740
9,500,000	Energy Transfer Operating L.P., Series G (c)	7.13%	(b)	7,439,925
24,400,000	Enterprise Products Operating LLC, 3 Mo. LIBOR + 2.78% (a)	4.36%	06/01/67	19,074,578
6,859,000	Enterprise Products Operating LLC, Series D (c)	4.88%	08/16/77	5,979,299
				155,821,623
	Trading Companies & Distributors – 0.6%
46,415,000	AerCap Holdings N.V. (c)	5.88%	10/10/79	31,188,559
	Transportation Infrastructure – 0.5%
33,100,000	AerCap Global Aviation Trust (c) (f)	6.50%	06/15/45	24,378,150
	Total Capital Preferred Securities			3,110,259,123
	(Cost $3,323,149,283)
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 0.3%
	Aerospace & Defense – 0.1%
$6,800,000	Boeing (The) Co.	5.81%	05/01/50	$6,800,000
	Insurance – 0.2%
10,200,000	AmTrust Financial Services, Inc.	6.13%	08/15/23	9,325,241
	Total Corporate Bonds and Notes			16,125,241
	(Cost $16,970,545)

Shares	Description	Value
EXCHANGE-TRADED FUNDS – 0.1%
	Capital Markets – 0.1%
87,347	iShares Short Maturity Bond ETF	4,301,840
	(Cost $4,291,611)
	Total Investments – 97.3%	4,708,047,835
	(Cost $4,987,055,164) (j)
	Net Other Assets and Liabilities – 2.7%	130,849,805
	Net Assets – 100.0%	$4,838,897,640

(a)	Floating or variable rate security.
(b)	Perpetual maturity.
(c)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at April 30, 2020. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(d)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor (the “Advisor”).
(e)	Step-up security. A security where the coupon increases or steps up at a predetermined date.
(f)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2020, securities noted as such amounted to $1,053,618,423 or 21.8% of net assets.
(g)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(h)	This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At April 30, 2020, securities noted as such amounted to $1,368,166,233 or 28.3% of net assets. Of these securities, 3.1% originated in emerging markets, and 96.9% originated in foreign markets.
(i)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(j)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $28,578,227 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $307,585,556. The net unrealized depreciation was $279,007,329.

LIBOR	London Interbank Offered Rate

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 4/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
$25 Par Preferred Securities:
Insurance	$ 346,754,411	$ 317,513,699	$ 29,240,712	$ —
Multi-Utilities	82,710,529	63,397,991	19,312,538	—
Other industry categories*	1,058,122,721	1,058,122,721	—	—
$100 Par Preferred Securities:
Banks	42,681,598	—	42,681,598	—
Consumer Finance	13,924,881	13,924,881	—	—
$1,000 Par Preferred Securities:
Banks	12,263,630	12,263,630	—	—
Other industry categories*	20,903,861	—	20,903,861	—
Capital Preferred Securities*	3,110,259,123	—	3,110,259,123	—
Corporate Bonds and Notes*	16,125,241	—	16,125,241	—
Exchange-Traded Funds*	4,301,840	4,301,840	—	—
Total Investments	$ 4,708,047,835	$ 1,469,524,762	$ 3,238,523,073	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Statement of Assets and Liabilities
April 30, 2020 (Unaudited)
ASSETS:
Investments, at value (Cost $4,987,055,164)	$ 4,708,047,835
Cash	113,021,148
Receivables:
Interest	41,912,433
Investment securities sold	4,793,470
Dividends	2,402,878
Fund shares sold	1,798,648
Interest reclaims	1,278,206
Dividend reclaims	198,027
Total Assets	4,873,452,645
LIABILITIES:
Payables:
Investment securities purchased	29,542,947
Investment advisory fees	3,207,924
Capital shares redeemed	1,804,134
Total Liabilities	34,555,005
NET ASSETS	$4,838,897,640
NET ASSETS consist of:
Paid-in capital	$ 5,290,651,440
Par value	2,682,050
Accumulated distributable earnings (loss)	(454,435,850)
NET ASSETS	$4,838,897,640
NET ASSET VALUE, per share	$18.04
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	268,205,000

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Statement of Operations
For the Six Months Ended April 30, 2020 (Unaudited)
INVESTMENT INCOME:
Interest	$ 106,857,731
Dividends	46,509,784
Foreign withholding tax	(19,407)
Total investment income	153,348,108
EXPENSES:
Investment advisory fees	20,909,401
Total expenses	20,909,401
NET INVESTMENT INCOME (LOSS)	132,438,707
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(126,606,832)
In-kind redemptions	(3,060,553)
Net realized gain (loss)	(129,667,385)
Net change in unrealized appreciation (depreciation) on investments	(389,925,323)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(519,592,708)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(387,154,001)
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Statements of Changes in Net Assets
	Six Months Ended 4/30/2020 (Unaudited)	Year Ended 10/31/2019
OPERATIONS:
Net investment income (loss)	$ 132,438,707	$ 206,863,149
Net realized gain (loss)	(129,667,385)	(15,996,305)
Net change in unrealized appreciation (depreciation)	(389,925,323)	228,190,107
Net increase (decrease) in net assets resulting from operations	(387,154,001)	419,056,951
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(136,347,442)	(203,753,030)
Return of capital	—	(3,977,192)
Total distributions to shareholders	(136,347,442)	(207,730,222)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	1,008,939,078	1,376,507,572
Cost of shares redeemed	(325,059,073)	(283,687,184)
Net increase (decrease) in net assets resulting from shareholder transactions	683,880,005	1,092,820,388
Total increase (decrease) in net assets	160,378,562	1,304,147,117
NET ASSETS:
Beginning of period	4,678,519,078	3,374,371,961
End of period	$4,838,897,640	$4,678,519,078
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	235,205,000	179,855,000
Shares sold	51,900,000	70,900,000
Shares redeemed	(18,900,000)	(15,550,000)
Shares outstanding, end of period	268,205,000	235,205,000

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Financial Highlights
For a share outstanding throughout each period
	Six Months Ended 4/30/2020 (Unaudited)	Year Ended October 31,
		2019	2018	2017	2016	2015
Net asset value, beginning of period	$ 19.89	$ 18.76	$ 20.13	$ 19.47	$ 18.97	$ 19.04
Income from investment operations:
Net investment income (loss)	0.51	1.08	1.08	1.08	1.12	1.16 (a)
Net realized and unrealized gain (loss)	(1.83)	1.14	(1.37)	0.66	0.52	(0.10)
Total from investment operations	(1.32)	2.22	(0.29)	1.74	1.64	1.06
Distributions paid to shareholders from:
Net investment income	(0.53)	(1.07)	(1.08)	(1.08)	(1.13)	(1.13)
Return of capital	—	(0.02)	(0.00) (b)	(0.00) (b)	(0.01)	—
Total distributions	(0.53)	(1.09)	(1.08)	(1.08)	(1.14)	(1.13)
Net asset value, end of period	$18.04	$19.89	$18.76	$20.13	$19.47	$18.97
Total return (c)	(6.74)%	12.25%	(1.47)%	9.24%	8.97%	5.75%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 4,838,898	$ 4,678,519	$ 3,374,372	$ 3,026,083	$ 1,375,398	$ 413,705
Ratio of total expenses to average net assets	0.85% (d)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	5.38% (d)	5.69%	5.56%	5.54%	5.97%	6.15%
Portfolio turnover rate (e)	19%	28%	24%	13%	32%	50%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Preferred Securities and Income ETF (FPE)
April 30, 2020 (Unaudited)
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is a diversified open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the First Trust Preferred Securities and Income ETF (the “Fund”), which trades under the ticker FPE on the NYSE Arca, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed for securities in which the Fund invests or for cash or, in certain circumstances, a combination of both. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in preferred securities and income-producing debt securities, including corporate bonds, high-yield securities (commonly referred to as “junk” bonds) and convertible securities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Preferred stocks, real estate investment trusts (“REITs”) and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Bonds, notes, capital preferred securities, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
April 30, 2020 (Unaudited)
7)	reference data including market research publications.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
April 30, 2020 (Unaudited)
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2020, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
In July 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculations of the London Interbank Offered Rates (“LIBOR”) after 2021. Further, the FCA has subsequently stated, as recently as March 2020, that the central assumption continues to be that firms should not rely on LIBOR being published after the end of 2021.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of April 30, 2020, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
April 30, 2020 (Unaudited)
(Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value/Shares	Current Price	Carrying Cost	Value	% of Net Assets
Dairy Farmers of America, Inc., 7.13%	09/15/16-08/10/17	$6,700,000	$82.58	$6,788,500	$5,533,094	0.11%
Fortegra Financial Corp., 8.50%, 10/15/57	10/12/17-03/12/18	$13,700,000	110.94	13,718,977	15,199,463	0.32
Land O’Lakes Capital Trust I, 7.45%, 03/15/28	03/20/15-05/09/18	$23,748,000	103.50	26,089,906	24,579,180	0.51
Sovereign Real Estate Investment Trust, 12.00%	05/12/14-02/12/20	15,300	1,003.19	16,186,750	15,348,861	0.32
				$62,784,133	$60,660,598	1.26%
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2019, was as follows:
Distributions paid from:
Ordinary income	$203,753,030
Capital gains	—
Return of capital	3,977,192
As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(42,380,616)
Net unrealized appreciation (depreciation)	111,446,209
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, 2018, and 2019 remain open to federal and state audit. As of April 30, 2020, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2019, the Fund had $42,380,616 of non-expiring capital loss carryforwards for federal income tax purposes.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
April 30, 2020 (Unaudited)
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
G. New Accounting Pronouncement
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. ASU 2017-08 was adopted for these financial statements and did not have a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”), a majority-owned affiliate of First Trust, serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise Stonebridge and its management of the investment of the Fund’s assets and will pay Stonebridge for its services as the Fund’s sub-advisor. First Trust is responsible for the Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets. Stonebridge receives a sub-advisory fee equal to 0.425% of the average daily net assets of the Fund less Stonebridge’s share of the Fund’s expenses. The Sub-Advisor’s fee is paid by the Advisor out of the Advisor’s management fee. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns a 51% ownership interest in Stonebridge.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the six months ended April 30, 2020, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $1,541,684,600 and $912,643,559, respectively.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
April 30, 2020 (Unaudited)
For the six months ended April 30, 2020, the cost of in-kind purchases and proceeds from in-kind sales were $84,979,826 and $13,271,820, respectively.
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities and other instruments determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease with changes in the Fund’s portfolio. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease with changes in the Fund’s portfolio. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2021.
7. Line of Credit
First Trust Preferred Securities and Income ETF, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV, has a $410 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to November 25, 2019 the commitment amount was $385 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans, and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the six months ended April 30, 2020.
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
April 30, 2020 (Unaudited)
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Preferred Securities and Income ETF (FPE)
April 30, 2020 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than

Additional Information (Continued)
First Trust Preferred Securities and Income ETF (FPE)
April 30, 2020 (Unaudited)
net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. In 2017, the United Kingdom’s Financial Conduct Authority announced that LIBOR will cease to be available for use after 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity;

Additional Information (Continued)
First Trust Preferred Securities and Income ETF (FPE)
April 30, 2020 (Unaudited)
currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Managed Municipal ETF (FMB)

Semi-Annual Report
For the Six Months Ended
April 30, 2020

First Trust Managed Municipal ETF (FMB)
Semi-Annual Report
April 30, 2020
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Managed Municipal ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Managed Municipal ETF (FMB)
Semi-Annual Letter from the Chairman and CEO
April 30, 2020
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Managed Municipal ETF (the “Fund”), which contains detailed information about the Fund for the six months ended April 30, 2020.
Just one month ago, I noted in a letter to shareholders that a handful of states were set to open some “nonessential” businesses by early May. As of May 20, 2020, I am pleased to report that all 50 states and U.S. territories have eased some restrictions on businesses and social activity. Keep in mind, however, that the plan does entail governors phasing in the opening of businesses in the coming weeks or potentially months, so I see this news as essentially marking the beginning of the rebuilding process for the U.S. economy. We all need to be aware as well of the possibility of an uptick or even surge in the coronavirus (“COVID-19”) infections as more people venture out of their homes. Prior to the last couple of weeks or so, the stay-at-home mandate severely restricted the movements of close to 315 million Americans, according to The Washington Post. To put this further into perspective, because so many stores have been closed and so many people have been hunkering down at home, retail-store traffic in the U.S. plunged 91.2% year-over-year for the week ended May 16, 2020, according to Bloomberg. Truly amazing!
In this COVID-19 pandemic, there appears to be a notable disconnect between the state of the U.S. economy, which is expected to go from bad to downright terrible between the first quarter and second quarter of the year, and the performance of the stock market, which has been much better than expected. While the data and commentary in this report are technically supposed to run through April 30, 2020, I feel compelled to offer insight that is as up to date as possible. The 2020 peak in the stock market, as measured by the S&P 500® Index (the “Index”), occurred on February 19. That day also marked the all-time high for the Index. From February 19, 2020, through March 23, 2020, the Index declined by 33.92% on a price-only basis (no dividends included), according to Bloomberg. We should note that the Index slid into bear market territory on March 12, 2020. A bear market is defined by a 20% or greater decline in price from its most recent peak. That took just 16 trading days, the quickest plunge into a bear market ever. From March 23, 2020 through May 20, 2020, the Index staged an impressive rebound, posting a price-only gain of 32.82%, according to Bloomberg. As of May 20, 2020, the Index stood just 12.24% below its all-time high set on February 19, 2020. But the game, as they say, is not over. Even though stocks have rebounded significantly from their March lows, 68% of the money managers that participated in the most recent Bank of America global fund manager survey believe that stocks are still in a bear market, according to MarketWatch. What are they likely concerned about? In addition to a dismal economic outlook for the near-term, research from Bespoke Investment Group, an independent research firm, indicates that there have been 25 bear markets since 1928 and 60% of the time the Index declined a second time during the bear market and went on to establish a new low for the period.
With respect to the state of the economy, the Congressional Budget Office announced on May 19, 2020, that it sees real U.S. gross domestic product (“GDP”) declining by an annualized 38% in the second quarter of 2020, reportedly in line with Wall Street economists, according to CNBC. Some estimates are more dire. The GDP estimate from the Atlanta Federal Reserve calls for a 42% plunge. These numbers are so large in scope they are mind-boggling. The Bureau of Economic Analysis is scheduled to release its GDP report on July 30, 2020. Until then, we may continue to have a disconnect between the economy and the markets. Let us hope it is as positive as the one we are currently enjoying.
The U.S. government shut down huge chunks of our economy in order to protect lives and prevent our health care system from being overwhelmed by COVID-19 patients. Our economic woes, in other words, are man-made. The remedies to this pandemic will also likely be man-made. They could come in the form of therapeutics and/or a vaccine. Perhaps more than one vaccine. At this stage of the pandemic fight, we have one message for investors: Stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Managed Municipal ETF (FMB)
The primary investment objective of First Trust Managed Municipal ETF (the “Fund”) is to generate current income that is exempt from regular federal income taxes and its secondary objective is long-term capital appreciation. The Fund lists and principally trades its shares on The Nasdaq Stock Market, LLC under the ticker symbol “FMB.” Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes.
Performance
			Average Annual Total Returns		Cumulative Total Returns
	6 Months Ended 4/30/20	1 Year Ended 4/30/20	5 Years Ended 4/30/20	Inception (5/13/14) to 4/30/20	5 Years Ended 4/30/20	Inception (5/13/14) to 4/30/20
Fund Performance
NAV	-4.10%	-0.18%	3.10%	3.57%	16.46%	23.27%
Market Price	-3.90%	0.01%	3.04%	3.63%	16.17%	23.68%
Index Performance
Bloomberg Barclays Revenue 10 Year (8-12) Index	-1.22%	2.21%	3.21%	3.42%	17.13%	22.24%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Managed Municipal ETF (FMB) (Continued)
Sector Allocation	% of Total Investments (including cash)
Hospital	13.6%
Government Obligation Bond - Unlimited Tax	9.8
Insured	8.8
Water & Sewer	6.8
Continuing Care Retirement Communities	6.7
Gas	5.6
Higher Education	5.4
Certificates of Participation	4.8
Dedicated Tax	4.5
Airport	4.4
Education	3.5
Utility	3.3
Government Obligation Bond - Limited Tax	3.2
Special Assessment	2.9
Toll Road	1.9
Mass Transit	1.8
Housing	1.8
Industrial Development Bond	1.6
Tobacco	1.3
Tax Increment	1.2
Student Housing	1.1
Pre-refunded/Escrowed-to-maturity	0.8
Local Housing	0.5
Skilled Nursing	0.2
Port	0.2
Hotel	0.1
Other Health	0.1
Pool	0.1
Stadium	0.0*
Cash	4.0
Total	100.0%

*	Amount is less than 0.1%.
Credit Quality(1)	% of Total Investments (including cash)
AAA	6.6%
AA	32.6
A	32.9
BBB	10.5
BB	3.0
B	0.5
CCC	0.1
Not Rated	9.5
Short Rated Only	0.3
Cash	4.0
Total	100.0%

(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Managed Municipal ETF (FMB) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through April 30, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 1, 2014 through April 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/1/14 – 10/31/15	178	16	0	0
11/1/15 – 10/31/16	200	0	0	0
11/1/16 – 10/31/17	207	0	0	0
11/1/17 – 10/31/18	201	0	0	0
11/1/18 – 10/31/19	228	0	0	0
11/1/19 – 4/30/20	102	3	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/1/14 – 10/31/15	57	0	0	0
11/1/15 – 10/31/16	51	1	0	0
11/1/16 – 10/31/17	45	0	0	0
11/1/17 – 10/31/18	51	0	0	0
11/1/18 – 10/31/19	23	0	0	0
11/1/19 – 4/30/20	11	2	4	2

Portfolio Management
First Trust Managed Municipal ETF (FMB)
Semi-Annual Report
April 30, 2020 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Managed Municipal ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
Tom Futrell, CFA, Senior Vice President, Senior Portfolio Manager
Johnathan N. Wilhelm, Senior Vice President, Senior Portfolio Manager
The First Trust Municipal Securities Team was formed in September of 2013 and is headed by Tom Futrell, CFA, and Johnathan Wilhelm who serve as senior portfolio managers of the Fund. Messrs. Futrell and Wilhelm have a combined 50+ years of investment experience and prior to joining First Trust, served as portfolio managers of municipal bonds at Nuveen Investments and Performance Trust Investment Advisors. In addition to the Fund, the team manages/consults for a variety of First Trust investment portfolios and separately managed accounts.

First Trust Managed Municipal ETF (FMB)
Understanding Your Fund Expenses
April 30, 2020 (Unaudited)
As a shareholder of the First Trust Managed Municipal ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2020.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust Managed Municipal ETF (FMB)
Actual	$1,000.00	$959.00	0.50%	$2.44
Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	0.50%	$2.51

(a)	These expense ratios reflect expense waivers. See Note 3 in the Notes to Financial Statements.
(b)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (November 1, 2019 through April 30, 2020), multiplied by 182/366 (to reflect the six-month period).

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 94.1%
	Alabama – 3.9%
$225,000	AL Cmnty Clg Sys Brd of Trustees Rev Bishop St Cmnty Clg, BAM	4.00%	01/01/35	$250,475
500,000	AL St Port Auth Docks Facs Rev Ref Docks Facs Rev, Ser A, AGM, AMT	5.00%	10/01/25	579,540
1,100,000	Birmingham AL Wtrwks Brd Wtr Rev Ref Sr, Ser A	5.00%	01/01/32	1,315,369
940,000	Birmingham AL Wtrwks Brd Wtr Rev Ref Sr, Ser A	4.00%	01/01/34	1,041,219
2,325,000	Birmingham AL Wtrwks Brd Wtr Rev Ref Sub, Ser B	5.00%	01/01/43	2,665,403
7,070,000	Black Belt Energy Gas Dist AL Gas Prepay Rev Proj #5, Ser A-1 (Mandatory put 10/01/26)	4.00%	10/01/49	7,585,615
1,530,000	Black Belt Energy Gas Dist AL Gas Prepay Rev, Ser A (Mandatory put 12/01/23)	4.00%	12/01/48	1,600,043
415,000	Gulf Shores AL Ref Warrants, Ser A	5.00%	12/15/35	497,535
310,000	Gulf Shores AL Ref Warrants, Ser A	5.00%	12/15/38	368,389
400,000	Homewood AL Eductnl Bldg Auth Rev Ref Samford Univ Proj, Ser A	4.00%	12/01/33	418,944
950,000	Homewood AL Eductnl Bldg Auth Rev Ref Samford Univ Proj, Ser A	4.00%	12/01/34	990,717
450,000	Infirmary Hlth Sys AL Spl Care Facs Fing Auth Rev Infirmary Hlth Sys Inc, Ser A	5.00%	02/01/36	486,482
930,000	Leeds AL Pub Eductnl Bldg Auth Eductnl Facs Rev Ref Edu, AGM	4.00%	04/01/29	1,031,519
695,000	Leeds AL Pub Eductnl Bldg Auth Eductnl Facs Rev Ref Edu, AGM	4.00%	04/01/30	768,739
1,500,000	Lower AL Gas Dist Gas Proj Rev Gas Proj, Rev Bonds Proj 2 (Mandatory put 12/01/25)	4.00%	12/01/50	1,597,335
100,000	Lower AL Gas Dist Gas Proj Rev, Ser A	5.00%	09/01/31	119,398
600,000	Mobile AL Impt Dist Sales Tax Rev Mcgowin Park Proj, Ser A	5.00%	08/01/25	591,486
500,000	Mobile Cnty AL Impt Warrants	5.00%	08/01/30	592,300
1,105,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	4.00%	11/01/30	1,221,500
1,565,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	4.00%	11/01/31	1,717,525
1,605,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	4.00%	11/01/32	1,746,689
1,395,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	4.00%	11/01/33	1,509,223
1,765,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	4.00%	11/01/34	1,900,093
1,840,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	4.00%	11/01/35	1,969,610
110,000	SE AL St Gas Sply Dist Gas Sply Rev Proj #1, Ser A (Mandatory put 04/01/24)	4.00%	04/01/49	115,337
6,300,000	SE AL St Gas Sply Dist Gas Sply Rev Proj #2, Ser A (Mandatory put 06/01/24)	4.00%	06/01/49	6,623,379
1,040,000	Troy AL Ref Warrants, BAM	4.00%	07/01/35	1,105,385
5,000,000	UAB Medicine Fin Auth AL Rev Ref UAB Medicine, Ser B2	5.00%	09/01/41	5,678,000
8,890,000	Wilsonville AL Indl Dev Brd Sol Wst Disp Rev Var AL Plt Gaston Plt (a)	0.25%	12/01/30	8,890,000
				54,977,249
	Arizona – 2.3%
1,205,000	AZ Brd of Rgts Univ AZ Sys Rev Green Bond, Ser B	5.00%	06/01/28	1,438,228
1,000,000	AZ St Indl Dev Auth Edu Rev Academics of Math & Science Proj (b)	5.00%	07/01/49	889,310
625,000	AZ St Indl Dev Auth Edu Rev Cadence Campus Proj, Ser A (b)	4.00%	07/15/30	597,662
925,000	AZ St Indl Dev Auth Edu Rev Cadence Campus Proj, Ser A (b)	4.00%	07/15/40	761,913
175,000	AZ St Indl Dev Auth Edu Rev Doral Academy NV Fire Mesa & Red Rock Campus Proj, Ser A (b)	5.00%	07/15/39	164,297
375,000	AZ St Indl Dev Auth Edu Rev Ref Basis Sch Projs, Ser D (b)	5.00%	07/01/37	353,126
530,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (b)	4.00%	07/01/21	528,437
555,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (b)	5.00%	07/01/26	561,316
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Arizona (Continued)
$415,000	AZ St Indl Dev Auth National Chrt Sch Revolving Loan Fd Equitable Sch Revolving Fund, Ser A	5.00%	11/01/31	$503,038
1,005,000	AZ St Indl Dev Auth National Chrt Sch Revolving Loan Fd Equitable Sch Revolving Fund, Ser A	5.00%	11/01/33	1,200,211
465,000	AZ St Indl Dev Auth National Chrt Sch Revolving Loan Fd Equitable Sch Revolving Fund, Ser A	5.00%	11/01/37	545,124
1,000,000	AZ St Indl Dev Auth Rev Lincoln South Beltway Proj	5.00%	08/01/27	1,194,990
1,985,000	AZ St Indl Dev Auth Rev Lincoln South Beltway Proj	5.00%	11/01/27	2,382,318
1,000,000	AZ St Indl Dev Auth Rev Lincoln South Beltway Proj	5.00%	05/01/28	1,210,180
1,000,000	AZ St Indl Dev Auth Rev Lincoln South Beltway Proj	5.00%	08/01/28	1,214,450
1,650,000	AZ St Indl Dev Auth Sr Living Rev 2nd Tier Great Lakes Sr Living Cmntys Proj, Ser B	5.00%	01/01/43	1,496,170
4,000,000	Glendale AZ Indl Dev Auth Sr Living Facs Rev Ref Sun Hlth Svcs, Ser A	5.00%	11/15/42	4,195,040
1,300,000	Maricopa Cnty AZ Elem Sch Dist #25 Liberty, Ser A, AGM	5.00%	07/01/31	1,617,759
1,350,000	Maricopa Cnty AZ Elem Sch Dist #25 Liberty, Ser A, AGM	5.00%	07/01/32	1,667,142
200,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Greathearts AZ Projs, Ser C	5.00%	07/01/25	229,416
500,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Horizon Cmnty Learning Ctr Proj	5.00%	07/01/35	465,705
500,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Traditional Sch Proj	4.00%	07/01/34	526,095
1,100,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Traditional Sch Proj Auth, Ser B (b)	5.00%	07/01/39	1,062,699
1,000,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Traditional Sch Proj Auth, Ser B (b)	5.00%	07/01/49	927,700
500,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Paradise Schs Projs Paragon Mgmt Inc (b)	4.00%	07/01/26	488,500
1,475,000	Maricopa Cnty AZ Spl Healthcare Dist Aka Maricopa Integrated Hlth Sys, Ser C	5.00%	07/01/27	1,819,988
475,000	Phoenix AZ Indl Dev Auth Edu Rev Fac Legacy Traditional Schs Projs, Ser A (b)	4.00%	07/01/26	466,835
300,000	Phoenix AZ Indl Dev Auth Student Hsg Rev Downtown Phoenix Student Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/32	325,224
300,000	Phoenix AZ Indl Dev Auth Student Hsg Rev Downtown Phoenix Student Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/33	322,839
300,000	Phoenix AZ Indl Dev Auth Student Hsg Rev Downtown Phoenix Student Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/34	321,525
350,000	Phoenix AZ Indl Dev Auth Student Hsg Rev Downtown Phoenix Student Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/35	373,391
700,000	Phoenix AZ Indl Dev Auth Student Hsg Rev Downtown Phoenix Student Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/44	731,836
200,000	Phoenix AZ Indl Dev Auth Student Hsg Rev Ref Downtown Phoenix Student Hsg LLC AZ St Univ Proj, Ser A	5.00%	07/01/26	222,370
385,000	Pima Cnty AZ Indl Dev Auth Edu Rev Fac American Leadership Academy Proj (b)	4.00%	06/15/22	378,409
350,000	Pima Cnty AZ Indl Dev Auth Edu Rev Ref Fac American Leadership Academy Proj (b)	4.60%	06/15/25	342,500
1,230,000	Salt River AZ Proj Agric Impt & Pwr Dist Elec Sys Rev Ref, Ser A	5.00%	12/01/31	1,323,000
275,000	Yavapai Cnty AZ Indl Dev Auth Hosp Fac Ref Yavapai Regl Med Ctr	5.00%	08/01/23	300,671
				33,149,414

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Arkansas – 0.1%
$610,000	AR Dev Fin Auth Healthcare Rev Baptist Hlth	4.00%	12/01/44	$629,557
350,000	Univ of Central Arkansas AR Rev, Ser A, AGM	5.00%	11/01/34	388,846
				1,018,403
	California – 6.3%
1,000,000	CA Sch Fin Auth Sch Fac Rev Alliance Clg Ready Pub Schs Proj, Ser C	4.50%	07/01/26	1,032,560
460,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp (b)	5.00%	07/01/32	480,806
480,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp (b)	5.00%	07/01/33	498,288
1,000,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp (b)	5.00%	07/01/43	1,012,270
1,325,000	CA Sch Fin Auth Sch Fac Rev Kipp Socal Pub Schs, Ser A (b)	5.00%	07/01/39	1,378,371
455,000	CA Sch Fin Auth Sch Fac Rev Ref Hlth Learning Proj, Ser A (b)	4.00%	07/01/26	463,777
800,000	CA Sch Fin Auth Sch Fac Rev Ref Hlth Learning Proj, Ser A (b)	5.00%	07/01/32	834,208
1,000,000	CA St	5.00%	11/01/31	1,247,160
750,000	CA St	5.00%	08/01/32	905,677
850,000	CA St Cmnty Clg Fing Auth Clg Hsg Rev Orange Coast Pptys LLC Orange Coast Clg Proj	5.25%	05/01/43	868,309
225,000	CA St Enterprise Dev Auth Lease Rev Riverside Cnty Library Fac Proj	4.00%	11/01/37	248,020
415,000	CA St Hlth Facs Fing Auth Rev Adventist Hlth Sys West, Ser A	4.00%	03/01/33	426,408
400,000	CA St Hlth Facs Fing Auth Rev Ref Sutter Hlth, Ser B	5.00%	11/15/33	457,212
600,000	CA St Hlth Facs Fing Auth Rev Sutter Hlth, Ser A	5.00%	11/15/33	695,502
445,000	CA St Muni Fin Auth Chrt Sch Lease Rev Vista Chrt Middle Sch Proj (c)	5.38%	07/01/34	449,668
700,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Academy Proj (b)	4.00%	07/01/26	695,443
1,515,000	CA St Muni Fin Auth Mobile Home Park Rev Sr Caritas Affordable Hsg Inc Projs, Ser A	5.25%	08/15/39	1,623,822
1,805,000	CA St Muni Fin Auth Mobile Home Park Rev Sr Caritas Affordable Hsg Inc Projs, Ser A	5.25%	08/15/49	1,918,372
200,000	CA St Muni Fin Auth Rev Channing House Proj, Ser B	5.00%	05/15/37	230,138
500,000	CA St Muni Fin Auth Rev Ref Eisenhower Med Ctr, Ser A	5.00%	07/01/34	554,665
1,250,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/33	1,224,525
600,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/34	582,054
1,000,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/35	963,140
1,000,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/36	954,700
2,130,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/39	1,985,203
3,420,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	5.00%	10/01/44	3,498,865
680,000	CA St Muni Fin Auth Rev Ref Retmnt Hsg Fdtn Oblig Grp, Ser A	5.00%	11/15/27	743,111
650,000	CA St Muni Fin Auth Rev Sr Lien Linxs APM Proj, Ser A, AMT	5.00%	06/30/28	726,628
200,000	CA St Muni Fin Auth Sr Living Rev Ref Mt San Antonio Gardens Proj	4.00%	11/15/27	197,312
1,000,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Ref Wst Mgmt Inc, Ser A1, AMT	3.38%	07/01/25	1,028,380
1,500,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Rialto Bioenergy Fac LLC Proj Green Bond, AMT (b)	6.75%	12/01/28	1,371,225
4,250,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Rialto Bioenergy Fac LLC Proj Green Bond, AMT (b)	7.50%	12/01/40	3,794,655
775,000	CA St Ref	5.00%	04/01/29	984,971
2,000,000	CA St Ref Various Purpose	5.00%	04/01/36	2,232,380
500,000	CA St Ref, Ser C	5.00%	09/01/32	581,820
2,000,000	CA St Sch Fin Auth Chrt Sch Rev Arts in Action Chrt Schs, Ser A (b)	5.00%	06/01/40	1,923,920
500,000	CA St Sch Fin Auth Chrt Sch Rev Summit Pub Schs (b)	5.00%	06/01/37	509,030
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$300,000	CA St Stwd Cmntys Dev Auth Clg Hsg Rev NCCD Hooper Street LLC CA Clg of the Arts Projs (b)	5.00%	07/01/29	$304,722
700,000	CA St Stwd Cmntys Dev Auth Clg Hsg Rev NCCD Hooper Street LLC CA Clg of the Arts Projs (b)	5.25%	07/01/39	688,331
1,595,000	CA St Univ Rev Systemwide, Ser A	5.00%	11/01/21	1,693,396
300,000	CA Stwd Cmntys Dev Auth Rev Beverly Cmnty Hosp Assoc	5.00%	02/01/30	325,278
1,000,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (b)	5.00%	12/01/30	1,024,260
450,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (b)	5.00%	12/01/33	457,285
450,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (b)	3.00%	11/01/22	441,729
500,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (b)	5.00%	11/01/32	509,380
100,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/30	119,589
195,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/31	232,099
300,000	CA Stwd Cmntys Dev Auth Rev Ref Lancer Eductnl Student Hsg Proj, Ser A (b)	4.00%	06/01/21	299,616
370,000	Chino CA Cmnty Facs Dist Spl Tax #2003-3 Impt Area #7	5.00%	09/01/30	425,067
300,000	Chino Vly CA Unif Sch Dist, Ser B	5.00%	08/01/38	371,817
250,000	Chino Vly CA Unif Sch Dist, Ser B	5.00%	08/01/39	308,938
2,160,000	Etiwanda CA Sch Dist Cmnty Facs Dist #9 Spl Tax Ref	5.00%	09/01/35	2,480,695
130,000	Folsom Ranch CA Fing Auth Spl Tax Rev Cmnty Facs Dist No 19 Mangini	4.00%	09/01/24	137,859
155,000	Folsom Ranch CA Fing Auth Spl Tax Rev Cmnty Facs Dist No 19 Mangini	4.00%	09/01/25	165,038
500,000	Foothill-De Anza CA Cmnty Clg Dist Ref, COPS	5.00%	04/01/32	573,445
1,360,000	Hawthorne CA Cmnty Redev Agy Successor Agy Tax Allocation Ref Sub, AGM	5.00%	09/01/32	1,548,605
175,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 09-1, Ser A	5.00%	09/01/31	208,695
365,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 09-1, Ser A	5.00%	09/01/32	432,021
125,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 09-1, Ser A	5.00%	09/01/34	146,151
2,885,000	Kaweah CA Delta Healthcare Dist Rev, Ser B	5.00%	06/01/40	3,140,005
210,000	La Verne CA Ref Brethren Hillcrest Homes, COPS	5.00%	05/15/22	213,398
825,000	Lammersville CA Jt Unif Sch Dist Spl Tax Cmnty Facs Dist #2014-1 Impt Area #1 Mountain House Sch Facs	5.00%	09/01/42	884,903
835,000	Live Oak CA Sch Dist Santa Cruz Cnty Ref	5.00%	08/01/30	1,002,935
600,000	Lodi CA Unif Sch Dist Election of 2016, Ser 2020	4.00%	08/01/35	671,448
45,000	Long Beach CA Bond Fin Auth Nat Gas Purchase Rev, Ser A	5.25%	11/15/23	49,577
400,000	Los Angeles CA Dept of Arpts Arpt Rev Sub Los Angeles Intl Arpt, Ser B, AMT	5.00%	05/15/31	451,720
100,000	Marina CA Redev Agy Successor Agy Tax Allocation Hsg, Ser B	5.00%	09/01/33	109,486
1,260,000	Marina Coast CA Wtr Dist Enterprise Rev, COPS	4.00%	06/01/44	1,386,920
325,000	Menifee CA Union Sch Dist Pub Fing Auth Spl Tax Rev Ref, Ser A	5.00%	09/01/28	374,185
175,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/30	196,348
150,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/31	166,592
145,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/32	159,565
165,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/33	180,667
1,710,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/44	1,831,632
1,110,000	Montebello CA Pub Fing Auth Rev Montebello Home2 Suites Hilton Hotel Proj, Ser A	5.00%	06/01/32	1,294,637
2,515,000	Napa Vly CA Unif Sch Dist, Ser C, AGM	4.00%	08/01/38	2,727,870
110,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax No 2018-1 Grantline 208	5.00%	09/01/26	123,697

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$500,000	River Islands CA Pub Fing Auth Spl Tax Cmnty Facs Dist #2003-1, Ser A	5.00%	09/01/43	$524,955
500,000	River Islands CA Pub Fing Auth Spl Tax Cmnty Facs Dist #2019-1 Phase 2 Pub Impts	4.00%	09/01/33	504,820
560,000	River Islands CA Pub Fing Auth Spl Tax Ref Cmnty Facs Dist #2003-1	5.38%	09/01/31	597,134
500,000	Riverside CA Unif Sch Dist Election of 2016, Ser B	4.00%	08/01/35	552,835
865,000	Rocklin CA Unif Sch Dist Cmnty Facs Dist Subordinate, Ser 2019, BAM	5.00%	09/15/34	1,072,505
625,000	Rocklin CA Unif Sch Dist Cmnty Facs Dist Subordinate, Ser 2019, BAM	4.00%	09/15/35	707,919
1,080,000	Rocklin CA Unif Sch Dist Cmnty Facs Dist Subordinate, Ser 2019, BAM	4.00%	09/15/36	1,217,959
110,000	Roseville CA Spl Tax	5.00%	09/01/30	125,054
100,000	Roseville CA Spl Tax	5.00%	09/01/31	112,713
500,000	Sacramento CA Transient Occupancy Tax Rev Sub Convention Ctr Complex, Ser C	5.00%	06/01/35	552,680
350,000	San Diego Cnty CA Ltd Rev Obligs Ref Sanford Burnham Prebys Med Discovery Institute, Ser A	5.00%	11/01/25	417,056
500,000	San Diego Cnty CA Ltd Rev Obligs Ref Sanford Burnham Prebys Med Discovery Institute, Ser A	5.00%	11/01/26	595,505
945,000	San Diego Cnty CA Regl Arpt Auth Sr, Ser B, AMT	5.00%	07/01/30	1,017,633
1,250,000	San Diego Cnty CA Regl Transprtn Commn, Ser A	5.00%	04/01/35	1,471,437
1,365,000	San Francisco CA Bay Area Rapid Transit Dist Sales Tax Rev, Ser A	4.00%	07/01/36	1,517,880
1,330,000	San Francisco CA Bay Area Rapid Transit Dist Sales Tax Rev, Ser A	4.00%	07/01/37	1,471,924
1,000,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev Ref, Ser D, AMT	5.00%	05/01/22	1,063,800
280,000	San Francisco City & Cnty CA Redev Agy Successor Agy Tax Ref Mission Bay N Redev Proj, Ser A	5.00%	08/01/35	314,171
150,000	Simi Vly CA Unif Sch Dist, Ser B	4.00%	08/01/32	171,366
375,000	Simi Vly CA Unif Sch Dist, Ser B	4.00%	08/01/39	413,846
340,000	South San Francisco CA Pub Facs Fing Auth Lease Rev Police Station Proj, Ser A	4.00%	06/01/33	393,870
400,000	South San Francisco CA Pub Facs Fing Auth Lease Rev Police Station Proj, Ser A	4.00%	06/01/34	457,804
160,000	Tahoe Truckee CA Unif Sch Dist COPS, BAM	4.00%	06/01/35	176,474
255,000	Tahoe Truckee CA Unif Sch Dist COPS, BAM	4.00%	06/01/36	280,049
1,000,000	Tahoe Truckee CA Unif Sch Dist COPS, BAM	4.00%	06/01/43	1,078,560
100,000	Temecula Vly Unif Sch Dist Fing Auth CA Spl Tax Rev, BAM	5.00%	09/01/34	113,267
385,000	Temescal Vly CA Wtr Dist Spl Tax Terramor Cmnty Facs Dist #4 Impt Area #1	4.00%	09/01/23	404,373
500,000	Tobacco Securitization Auth Nthrn CA Tobacco Settlement Rev Asset Bkd Bds, Ser A-1	5.50%	06/01/45	494,375
650,000	Tulare CA Loc Hlth Care Dist Ref, BAM	4.00%	08/01/35	725,081
500,000	Tulare CA Loc Hlth Care Dist Ref, BAM	4.00%	08/01/39	544,675
300,000	Vacaville CA Unif Sch Dist, Ser D	4.00%	08/01/35	335,904
600,000	Vacaville CA Unif Sch Dist, Ser D	4.00%	08/01/37	666,000
500,000	Vacaville CA Unif Sch Dist, Ser D	4.00%	08/01/38	552,580
1,050,000	Victor CA Elem Sch Dist Cmnty Facs Dist Spl Tax Ref 2005-1, BAM	5.00%	09/01/46	1,192,254
				89,020,654
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Colorado – 7.9%
$500,000	Aviation Station North Met Dist #2 CO Ltd, Ser A	4.00%	12/01/29	$456,890
500,000	Base Vlg Met Dist #2 CO Ref, Ser A	5.50%	12/01/36	493,030
1,000,000	Broadway Station Met Dist No 3 CO Sr Cib Lmtd Tax Convertible to Unlimited Tax	5.00%	12/01/49	835,040
455,000	Buffalo Ridge CO Met Dist Ref & Impt Sr, Ser A, BAM	5.00%	12/01/25	536,336
250,000	Buffalo Ridge CO Met Dist Ref & Impt Sr, Ser A, BAM	5.00%	12/01/26	300,473
500,000	Castle Oaks CO Met Dist #3 Ref	5.00%	12/01/37	454,720
500,000	Centerra CO Met Dist #1 Spl Rev Dist #1 (b)	5.00%	12/01/22	505,150
1,000,000	Centerra CO Met Dist #1 Spl Rev Dist #1 (b)	5.00%	12/01/29	978,150
400,000	CO Eductnl & Cultural Auth Rev Ref West Ridge Academy Chrt Sch Proj, Ser A	5.00%	06/01/49	425,244
700,000	CO St Building Excellent Schs Today, Ser O, COPS	5.00%	03/15/31	880,754
1,750,000	CO St Building Excellent Schs Today, Ser O, COPS	4.00%	03/15/37	1,937,390
2,390,000	CO St Building Excellent Schs Today, Ser O, COPS	4.00%	03/15/38	2,627,446
1,920,000	CO St Eductnl & Cultural Facs Auth Rev Chrt Sch Loveland Classical Schs Proj (b)	5.00%	07/01/36	1,772,390
2,245,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp	5.00%	12/15/35	2,362,144
4,000,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp	5.00%	12/15/45	4,128,240
1,020,000	CO St Eductnl & Cultural Facs Auth Rev Univ Denver Proj, Ser A	4.00%	03/01/35	1,107,057
250,000	CO St Hlth Facs Auth Hosp Rev Ref Commonspirit Hlth, Ser A-1	5.00%	08/01/35	276,238
3,000,000	CO St Hlth Facs Auth Hosp Rev Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/38	3,003,240
1,125,000	CO St Hlth Facs Auth Hosp Rev Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/44	1,095,480
7,000,000	CO St Hlth Facs Auth Hosp Rev Ref Commonspirit Hlth, Ser B	4.00%	01/01/40	7,248,780
300,000	CO St Hlth Facs Auth Hosp Rev Ref Frasier Meadows Retmnt Cmnty Proj, Ser A	5.00%	05/15/25	297,108
350,000	CO St Hlth Facs Auth Hosp Rev Ref Frasier Meadows Retmnt Cmnty Proj, Ser A	5.00%	05/15/26	345,520
2,500,000	CO St Hlth Facs Auth Hosp Rev Ref Sanford Hlth, Ser A	5.00%	11/01/31	2,943,700
2,950,000	CO St Hlth Facs Auth Hosp Rev Ref Sanford Hlth, Ser A	5.00%	11/01/32	3,440,054
3,655,000	CO St Hlth Facs Auth Hosp Rev Ref Sanford Hlth, Ser A	5.00%	11/01/33	4,231,284
1,800,000	CO St Hlth Facs Auth Hosp Rev Ref Sanford Hlth, Ser A	5.00%	11/01/44	1,978,470
605,000	CO St Hlth Facs Auth Rev Ref Covenant Retmnt Cmntys, Ser A	5.00%	12/01/27	618,159
525,000	CO St Hlth Facs Auth Rev Ref Covenant Retmnt Cmntys, Ser A	5.00%	12/01/33	531,935
495,000	Colorado Springs CO Pikes Peak Americas Mountain Enterprise Pikes Peak	5.00%	12/01/25	585,808
500,000	Copperleaf CO Met Dist #2 Ref	5.25%	12/01/30	501,915
5,000,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/35	5,803,850
4,000,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/37	4,611,360
975,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/38	1,120,801
1,000,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/43	1,136,310
1,000,000	Denver CO City & Cnty Dedicated Tax Rev, Ser A-1	5.00%	08/01/41	1,154,800
600,000	Denver CO Hlth & Hosp Auth 550 Acoma Inc, COPS	5.00%	12/01/26	698,034
1,790,000	Denver CO Intl Business Ctr CO Met Dist #1 Subordinate, Ser B	6.00%	12/01/48	1,635,469
55,000	E-470 CO Pub Highway Auth Capital Appreciation Sr, Ser B, NATL-RE	(d)	09/01/22	52,037
1,500,000	Fourth Street Crossing Business Impt Dist CO Sr, Ser A (b)	5.13%	12/01/38	1,338,690
2,735,000	Hunters Overlook Metro Dist #5 Co Sr Bonds, Ser A	5.00%	12/01/49	2,413,173
900,000	Hunters Overlook Metro Dist #5 CO Sr Bonds, Ser A	5.00%	12/01/39	845,406
1,000,000	Independence Met Dist #3 CO, Ser A	6.25%	12/01/49	986,290
860,000	Lakes at Centerra Met Dist No 2 CO Impt, Ser A	4.63%	12/01/27	837,726
1,000,000	Lanterns Met Dist #1 CO Sr, Ser A	5.00%	12/01/49	855,830
100,000	Lorson Ranch Met Dist #2 CO	4.00%	12/01/24	109,020
170,000	Lorson Ranch Met Dist #2 CO	5.00%	12/01/27	195,733

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Colorado (Continued)
$3,260,000	Mirabelle Met Dist #2 Co Sr, Ser A	5.00%	12/01/39	$2,907,790
1,000,000	North Park Met Dist #1 Spl Rev, Ser A-2	5.13%	12/01/28	982,620
3,000,000	Painted Prairie Pub Impt Auth CO	5.00%	12/01/39	2,704,470
2,460,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/24	2,834,560
150,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/31	173,694
150,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/34	172,497
155,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/35	177,895
2,000,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/45	2,255,100
1,000,000	Park Creek CO Met Dist Rev Sr Lien, Ser A, AGM	4.00%	12/01/34	1,139,820
1,455,000	Park Creek CO Met Dist Rev Sr Lien, Ser A, AGM	4.00%	12/01/35	1,650,246
1,040,000	Park Creek CO Met Dist Rev Sr Lien, Ser A, AGM	4.00%	12/01/36	1,174,597
420,000	Park Creek CO Met Dist Rev Sr, Ser A	5.00%	12/01/30	514,823
30,000	Park Creek CO Met Dist Rev Sr, Ser A, NATL-RE	5.00%	12/01/24	34,640
500,000	Parker Homestead Met Dist CO Ref (c)	5.63%	12/01/44	489,870
1,000,000	Prairie Ctr CO Met Dist #3 Ltd Property Tax Supported Pri Ref, Ser A (b)	4.13%	12/15/27	955,490
135,000	Pub Auth for CO St Energy Nat Gas Purchase Rev	6.13%	11/15/23	144,805
5,000,000	Rampart Range CO Met Dist #1 Ltd Tax Supported & Spl Rev Ref & Impt, AGM	5.00%	12/01/42	5,805,650
550,000	Serenity Ridge CO Met Dist #2 Ref, Ser A (c)	5.13%	12/01/37	512,264
750,000	Sierra Ridge Met Dist No 2 CO Sr, Ser A	4.50%	12/01/31	694,875
2,015,000	South Suburban Park & Recreation Dist CO, COPS	4.00%	12/15/35	2,219,381
2,065,000	Stc Met Dist #2 CO Ref, Ser A	4.00%	12/01/29	1,893,316
4,000,000	Stc Met Dist #2 CO Ref, Ser A	5.00%	12/01/38	3,742,400
2,000,000	Stc Met Dist #2 CO Ref, Ser A	5.00%	12/01/49	1,762,360
175,000	Sterling Hills CO W Met Dist Ref	5.00%	12/01/32	198,237
1,800,000	Takoda CO Met Dist Ref	6.00%	12/01/36	2,048,796
1,400,000	Thompson Crossing Met Dist #4 CO Ref	5.00%	12/01/39	1,374,240
500,000	Trails at Crowfoot Met Dist #3 CO Sr Series, Ser A	5.00%	12/01/39	455,165
1,000,000	Velocity Met Dist #3 CO	5.13%	12/01/34	962,820
600,000	Willow Bend Met Dist CO Sr, Ser A	5.00%	12/01/39	552,138
1,000,000	Willow Bend Met Dist CO Sr, Ser A	5.00%	12/01/49	869,730
				112,096,963
	Connecticut – 3.5%
1,250,000	CT St Hlth & Eductnl Facs Auth Rev Fairfield Univ, Ser Q-1	5.00%	07/01/46	1,339,563
1,000,000	CT St Hlth & Eductnl Facs Auth Rev Quinnipiac Univ Ref, Ser M	5.00%	07/01/36	1,090,270
5,160,000	CT St Hlth & Eductnl Facs Auth Rev Ref Fairfield Univ, Ser R	4.00%	07/01/47	5,195,810
1,000,000	CT St Hlth & Eductnl Facs Auth Rev Ref Fairfield Univ, Ser S	5.00%	07/01/26	1,138,970
2,250,000	CT St Hlth & Eductnl Facs Auth Rev Ref Quinnipiac Univ, Ser L	5.00%	07/01/31	2,461,500
200,000	CT St Hlth & Eductnl Facs Auth Rev Ref Quinnipiac Univ, Ser L	4.00%	07/01/33	205,642
1,210,000	CT St Hlth & Eductnl Facs Auth Rev Yale Univ Issue, Ser U-2 (Mandatory put 02/08/22)	2.00%	07/01/33	1,228,719
500,000	CT St Hlth & Eductnl Facs Auth Rev, Ser A	5.00%	07/01/34	571,855
1,000,000	CT St Hlth & Eductnl Facs Auth Rev, Ser A	5.00%	07/01/35	1,138,160
1,000,000	CT St Hlth & Eductnl Facs Auth Rev, Ser A	4.00%	07/01/36	1,036,150
1,120,000	CT St Hsg Fin Auth Hsg Fin Mtge Program Ref, Subser A-1	3.65%	11/15/32	1,183,202
3,500,000	CT St Hsg Fin Auth Hsg Fin Mtge Program Ref, Subser B-1	3.55%	11/15/33	3,746,330
2,345,000	CT St Spl Tax Oblig Rev Transprtn Infrastructure, Ser A	5.00%	08/01/34	2,610,407
1,445,000	CT St, Ser A	5.00%	04/15/29	1,682,890
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Connecticut (Continued)
$500,000	CT St, Ser A	4.00%	01/15/36	$529,735
5,000,000	CT St, Ser A	4.00%	01/15/37	5,275,800
790,000	CT St, Ser B	5.00%	03/01/26	855,483
905,000	CT St, Ser E	5.00%	10/15/33	1,022,804
560,000	CT St, Ser E	4.00%	10/15/35	583,794
700,000	CT St, Ser F	5.00%	11/15/34	777,742
500,000	Hamden CT, BAM	6.00%	08/15/33	632,560
500,000	Harbor Point CT Infrastructure Impt Dist Spl Oblig Rev Ref Harbor Point Proj Ltd (b)	5.00%	04/01/39	508,445
1,970,000	Univ of Connecticut CT, Ser A	5.00%	01/15/29	2,292,883
4,635,000	Univ of Connecticut CT, Ser A	5.00%	01/15/30	5,365,708
1,250,000	Univ of Connecticut CT, Ser A	5.00%	11/01/32	1,468,125
3,820,000	Univ of Connecticut CT, Ser A	5.00%	11/01/34	4,449,803
1,500,000	Univ of Connecticut CT, Ser A	5.00%	11/01/36	1,733,190
				50,125,540
	Delaware – 0.2%
325,000	DE St Hlth Facs Auth Rev Beebe Med Ctr	5.00%	06/01/26	374,826
2,633,000	Millsboro DE Spl Oblig Ref Plantation Lakes Spl Dev Dist (b)	5.00%	07/01/28	2,612,936
				2,987,762
	District of Columbia – 0.2%
1,000,000	Washington DC Met Area Transit Auth Gross Rev	5.00%	07/01/33	1,179,530
885,000	Washington DC Met Area Transit Auth Gross Rev Ref, Ser A-1	5.00%	07/01/29	1,075,620
				2,255,150
	Florida – 6.7%
500,000	Academical Vlg CDD FL Spl Assmnt Rev CDD	2.88%	05/01/25	484,460
1,000,000	Academical Vlg CDD FL Spl Assmnt Rev CDD	3.63%	05/01/40	860,460
125,000	Belle Isle FL Chrt Sch Lease Rev Cornerstone Chrt Academy & Cornerstone Chrt High Sch	5.50%	10/01/22	128,731
300,000	Bexley CDD FL Spl Assmnt Rev	4.10%	05/01/26	297,483
410,000	Brookstone CDD FL Spl Assmnt Rev CDD (e)	3.88%	11/01/23	406,630
2,305,000	Broward Cnty FL Arpt Sys Rev, Ser A, AMT	5.00%	10/01/31	2,716,880
605,000	Broward Cnty FL Fuel Sys Rev Ft Lauderdale Fuel Facs, Ser A, AGM, AMT	5.00%	04/01/22	650,030
1,350,000	Broward Cnty FL Port Facs Rev Ref Subordinate Bond, Ser D, AMT	5.00%	09/01/27	1,604,813
250,000	Citizens Property Insurance Corp FL, Ser A1	5.00%	06/01/22	263,868
2,000,000	Coco Palms FL Cdd Spl Assmnt	4.50%	05/01/32	2,028,760
280,000	Escambia Cnty FL Hlth Facs Auth Baptist Hosp Inc Proj, Ser A	5.50%	08/15/24	282,744
400,000	Escambia Cnty FL Sol Wst Disp Var Gulf Pwr Co Proj, 2nd Ser (a)	0.25%	04/01/39	400,000
725,000	FL St Govtl Utility Auth Rev Ref, AGM	4.00%	10/01/37	824,731
825,000	FL St Govtl Utility Auth Rev Ref, AGM	4.00%	10/01/38	935,435
750,000	FL St Govtl Utility Auth Rev Ref, AGM	4.00%	10/01/39	848,145
1,720,000	FL St Muni Pwr Agy Ref, Ser A	5.00%	10/01/20	1,749,515
1,900,000	Fort Myers FL Utility Rev Ref Rev, Ser A	4.00%	10/01/44	2,082,134
6,850,000	Gtr Orlando FL Aviation Auth Arpt Facs Rev Priority Sub, Ser A, AMT	5.00%	10/01/42	7,513,217
1,000,000	Gulfstream Polo Cmnty Dev Dist FL Spl Assmnt Phase 2 Proj	4.38%	11/01/49	934,220
445,000	Harmony FL CDD Capital Impt Rev Ref, Ser 2015	4.75%	05/01/25	443,242
365,000	Heritage Harbour FL N CDD Capital Impt Rev Ref Sr Lien, Ser A-1, AGM	5.00%	05/01/25	416,870
125,000	Hollywood FL Cmnty Redev Agy Redev Rev Ref	5.00%	03/01/23	137,565
1,000,000	Jacksonville FL Healthcare Facs Rev Ref Baptist Hlth	5.00%	08/15/35	1,157,250
3,700,000	Jacksonville FL Spl Rev Ref Spl Rev, Ser A	5.00%	10/01/31	4,396,525

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$1,000,000	Jacksonville FL Spl Rev Ref Spl Rev, Ser B	5.00%	10/01/28	$1,195,590
2,980,000	Jea FL Wtr & Swr Rev Ref, Ser A	4.00%	10/01/39	3,237,442
1,230,000	Lakeland FL Hosp Sys Rev Lakeland Regl Hlth	5.00%	11/15/33	1,330,553
1,210,000	Lee Cnty FL Indl Dev Auth Cypress Cove Healthpark FL Inc Memory Care Proj	4.00%	10/01/24	1,177,052
1,000,000	Lee Cnty FL Indl Dev Auth Shell Point/Waterside Hlth Proj	5.00%	11/15/39	1,017,430
1,500,000	Lee Cnty FL Indl Dev Auth Shell Point/Waterside Hlth Proj	5.00%	11/15/44	1,509,015
1,385,000	Mediterra FL S CDD Capital Impt Rev Ref	5.10%	05/01/31	1,461,175
2,500,000	Miami Dade Cnty FL Wtr & Swr Rev Ref Sys, Ser B	4.00%	10/01/34	2,813,450
2,130,000	Miami Dade Cnty FL Wtr & Swr Rev Sys, Ser A	4.00%	10/01/40	2,334,587
330,000	Miami FL Hlth Facs Auth Ref Miami Jewish Hlth Sys Oblig Grp	5.00%	07/01/25	304,217
500,000	Miami FL Spl Oblig Ref (b)	5.00%	03/01/30	550,700
375,000	Miami World Ctr CDD FL Spl Assmnt	4.00%	11/01/23	376,991
275,000	Miami World Ctr CDD FL Spl Assmnt	4.75%	11/01/27	284,048
1,015,000	Miami-Dade Cnty FL Aviation Rev Ref, Ser A, AMT	5.00%	10/01/27	1,110,857
2,000,000	Miami-Dade Cnty FL Eductnl Facs Auth Rev Ref Univ Miami, Ser A	5.00%	04/01/31	2,180,880
445,000	Miami-Dade Cnty FL Indl Dev Auth Doral Academy Proj	5.00%	01/15/25	471,335
550,000	Miami-Dade Cnty FL Indl Dev Auth Doral Academy Proj	5.00%	01/15/32	575,927
1,210,000	Miami-Dade Cnty FL Indl Dev Auth Doral Academy Proj	5.00%	01/15/37	1,241,847
1,080,000	Miami-Dade Cnty FL Spl Oblig Sub Ref	5.00%	10/01/35	1,280,437
6,000,000	Miami-Dade Cnty FL Wtr & Swr Rev, Ser B	4.00%	10/01/44	6,577,860
2,430,000	Miami-Dade Cnty FL, Ser A	5.00%	07/01/43	2,868,493
440,000	North Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	3.63%	05/01/24	431,345
800,000	North Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	4.00%	05/01/30	761,888
225,000	North Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	4.50%	05/01/40	206,885
355,000	Nthrn Palm Beach Cnty FL Impt Dist	5.00%	08/01/37	371,319
680,000	Orange Cnty FL Hlth Facs Auth Rev Presbyterian Retmnt Cmntys Proj	5.00%	08/01/29	694,001
345,000	Orange Cnty FL Hlth Facs Auth Rev Presbyterian Retmnt Cmntys Proj	5.00%	08/01/34	348,781
6,000,000	Orange Cnty FL Hlth Facs Auth Rev Ref Orlando Hlth Inc, Ser A	5.00%	10/01/36	6,744,660
2,000,000	Orange Cnty FL Hlth Facs Auth Rev Ref Orlando Hlth Inc, Ser A	5.00%	10/01/39	2,237,140
825,000	Orange Cnty FL Hlth Facs Auth Rev Ref Presbyterian Retmnt Cmntys	5.00%	08/01/31	843,117
1,000,000	Orange Cnty FL Hlth Facs Auth Rev Ref Presbyterian Retmnt Cmntys	5.00%	08/01/41	1,000,980
900,000	Palm Beach Cnty FL Hlth Facs Auth Acts Retmnt Life Cmntys Ref	5.00%	11/15/22	930,879
800,000	Palm Beach Cnty FL Hlth Facs Auth Hosp Rev Baptist Hlth South FL Obligated Grp	5.00%	08/15/23	867,520
1,000,000	Palm Beach Cnty FL Hlth Facs Auth Ref Acts Retmnt Life Cmntys Inc Oblig Grp	5.00%	11/15/32	1,047,590
305,000	Palm Beach Cnty FL Hlth Facs Auth Rev Lifespace Cmntys Inc, Ser B	5.00%	05/15/31	302,191
55,000	Port Saint Lucie FL Cmnty Redev Agy Rev Ref	5.00%	01/01/23	60,290
200,000	Rhodine Road North CDD FL Spl Assmnt	3.50%	05/01/24	197,724
1,000,000	Rhodine Road North CDD FL Spl Assmnt	4.50%	05/01/40	956,750
545,000	Rivington CDD FL Spl Assmnt Rev Assmnt Area	2.88%	05/01/25	530,160
335,000	San Simeon Cmnty Dev Dist FL Spl Assmnt (b)	4.13%	06/15/39	325,697
725,000	Sarasota Cnty FL Hlth Facs Auth Retmnt Fac Rev Ref Vlg of Isle Proj	5.00%	01/01/25	722,869
2,250,000	SE Overtown Park W Cmnty Redev Agy FL Tax, Ser A-1 (b)	5.00%	03/01/30	2,461,950
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$500,000	Shell Point Cmnty Dev Dist FL Spl Assmnt (b)	4.00%	11/01/24	$495,135
2,730,000	Stoneybrook FL S CDD Spl Assmnt Rev Assmnt Area Two, A Proj	5.13%	11/01/34	2,959,347
500,000	Tallahassee FL Energy Sys Rev Energy Sys	5.00%	10/01/29	575,980
1,500,000	Tallahassee FL Energy Sys Rev Energy Sys	5.00%	10/01/30	1,723,785
215,000	Timber Creek CDD FL Spl Assmnt Rev (e)	4.13%	11/01/24	213,478
100,000	UCF Stadium Corp FL Rev Ref, Ser A	5.00%	03/01/24	108,888
170,000	Villamar CDD FL Spl Assmnt (c)	3.75%	05/01/24	166,056
70,000	Vlg FL CDD #6 Spl Assmnt Rev Ref	4.00%	05/01/25	76,428
500,000	Volusia Cnty FL Eductnl Fac Auth Ref Embry Riddle Aeronautical Univ Inc Proj, Ser A	4.00%	10/15/37	514,175
835,000	Westside FL CDD Spl Assmnt Rev Ref (b)	4.10%	05/01/37	788,975
500,000	WildBlue CDD FL Spl Assmnt (b)	3.50%	06/15/24	499,055
				95,628,632
	Georgia – 3.8%
9,000,000	Atlanta GA Arpt Passenger Fac Charge Rev Arpt Rev Subordinate, Ser D, AMT	4.00%	07/01/38	9,441,810
650,000	Atlanta GA Tax Allocation Ref Eastside Proj	5.00%	01/01/30	793,078
3,000,000	Atlanta GA Wtr & Wstwtr Rev Ref, Ser A	5.00%	11/01/41	3,564,120
4,400,000	Atlanta GA Wtr & Wstwtr Rev Ref, Ser C	4.00%	11/01/37	4,913,920
625,000	De Kalb GA Priv Hosp Auth Children’s Healthcare of Atlanta, Ser B	4.00%	07/01/37	687,850
315,000	East Point GA Tax Allocation Ref	5.00%	08/01/21	329,462
500,000	Etowah GA Wtr & Swr Auth Rev Ref, BAM	4.00%	03/01/34	557,535
350,000	Etowah GA Wtr & Swr Auth Rev Ref, BAM	4.00%	03/01/35	388,539
400,000	Etowah GA Wtr & Swr Auth Rev Ref, BAM	4.00%	03/01/36	442,024
1,490,000	Floyd Cnty GA Dev Auth Spires Berry Clg Proj, Ser A (c)	5.50%	12/01/28	1,343,160
2,450,000	Floyd Cnty GA Dev Auth Spires Berry Clg Proj, Ser A (c)	5.75%	12/01/33	2,122,386
1,000,000	Fulton Cnty GA Dev Auth Rev Ref Children’s Healthcare of Atlanta, Ser C	5.00%	07/01/35	1,189,410
3,455,000	Fulton Cnty GA Rsdl Care Facs Elderly Auth Retmnt Fac Rev Ref Lenbrook Sq Fdtn Inc	5.00%	07/01/31	3,502,264
750,000	GA St Hgr Edu Facs Auth Rev Ref USG Real Estate Fdtn II LLC Projs	5.00%	06/15/34	886,463
890,000	GA St Hgr Edu Facs Auth Rev Ref USG Real Estate Fdtn II LLC Projs	5.00%	06/15/35	1,047,023
2,525,000	GA St Hsg & Fin Auth Rev Sf Mtge, Ser C	3.25%	12/01/33	2,633,575
5,000,000	GA St, Ser A-2	4.00%	02/01/36	5,550,550
40,000	Gainesville & Hall Cnty GA Hosp Auth Ref NE GA Hlth Sys Inc Proj, Ser A	5.00%	02/15/26	44,970
1,000,000	Glynn-Brunswick GA Memorial Hosp Auth Anticipation Ctfs South East GA Hlth Sys Proj	5.00%	08/01/47	1,062,440
985,000	Glynn-Brunswick GA Memorial Hosp Auth Ref Rev Anticipation Ctfs Southeast GA Hlth Sys Proj	4.00%	08/01/37	1,018,155
175,000	Main Street Nat Gas Inc GA Gas Rev, Ser A	5.50%	09/15/23	192,798
1,000,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A	5.00%	05/15/27	1,113,190
2,330,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A	5.00%	05/15/30	2,620,528
2,160,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser C	5.00%	09/01/25	2,422,310
1,170,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser C	5.00%	09/01/26	1,331,659
560,000	Priv Clgs & Univs Auth GA Mercer Univ Proj, Ser C	5.25%	10/01/27	581,106
1,175,000	Priv Clgs & Univs Auth GA Savannah Clg of Art & Design Proj	5.00%	04/01/33	1,258,601
2,865,000	S Regl GA Jt Dev Auth Rev Ref Valdosta St Univ VSU ASRE GA Reade Hopper LLC	5.00%	08/01/35	3,374,712
				54,413,638

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Guam – 0.1%
$400,000	Guam Govt Business Privilege Tax Rev, Ser B-1	5.00%	01/01/37	$390,808
300,000	Guam Port Auth Port Rev, Ser B, AMT	5.00%	07/01/32	301,800
75,000	Guam Pwr Auth Rev Ref, Ser A, AGM	5.00%	10/01/20	76,219
				768,827
	Hawaii – 0.8%
195,000	HI St Dept of Budget & Fin Spl Purpose Rev Ref HI Pacific Hlth Oblig Grp, Ser B	5.00%	07/01/30	210,169
110,000	HI St Pacific Hlth Spl Purpose Rev, Ser B	5.63%	07/01/30	110,864
4,980,000	HI St, Ser FG	4.00%	10/01/33	5,513,358
500,000	Honolulu City & Cnty HI Wstwtr Sys Rev Ref Junior, Ser A	5.00%	07/01/20	503,295
2,450,000	Honolulu City & Cnty HI Wstwtr Sys Rev Ref Sr First Bd Resolution, Ser B	4.00%	07/01/32	2,669,030
2,000,000	Honolulu City & Cnty HI Wstwtr Sys Rev Sr First Bd Resolution, Ser A	4.00%	07/01/42	2,182,020
100,000	Honolulu City & Cnty HI Wstwtr Sys Rev Sr First Bd Resolution, Ser B	5.00%	07/01/20	100,664
				11,289,400
	Idaho – 0.1%
1,000,000	ID St Hlth Facs Auth Rev Ref Madison Memorial Hosp	5.00%	09/01/37	1,066,440
255,000	ID St Hlth Facs Auth Rev Ref Vly Vista Care Corp, Ser A	5.00%	11/15/32	223,543
500,000	ID St Hlth Facs Auth Rev Trinity Hlth Ref, Ser D	5.00%	12/01/33	542,910
				1,832,893
	Illinois – 3.3%
1,210,000	Bolingbrook IL Ref, Ser A	4.00%	01/01/35	1,318,573
1,000,000	Bolingbrook IL Ref, Ser A, AGM	5.00%	01/01/30	1,218,340
1,000,000	Bolingbrook IL Ref, Ser A, AGM	5.00%	01/01/31	1,211,660
130,000	Chicago IL Brd of Edu Cap Apprec Sch Reform, Ser B-1, NATL-RE	(d)	12/01/22	119,922
500,000	Chicago IL Brd of Edu Ref Dedicated, Ser C	5.00%	12/01/30	502,280
1,975,000	Chicago IL Brd of Edu Ref, Ser F	5.00%	12/01/31	1,971,267
625,000	Chicago IL Brd of Edu, Ser A	5.50%	12/01/39	617,644
305,000	Chicago IL O’Hare Intl Arpt Rev Ref Gen Sr Lien, Ser A, AMT	5.00%	01/01/30	338,019
600,000	Chicago IL O’Hare Intl Arpt Rev Ref Sr Lien, Ser A, AMT	5.00%	01/01/37	670,146
400,000	Chicago IL O’Hare Intl Arpt Rev, Ser C, AMT	5.00%	01/01/34	429,032
450,000	Chicago IL Ref 2003B	5.25%	01/01/29	456,520
185,000	Chicago IL Ref Proj, Ser A	5.00%	01/01/27	188,208
1,155,000	Chicago IL Ref Proj, Ser A	5.00%	01/01/35	1,141,001
500,000	Chicago IL Ref, Ser A	5.63%	01/01/29	523,495
150,000	Chicago IL Ref, Ser C	4.00%	01/01/22	157,839
500,000	Chicago IL Ref, Ser C	5.00%	01/01/25	512,450
645,000	Chicago IL Ref, Ser C	5.00%	01/01/26	660,370
270,000	Chicago IL Ref, Ser C	5.00%	01/01/38	261,449
285,000	Chicago IL Ref, Ser C, CABS	(d)	01/01/22	264,674
145,000	Chicago IL Ref, Ser C, CABS	(d)	01/01/24	122,357
125,000	Chicago IL Ref, Ser C, CABS	(d)	01/01/25	100,378
2,060,000	Chicago IL, Ser A	5.00%	01/01/27	2,102,663
2,425,000	DuPage & Cook Cntys IL Twp High Sch Dist #86 Hinsdale	4.00%	01/15/36	2,736,370
505,000	Hampshire IL Spl Svc Area #14 Spl Tax Ref Lakewood Crossing, BAM	4.00%	03/01/25	547,708
300,000	Hillside IL Tax Incr Rev Ref	5.00%	01/01/24	301,491
230,000	IL St	5.00%	05/01/23	229,138
125,000	IL St	5.00%	06/01/27	121,573
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Illinois (Continued)
$325,000	IL St Fin Auth Academic Facs Lease Rev Univ of Illinois at Urbana-Champaign Proj, Ser A	5.00%	10/01/33	$376,522
600,000	IL St Fin Auth Academic Facs Lease Rev Univ of Illinois at Urbana-Champaign Proj, Ser A	5.00%	10/01/34	692,436
970,000	IL St Fin Auth Academic Facs Lease Rev Univ of Illinois at Urbana-Champaign Proj, Ser A	5.00%	10/01/35	1,114,161
300,000	IL St Fin Auth Academic Facs Lease Rev Univ of Illinois at Urbana-Champaign Proj, Ser A	5.00%	10/01/36	343,152
1,000,000	IL St Fin Auth Rev Centegra Hlth Sys, Ser A	5.00%	09/01/39	1,089,720
500,000	IL St Fin Auth Rev Loc Govt Program E Prairie Sch Dist #73 Proj, BAM	5.00%	12/01/30	612,505
70,000	IL St Fin Auth Rev Ref Lifespace Cmntys, Ser A	5.00%	05/15/24	71,096
845,000	IL St Fin Auth Rev Ref Mercy Hlth System Oblig Grp	5.00%	12/01/33	937,916
35,000	IL St Fin Auth Rev Ref Presbyterian Homes Oblig Grp, Ser A	5.00%	11/01/24	37,587
1,010,000	IL St Fin Auth Rev Sthrn IL Healthcare, Ser A	5.00%	03/01/47	1,092,103
600,000	IL St Fin Auth Student Hsg & Academic Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/26	637,158
500,000	IL St Fin Auth Student Hsg & Academic Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/27	532,235
315,000	IL St Fin Auth Student Hsg & Academic Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/32	326,589
320,000	IL St Ref	4.00%	08/01/25	303,683
85,000	IL St Ref, Ser B	5.00%	10/01/24	84,238
510,000	IL St, Ser A	4.00%	01/01/25	488,238
1,500,000	IL St, Ser A	5.00%	12/01/26	1,463,220
1,000,000	IL St, Ser A	5.00%	05/01/34	946,970
4,500,000	IL St, Ser C	5.00%	11/01/29	4,335,300
850,000	IL St, Ser D	5.00%	11/01/23	845,418
795,000	IL St, Ser D	5.00%	11/01/24	787,630
20,000	IL St, Ser D	5.00%	11/01/26	19,520
960,000	IL St, Ser D	5.00%	11/01/28	927,773
1,500,000	Morton Grove IL Tax Incr Rev Sawmill Station Redev Proj	5.00%	01/01/39	1,251,555
3,635,000	Morton Grove-Niles Wtr Cmmn IL Wtr, Ser A	5.00%	12/01/41	4,253,023
1,000,000	Piatt Champaign & De Witt Cntys IL Cmnty Unit Sch Dist #25 Ref, Ser B, BAM	5.00%	11/01/33	1,197,730
2,500,000	Regl Transprtn Auth IL, NATL-RE	6.25%	07/01/20	2,518,075
645,000	Rockford IL Ref Wtrwks Sys, Ser B, BAM	5.00%	12/15/26	763,906
110,000	Romeoville IL Rev Ref Lewis Univ Proj	5.00%	10/01/24	116,313
125,000	Romeoville IL Rev Ref Lewis Univ Proj	5.00%	10/01/25	132,681
				47,123,020
	Indiana – 1.6%
1,920,000	Carmel IN Loc Pub Impt Bond Bank Multipurpose, Ser 2016	5.00%	07/15/34	2,254,579
1,425,000	Carmel IN Loc Pub Impt Bond Bank Spl Program Wtrwks	5.00%	06/01/26	1,711,468
1,000,000	Evansville IN Mf Hsg Rev Silver Birch Evansville Proj	5.45%	01/01/38	881,970
250,000	Fort Wayne IN Mf Hsg Rev Silver Birch at Cook Road (b)	5.30%	01/01/32	220,855
930,000	IN St Fin Auth Hosp Rev Goshen Hlth, Ser A	4.00%	11/01/36	986,265
1,330,000	IN St Fin Auth Hosp Rev Goshen Hlth, Ser A	4.00%	11/01/37	1,405,717
110,000	IN St Fin Auth Rev BHI Sr Living	5.50%	11/15/31	112,015
800,000	IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Academy Proj, Ser A (e)	5.25%	07/01/28	798,888
1,000,000	IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Academy Proj, Ser A (e)	5.88%	07/01/38	993,840
460,000	IN St Fin Auth Rev Greencroft Oblig Grp, Ser A	5.75%	11/15/28	471,178
55,000	IN St Fin Auth Rev Greencroft Oblig Grp, Ser A	6.00%	11/15/28	56,867

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Indiana (Continued)
$500,000	IN St Fin Auth Rev Marian Univ Proj, Ser A	5.00%	09/15/34	$542,505
275,000	IN St Fin Auth Rev Ref Rev Cmnty Fdtn of NW IN	5.00%	09/01/31	323,331
3,455,000	IN St Hsg & Cmnty Dev Auth Sf Mtge Rev Non Ace Var, Ser C-3, AMT (a)	0.59%	07/01/47	3,455,000
6,000,000	IN St Muni Pwr Agy Ref, Ser A	5.00%	01/01/42	6,835,380
1,700,000	Plainfield IN Mf Hsg Rev Glasswater Creek Proj	5.38%	09/01/38	1,415,488
				22,465,346
	Iowa – 0.4%
1,000,000	Altoona IA, Ser A, COPS, BAM	5.00%	06/01/33	1,203,250
720,000	Altoona IA, Ser A, COPS, BAM	5.00%	06/01/34	863,186
2,385,000	Coralville IA Ref, Ser A	5.00%	05/01/38	2,386,765
1,000,000	IA St Fin Auth Sr Hsg Rev Northcrest Inc Proj, Ser A	5.00%	03/01/33	962,360
				5,415,561
	Kansas – 1.3%
2,000,000	Goddard KS Sales Tax Spl Oblg Rev Ref Olympic Park Star Bond Proj	3.60%	06/01/30	1,754,320
4,210,000	Johnson & Miami Cntys KS Unif Sch Dist #230 Spring Hill, Ser A	5.00%	09/01/35	5,088,795
1,240,000	KS Muni Energy Agy Pwr Proj Rev Dogwood Proj, Ser A, BAM	5.00%	04/01/29	1,483,077
1,470,000	KS Muni Energy Agy Pwr Proj Rev Dogwood Proj, Ser A, BAM	5.00%	04/01/30	1,750,255
500,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/31	568,355
625,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/32	705,519
575,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/33	645,679
500,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/34	559,345
525,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/35	584,609
600,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/36	665,316
1,045,000	Lenexa KS Healthcare Fac Rev Ref Lakeview Vlg Inc, Ser A	5.00%	05/15/26	1,089,684
2,800,000	Sedgwick Cnty KS Unif Sch Dist #260 Ref & Sch Bldg, Ser B	4.00%	10/01/38	3,104,668
150,000	Wyandotte Cnty KS Unif Sch Dist #202, Ser A, AGM	5.00%	09/01/32	182,072
475,000	Wyandotte Cnty/Kansas City KS Unif Govt Utility Sys Rev Ref & Impt, Ser A	5.00%	09/01/29	542,692
				18,724,386
	Kentucky – 3.0%
2,350,000	Bowling Green KY Wtr & Swr Rev, AGM	4.00%	06/01/32	2,596,092
1,000,000	Estrn KY Univ Gen Recpts, Ser A	5.00%	04/01/25	1,165,530
3,755,000	KY Bond Dev Corp Indl Bldg Rev KY Commns Network Auth Proj, BAM	5.00%	09/01/38	4,521,508
3,500,000	KY Bond Dev Corp Indl Bldg Rev KY Commns Network Auth Proj, BAM	5.00%	09/01/49	4,101,265
145,000	KY St Econ Dev Fin Auth Baptist Healthcare Sys, Ser B	5.00%	08/15/28	168,919
275,000	KY St Econ Dev Fin Auth Baptist Healthcare Sys, Ser B	5.00%	08/15/36	300,190
3,000,000	KY St Econ Dev Fin Auth Baptist Healthcare Sys, Ser B	5.00%	08/15/41	3,164,160
160,000	KY St Econ Dev Fin Auth Hlth Sys Rev Norton Healthcare Inc, Ser B, NATL-RE	(d)	10/01/25	137,723
750,000	KY St Econ Dev Fin Auth Owensboro Med Hlth Sys, Ser A	6.00%	06/01/30	752,925
625,000	KY St Econ Dev Fin Auth Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/38	625,675
730,000	KY St Econ Dev Fin Auth Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/35	806,613
895,000	KY St Econ Dev Fin Auth Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/36	978,137
300,000	KY St Muni Pwr Agy Pwr Sys Rev Ref, Ser A, NATL-RE	5.00%	09/01/22	323,994
5,395,000	KY St Pub Energy Auth Gas Sply Rev Gas Sply, Ser B (Mandatory put 01/01/25)	4.00%	01/01/49	5,610,260
9,610,000	KY St Pub Energy Auth Gas Sply Rev Var, Ser C (Mandatory put 02/01/28)	4.00%	02/01/50	10,365,058
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Kentucky (Continued)
$1,545,000	KY St Pub Energy Auth Gas Sply Rev, Ser A-1 (Mandatory put 06/01/25)	4.00%	12/01/49	$1,639,786
1,000,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Norton Healthcare Inc, Ser A	5.00%	10/01/38	1,142,440
500,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Norton Healthcare Inc, Ser A	4.00%	10/01/40	505,555
3,315,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Ref Norton Healthcare Inc, Ser A	5.00%	10/01/30	3,761,862
550,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Ref Norton Healthcare Inc, Ser A	5.00%	10/01/31	619,361
130,000	Warren Cnty KY Hosp Rev Ref Bowling Green Warren Cnty Cmnty Hosp Corp	5.00%	04/01/23	137,692
				43,424,745
	Louisiana – 1.7%
1,260,000	East Baton Rouge Parish LA Capital Impts Dist Movebr Sales, Ser T	4.00%	08/01/35	1,437,257
1,520,000	East Baton Rouge Parish LA Capital Impts Dist Movebr Sales, Ser T	4.00%	08/01/36	1,723,422
2,530,000	East Baton Rouge Parish LA Capital Impts Dist Movebr Sales, Ser T	4.00%	08/01/38	2,840,178
1,000,000	LA Pub Facs Auth Rev Ref Ochsner Clinic Fdtn Proj	5.00%	05/15/36	1,106,000
250,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev Ascension Psh Courthouse Proj	5.00%	11/01/31	303,030
1,135,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev City Of Gretna Pub Impt Bonds	4.00%	02/01/38	1,268,351
1,700,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev Ref Hosp Womans Fdtn Proj, Ser A	5.00%	10/01/37	1,899,087
470,000	LA Stadium & Exposition Dist LA Ref Sr, Ser A	5.00%	07/01/30	498,463
380,000	LA Stadium & Exposition Dist LA Ref Sr, Ser A	5.00%	07/01/31	402,044
750,000	New Orleans LA Aviation Brd Gen Arpt N Term, Ser B, AMT	5.00%	01/01/28	868,605
750,000	New Orleans LA Aviation Brd Gen Arpt N Term, Ser B, AMT	5.00%	01/01/29	864,442
200,000	New Orleans LA Aviation Brd Gen Arpt N Term, Ser B, AMT	5.00%	01/01/31	228,320
1,160,000	New Orleans LA Aviation Brd, Ser B, AMT	5.00%	01/01/31	1,284,306
1,305,000	New Orleans LA Wtr Rev	5.00%	12/01/34	1,476,686
1,050,000	New Orleans LA Wtr Rev Ref	5.00%	12/01/28	1,207,342
1,000,000	Saint John The Baptist Parish LA Rev Ref Marathon Oil Corp Proj, Ser A-2 (Mandatory put 07/01/24)	2.10%	06/01/37	879,880
625,000	Shreveport LA Wtr & Swr Rev Junior Lien, Ser A, AGM	5.00%	12/01/32	761,875
700,000	Shreveport LA Wtr & Swr Rev, Ser A, AGM	4.00%	12/01/41	769,496
1,650,000	Shreveport LA Wtr & Swr Rev, Ser B, BAM	5.00%	12/01/30	1,889,613
2,000,000	Shreveport LA Wtr & Swr Rev, Ser B, BAM	5.00%	12/01/33	2,355,000
				24,063,397
	Maryland – 1.6%
2,375,000	Anne Arundel Cnty MD Consldtd Wtr & Swr Bond	5.00%	10/01/26	2,913,317
565,000	Baltimore Cnty MD Rev Ref Oak Crest Vlg Inc Fac	4.00%	01/01/39	577,255
650,000	Baltimore Cnty MD Rev Ref Oak Crest Vlg Inc Fac	4.00%	01/01/40	661,980
600,000	Baltimore Cnty MD Rev Ref Riderwood Vlg Inc Proj	4.00%	01/01/33	643,200
685,000	Baltimore Cnty MD Rev Ref Riderwood Vlg Inc Proj	4.00%	01/01/34	729,614
650,000	Baltimore Cnty MD Rev Ref Riderwood Vlg Inc Proj	4.00%	01/01/36	686,797
700,000	Baltimore Cnty MD Rev Ref Riderwood Vlg Inc Proj	4.00%	01/01/38	733,719
1,120,000	Baltimore MD Rev Ref Sr, Ser B	5.00%	07/01/33	1,272,006
1,000,000	Baltimore MD Spl Oblig Ref E Baltimore Research Park Proj, Ser A	5.00%	09/01/38	965,870

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Maryland (Continued)
$100,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (b)	2.75%	06/01/24	$94,943
125,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (b)	2.80%	06/01/25	117,291
135,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (b)	2.85%	06/01/26	125,314
1,000,000	Gaithersburg MD Econ Dev Rev Ref Proj Asbury MD Oblig Grp, Ser A	4.50%	01/01/25	1,029,400
1,000,000	Howard Cnty MD Retmnt Cmnty Rev Ref Columbia Vantage House Corp	5.00%	04/01/36	909,810
45,000	Howard Cnty MD Retmnt Cmnty Rev Ref Vantage House Fac	5.00%	04/01/21	45,069
500,000	Howard Cnty MD Retmnt Cmnty Rev Ref Vantage House Fac	5.00%	04/01/26	490,960
220,000	MD St Econ Dev Corp Econ Dev Rev Transprtn Facs Proj, Ser A	5.38%	06/01/25	220,770
500,000	MD St Econ Dev Corp Student Hsg Rev Bowie St Univ Proj	4.00%	07/01/40	472,330
1,650,000	MD St Econ Dev Corp Student Hsg Rev Bowie St Univ Proj	5.00%	07/01/55	1,705,985
600,000	MD St Econ Dev Corp Student Hsg Rev Ref Sr Univ MD Proj	4.00%	07/01/24	615,570
2,490,000	MD St Econ Dev Corp Student Hsg Rev Ref Univ MD Clg Park Projs, AGM	5.00%	06/01/35	2,885,785
500,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Adventist Healthcare Oblig Grp, Ser A	5.50%	01/01/26	569,960
800,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Anne Arundel Hlth System, Ser A	5.00%	07/01/30	911,992
1,000,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Anne Arundel Hlth System, Ser A	5.00%	07/01/32	1,127,330
790,000	MD St Ref, Ser B	5.00%	08/01/24	919,094
1,500,000	Prince Georges Cnty MD Rev Ref Collington Episcopal Life Care Cmnty Inc	5.00%	04/01/25	1,486,440
				22,911,801
	Massachusetts – 0.8%
925,000	Ludlow MA	4.00%	02/01/32	1,039,977
960,000	Ludlow MA	4.00%	02/01/33	1,073,453
2,000,000	MA St Bay Transprtn Auth Sales Tax Rev Ref Sr, Ser B	5.25%	07/01/30	2,574,240
250,000	MA St Dev Fin Agy Rev Linden Ponds Inc Fac (b)	5.00%	11/15/28	238,953
325,000	MA St Dev Fin Agy Rev Merrimack Clg	5.00%	07/01/37	329,101
500,000	MA St Dev Fin Agy Rev Ref Newbridge Charles Inc (b)	5.00%	10/01/37	490,860
700,000	MA St Dev Fin Agy Rev Umass Boston Student Hsg Proj (c)	5.00%	10/01/24	745,759
3,000,000	MA St Dev Fin Agy Rev Umass Boston Student Hsg Proj (c)	5.00%	10/01/41	3,023,550
2,000,000	MA St Port Auth Spl Facs Rev Ref Bosfuel Proj, Ser A, AMT	5.00%	07/01/33	2,334,160
				11,850,053
	Michigan – 2.9%
240,000	Detroit MI Downtown Dev Auth Tax Incr Rev Ref Catalyst Dev Proj, Ser A, AGM	5.00%	07/01/32	267,614
500,000	Detroit MI Downtown Dev Auth Tax Incr Rev Ref Catalyst Dev Proj, Ser A, AGM	5.00%	07/01/33	556,895
525,000	Grand Rapids MI Santn Swr Sys Rev Ref	5.00%	01/01/45	636,841
1,000,000	Grand Rapids MI Santn Swr Sys Rev Ref	4.00%	01/01/50	1,121,520
735,000	Grand Traverse Cnty MI Hosp Fin Auth Munson Healthcare Oblig Grp, Ser A	5.00%	07/01/44	824,222
1,125,000	Great Lakes MI Wtr Auth Wtr Sply Sys Rev Ref Sr Lien, Ser C	5.00%	07/01/28	1,350,878
1,100,000	Kalamazoo MI Econ Dev Corp Ref Heritage Cmnty of Kalamazoo Proj	5.00%	05/15/37	1,053,745
1,000,000	Marquette MI Brd of Light & Pwr Elec Utility Sys Rev Ref, Ser A	5.00%	07/01/29	1,199,180
1,225,000	MI St Bldg Auth Rev Ref, Ser I	5.00%	10/15/30	1,468,285
890,000	MI St Fin Auth Ltd Oblig Rev Ref Clg for Creative Studies Proj	5.00%	12/01/25	953,261
325,000	MI St Fin Auth Rev Loc Govt Loan Program Great Lakes Wtr Auth Ref, Ser C	5.00%	07/01/27	378,349
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Michigan (Continued)
$2,050,000	MI St Fin Auth Rev Ref Henry Ford Hlth Sys	4.00%	11/15/35	$2,113,140
2,105,000	MI St Fin Auth Rev Ref Henry Ford Hlth Sys	4.00%	11/15/36	2,163,287
7,905,000	MI St Fin Auth Rev Ref Henry Ford Hlth Sys	5.00%	11/15/41	8,611,628
2,500,000	MI St Fin Auth Rev Ref Hosp Trinity Hlth Credit Grp, Ser A-MI	5.00%	12/01/47	2,758,950
1,000,000	MI St Fin Auth Rev Ref Loc Govt Loan Program Great Lakes Wtr Auth, Ser D-1	5.00%	07/01/34	1,108,730
500,000	MI St Fin Auth Rev Ref Loc Govt Loan Program, Ser F1	3.80%	10/01/22	506,960
125,000	MI St Fin Auth Rev Ref Loc Govt Loan Program, Ser F1	3.88%	10/01/23	126,410
2,460,000	MI St Fin Auth Rev Ref, 2nd Lien, Great Lakes Wtr Auth, Ser C-7, NATL-RE	5.00%	07/01/29	2,800,931
2,000,000	MI St Fin Auth Rev Sr Lien Great Lakes Wtr Auth, Ser C-3, AGM	5.00%	07/01/21	2,092,820
565,000	MI St Hosp Fin Auth Ref Ascenion Sr Credit, Ser F7	5.00%	11/15/47	636,987
1,000,000	MI St Hosp Fin Auth Ref Ascension Hlth Sr Cr Grp, Ser F-4	5.00%	11/15/47	1,179,910
1,000,000	MI St Univ Rev Brd of Trustees, Ser B	5.00%	02/15/34	1,228,300
650,000	Midland MI Pub Schs Sch Bldg & Site, Ser II	5.00%	05/01/35	795,015
1,990,000	Utica MI Cmnty Schs Ref Sch Bldg & Site	5.00%	05/01/31	2,366,508
2,800,000	Wayne Cnty MI Arpt Auth Rev Ref, Ser F, AMT	5.00%	12/01/25	3,188,360
				41,488,726
	Minnesota – 0.6%
370,000	Duluth MN Indep Sch Dist #709 Ref, Ser B, COPS	5.00%	02/01/27	447,053
480,000	Hugo MN Chtr Sch Lease Rev Noble Academy Proj, Ser A	4.00%	07/01/22	483,538
400,000	Minneapolis MN Mf Rev Riverside Home Proj, Ser B (Mandatory put 05/01/20)	3.75%	11/01/21	400,000
750,000	MN St Hgr Edu Facs Auth Rev Ref Clg of St Scholastica Inc	4.00%	12/01/40	681,697
1,000,000	Rochester MN Healthcare & Hsg Rev Ref Samaritan Bethany Inc Proj, Ser A	5.00%	08/01/37	952,170
580,000	Saint Paul MN Hsg & Redev Auth Healthcare Fac Rev Ref HealthPartners Oblig Grp, Ser A	5.00%	07/01/30	643,058
500,000	Saint Paul MN Hsg & Redev Auth Healthcare Fac Rev Ref HealthPartners Oblig Grp, Ser A	5.00%	07/01/32	548,475
3,420,000	Saint Paul MN Hsg & Redev Auth Healthcare Fac Rev Ref HealthPartners Oblig Grp, Ser A	5.00%	07/01/33	3,737,957
500,000	Saint Paul Park MN Sr Hsg & Healthcare Rev Ref Presbyterian Homes Bloomington Proj	3.00%	09/01/24	483,585
400,000	Saint Paul Park MN Sr Hsg & Healthcare Rev Ref Presbyterian Homes Bloomington Proj	3.13%	09/01/25	385,396
				8,762,929
	Mississippi – 0.4%
600,000	MS St Gaming Tax Rev, Ser A	5.00%	10/15/31	682,332
2,000,000	MS St, Ser A	5.00%	11/01/33	2,378,020
985,000	MS St, Ser B	5.00%	12/01/32	1,177,242
500,000	West Rankin MS Utility Auth Rev, AGM	5.00%	01/01/32	568,545
1,215,000	West Rankin MS Utility Auth Rev, AGM	5.00%	01/01/33	1,376,182
				6,182,321
	Missouri – 1.1%
220,000	Jackson Cnty MO Spl Oblig Ref Truman Sports Complex Proj	5.00%	12/01/22	232,960
700,000	Jackson Cnty MO Spl Oblig Ref Truman Sports Complex Proj	5.00%	12/01/31	743,071
1,670,000	Joplin MO Indl Dev Auth Hlth Facs Rev Ref Freeman Hlth System	5.00%	02/15/26	1,844,081
3,385,000	Kansas City MO Indl Dev Auth Arpt Spl Oblig Kansas City Intrnl Arpt Terminal Mod Proj, Ser B, AMT	5.00%	03/01/37	3,798,850
1,000,000	Kansas City MO Land Clearance Redev Auth Proj Rev Convention Ctr Hotel Proj TIF Fing, Ser B (b)	5.00%	02/01/40	980,250
220,000	Lincoln Cnty MO Pub Wtr Sply Dist #1 Ref, COPS	4.00%	07/01/30	244,486

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Missouri (Continued)
$415,000	Lincoln Cnty MO Pub Wtr Sply Dist #1 Ref, COPS	4.00%	07/01/31	$458,102
1,000,000	Lincoln Cnty MO Pub Wtr Sply Dist #1 Ref, COPS	4.00%	07/01/38	1,075,510
3,000,000	MO Jt Muni Elec Utility Commn Pwr Proj Rev Ref, Ser A	5.00%	12/01/40	3,450,360
200,000	MO St Dev Fin Brd Infrastructure Facs Rev Ref Independence MO Centerpoint Proj, Ser B	5.00%	04/01/28	231,688
750,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref Mosaic Hlth Sys, Ser A	5.00%	02/15/32	888,990
160,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs	5.00%	02/01/23	162,114
250,000	Saint Charles Cnty MO Pub Wtr Sply Dist #2 Ref, COPS	5.00%	12/01/28	297,647
1,040,000	Saint Louis MO Muni Fin Corp Sales Tax Leasehold Rev Ref	5.00%	02/15/28	1,228,718
				15,636,827
	Montana – 0.2%
740,000	MT St Fac Fin Auth Rev Ref	5.00%	02/15/25	840,973
130,000	MT St Fac Fin Auth Rev Ref	5.00%	02/15/29	151,932
2,000,000	MT St Fac Fin Auth Rev Ref Scl Hlth Sys, Ser A	4.00%	01/01/36	2,124,060
				3,116,965
	Nebraska – 0.6%
1,745,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj #3	5.00%	09/01/27	1,851,427
5,870,000	Centrl Plains Energy Proj NE Gas Proj Rev Ref Proj #3, Ser A	5.00%	09/01/29	6,866,609
500,000	NE St Pub Pwr Dist Rev Gen, Ser C	5.00%	01/01/35	578,555
				9,296,591
	Nevada – 0.6%
750,000	Carson City NV Hosp Rev Ref Carson Tahoe Regl Med Ctr, Ser A	5.00%	09/01/30	853,845
1,685,000	Clark Cnty NV Detention Ctr	4.00%	06/01/35	1,890,368
1,030,000	Clark Cnty NV Impt Dist Ref Spl Loc Impt #151	4.50%	08/01/23	1,047,026
420,000	Las Vegas NV Spl Impt Dist #808 & #810 Ref	5.00%	06/01/22	430,466
120,000	North Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.50%	06/01/24	117,572
150,000	North Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.75%	06/01/25	147,603
185,000	North Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.75%	06/01/26	180,819
260,000	North Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.75%	06/01/27	251,347
335,000	NV Dept of Business & Industry NV Doral Academy, Ser A (b)	5.00%	07/15/27	340,337
300,000	Reno NV Capital Impt Rev Ref, Ser A-1, AGM	5.00%	06/01/29	359,679
950,000	Reno NV Capital Impt Rev Ref, Ser A-1, AGM	5.00%	06/01/30	1,132,362
275,000	Reno NV Capital Impt Rev Ref, Ser A-1, AGM	5.00%	06/01/31	326,200
1,200,000	Sparks NV Tourism Impt Dist #1 Rev Ref Sales Tax Sr, Ser A (b)	2.50%	06/15/24	1,156,152
				8,233,776
	New Hampshire – 0.3%
1,000,000	National Fin Auth NH Sol Wst Disp Rev Var Ref Wst Mgmt Inc Proj, Ser A-1, AMT (Mandatory put 07/01/24)	2.15%	09/01/25	977,330
2,740,000	NH St Hlth & Edu Facs Auth Rev Concord Hosp Trust	5.00%	10/01/42	3,018,439
				3,995,769
	New Jersey – 1.9%
450,000	NJ St Econ Dev Auth Mtr Vehcl Surcharge Rev Ref Sub, Ser A, BAM	5.00%	07/01/28	488,939
500,000	NJ St Econ Dev Auth Ref, Ser A, BAM	5.00%	06/15/23	526,875
2,965,000	NJ St Econ Dev Auth Rev, Ser WW	5.00%	06/15/34	2,987,326
490,000	NJ St Econ Dev Auth Spl Fac Rev Ref Port Newark Container Terminal LLC Proj, AMT	5.00%	10/01/25	522,183
1,000,000	NJ St Healthcare Facs Fing Auth Rev Ref Hackensack Meridian Hlth, Ser A	5.00%	07/01/24	1,131,250
100,000	NJ St Transit Corp, Ser A, GANS	5.00%	09/15/21	104,942
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New Jersey (Continued)
$1,290,000	NJ St Transprtn Trust Fund Auth Cap Apprec Transprtn Sys, Ser C, AMBAC	(d)	12/15/25	$1,076,157
165,000	NJ St Transprtn Trust Fund Auth Fed Hwy Reimbursement Nts, Ser A-1, GARVEE	5.00%	06/15/28	178,106
1,500,000	NJ St Transprtn Trust Fund Auth Ref Transprtn Sys Bonds, Ser A	5.00%	12/15/28	1,554,720
500,000	NJ St Transprtn Trust Fund Auth Ref Transprtn Sys, Ser A	5.00%	12/15/30	510,105
3,040,000	NJ St Transprtn Trust Fund Auth Ref Transptrn Sys, Ser A	5.00%	12/15/26	3,159,624
400,000	NJ St Transprtn Trust Fund Auth Transprtn Program, Ser AA	4.00%	06/15/27	395,488
1,400,000	NJ St Transprtn Trust Fund Auth Transprtn Sys, Ser D	5.25%	12/15/23	1,454,320
105,000	NJ St Transprtn Trust Fund Auth Transprtn Sys, Ser D	5.00%	12/15/24	108,652
220,000	NJ St Transprtn Trust Fund Auth, Ser BB	5.00%	06/15/31	223,632
4,000,000	NJ St Transprtn Trust Fund Auth, Ser BB	5.00%	06/15/32	4,051,400
1,000,000	NJ St Transprtn Trust Fund Auth, Ser BB	5.00%	06/15/33	1,010,650
1,270,000	Rutgers NJ St Univ Var, Ser G (a)	0.11%	05/01/39	1,270,000
500,000	Tobacco Settlement Fing Corp NJ Ref, Ser A	5.00%	06/01/27	586,280
5,505,000	Tobacco Settlement Fing Corp NJ Ref, Ser A	5.25%	06/01/46	5,881,652
				27,222,301
	New Mexico – 0.2%
600,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.00%	10/01/23	586,896
230,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.20%	10/01/24	223,588
240,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.30%	10/01/25	232,114
250,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.45%	10/01/26	241,067
260,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.55%	10/01/27	249,553
365,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	5.00%	10/01/33	347,166
520,000	Santa Fe NM Retmnt Fac Rev El Castillo Retmnt Proj, Ser A	5.00%	05/15/34	492,851
500,000	Santa Fe NM Retmnt Fac Rev El Castillo Retmnt Proj, Ser A	5.00%	05/15/44	440,250
				2,813,485
	New York – 4.6%
100,000	Buffalo & Erie Cnty NY Indl Land Dev Corp Rev Ref Orchard Park	5.00%	11/15/22	101,468
115,000	Buffalo & Erie Cnty NY Indl Land Dev Corp Rev Ref Orchard Park	5.00%	11/15/24	117,473
1,975,000	Met Transprtn Auth NY Rev Ref Transptrn, Subser C-1	5.00%	11/15/34	1,979,701
1,500,000	Met Transprtn Auth NY Rev Transprtn, Ser A-2S, BANS	4.00%	02/01/22	1,472,535
2,750,000	Met Transprtn Auth NY Rev Transprtn, Ser B-1, BANS	5.00%	05/15/22	2,736,910
4,000,000	Met Transprtn Auth NY Rev Transptrn, Subser D-1	5.00%	11/15/39	4,007,960
840,000	Monroe Cnty NY Indl Dev Corp Rev Ref Nazareth Clg of Rochester Proj, Ser A	5.00%	10/01/23	895,138
4,220,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ref 2nd Gen Resolution, Subser CC-1	4.00%	06/15/33	4,647,781
3,550,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev, Ser DD-1	4.00%	06/15/37	3,903,686
1,000,000	New York City NY Transitional Fin Auth Rev Future Tax Secured Sub Fiscal 2016, Ser A-1	5.00%	08/01/37	1,141,550
1,500,000	New York City NY Transitional Fin Auth Rev Future Tax Sub, Subser E-1	5.00%	02/01/37	1,713,780
1,350,000	New York City NY Transitional Fin Auth Rev Sub Future Tax Secured Fiscal 1999, Ser A Subser E-1	5.00%	02/01/36	1,558,035
5,415,000	New York City NY Transitional Fin Auth Rev Sub Future Tax Secured Fiscal 1999, Ser A Subser E-1	5.00%	02/01/40	6,187,233
10,400,000	New York NY Adj Fiscal 2020, Subser B-3 (a)	0.52%	10/01/46	10,400,000
415,000	New York NY Fiscal 2020, Ser B-1	4.00%	10/01/37	452,321
6,390,000	New York NY Var, Subser L-3 (a)	0.12%	04/01/36	6,390,000

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York (Continued)
$1,900,000	New York St Mtge Agy Homeowner Mtge Rev Var, Ser 142, AMT (a)	0.22%	10/01/37	$1,900,000
300,000	NY St Dorm Auth Revs Non St Supported Debt Ref Orange Regl Med Ctr (b)	5.00%	12/01/25	335,451
195,000	NY St Dorm Auth Revs Non St Supported Debt Unrefunded Pace Univ, Ser A	4.00%	05/01/22	201,581
85,000	NY St Dorm Auth Revs Non St Supported Debt Unrefunded Pace Univ, Ser A	5.00%	05/01/23	91,331
2,850,000	NY St Dorm Auth St Personal Income Tax Rev Ref, Ser E	5.00%	03/15/34	3,301,810
1,000,000	NY St Dorm Auth St Personal Income Tax Rev, Ser B	5.00%	03/15/30	1,063,930
2,135,000	NY St Hsg Fin Agy Var Ref Affordable Hsg, Ser F, Bid Grp 2 (Mandatory put 05/01/20)	1.80%	05/01/50	2,135,000
500,000	Port Auth of New York & New Jersey NY Consol One Hundred Eighty Fifth Ref, AMT	5.00%	09/01/23	550,295
465,000	Port Auth of New York & New Jersey NY Ref Consol, Ser 186, AMT	5.00%	10/15/35	513,579
5,000,000	Port Auth of New York & New Jersey NY Ref Consol, Ser 198	5.25%	11/15/56	5,782,900
15,000	Suffolk Cnty NY Econ Dev Corp Rev Prerefunded Catholic Hlth Svcs Long Island Oblig Grp Proj	5.00%	07/01/28	15,735
85,000	Suffolk Cnty NY Econ Dev Corp Rev Unrefunded Catholic Hlth Svcs Long Island Oblig Grp Proj	5.00%	07/01/28	87,808
1,000,000	Tsasc Inc NY Tsasc Inc Rev Ref Turbo Sub, Ser B	5.00%	06/01/45	923,430
400,000	Yonkers NY Econ Dev Corp Eductnl Rev Chrt Sch Edu Excellence Proj, Ser A	4.00%	10/15/29	391,364
				64,999,785
	North Carolina – 0.9%
250,000	Buncombe Cnty NC Ltd Oblig Ref Rev, Ser A	5.00%	06/01/29	316,620
225,000	Buncombe Cnty NC Ltd Oblig Ref Rev, Ser A	5.00%	06/01/30	287,278
300,000	Buncombe Cnty NC Ltd Oblig Ref Rev, Ser A	5.00%	06/01/32	374,256
575,000	Charlotte-Mecklenburg NC Hosp Auth Healthcare Sys Rev Ref Carolinas Healthcare Sys, Ser A	5.00%	01/15/34	652,148
750,000	Greenville NC Comb Enterprise Sys Rev Ref	5.00%	04/01/28	901,268
1,330,000	Monroe NC Comb Enterprise Sys Rev Ref	5.00%	03/01/28	1,574,560
1,000,000	NC St Agric & Tech Univ Ref Gen, Ser A	5.00%	10/01/40	1,095,590
900,000	NC St Capital Facs Fin Agy Student Rev Ref Hsg NC A&T Univ Fdtn Proj, Ser A, AGC	5.00%	06/01/26	1,050,480
2,750,000	NC St Med Care Commn Healthcare Facs Rev Rex Healthcare, Ser A	4.00%	07/01/49	2,850,237
655,000	NC St Med Care Commn Retmnt Facs Rev Ref Retmnt Facs First Mtg Rev Bonds Galloway Ridge, Ser A	5.00%	01/01/30	669,056
630,000	NC St Med Care Commn Retmnt Facs Rev Ref United Methodist Retmnt Homes, Ser A	5.00%	10/01/29	641,724
320,000	NC St Med Care Commn Retmnt Facs Rev Ref United Methodist Retmnt Homes, Ser A	5.00%	10/01/32	321,901
750,000	NC St Med Care Commn Retmnt Facs Rev Ref United Methodist Retmnt Homes, Ser A	5.00%	10/01/37	733,763
500,000	NC St Med Care Commn Retmnt Facs Rev Ref United Methodist Retmnt Homes, Ser A	5.00%	10/01/47	464,795
430,000	Raleigh Durham NC Arpt Auth Arpt Rev Ref, Ser A, AMT	5.00%	05/01/36	482,830
				12,416,506
	North Dakota – 0.1%
225,000	Burleigh Cnty ND Healthcare Rev St Alexius Med Ctr Proj, Ser A	5.00%	07/01/22	235,550
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	North Dakota (Continued)
$1,300,000	Grand Forks ND Sr Hsg & Nur Fac Rev Ref Vly Homes Oblig Grp, Ser A	5.00%	12/01/23	$1,295,333
				1,530,883
	Ohio – 4.0%
2,600,000	Allen Cnty OH Hosp Facs Rev Ref, Ser A	5.00%	08/01/42	2,922,400
100,000	Bowling Green OH St Univ Ref, Ser A	4.00%	06/01/38	108,830
195,000	Bowling Green OH St Univ Ref, Ser A	4.00%	06/01/39	211,552
1,000,000	Buckeye OH Tobacco Settlement Fing Auth Ref, Sr, Ser A-2, Class 1	5.00%	06/01/27	1,187,620
2,500,000	Buckeye OH Tobacco Settlement Fing Auth Ref, Sr, Ser A-2, Class 1	4.00%	06/01/48	2,508,175
7,000,000	Buckeye OH Tobacco Settlement Fing Auth Ref, Sr, Ser B-2, Class 2	5.00%	06/01/55	6,249,320
135,000	Butler Cnty OH Hosp Facs Ref UC Hlth	5.00%	11/15/30	152,449
1,500,000	Butler Cnty OH Hosp Facs Ref UC Hlth	5.00%	11/15/31	1,685,085
1,000,000	Butler Cnty OH Hosp Facs Ref UC Hlth	5.00%	11/15/32	1,116,660
1,000,000	Chillicothe OH City Sch Dist Ref, AGM	4.00%	12/01/31	1,087,880
80,000	Cleveland OH Pub Pwr Sys Rev Prerefunded Ref Ser A, AGM	5.00%	11/15/24	94,529
420,000	Cleveland OH Pub Pwr Sys Rev Unrefunded Ref Ser A, AGM	5.00%	11/15/24	489,409
600,000	Cleveland-Cuyahoga Cnty OH Port Auth Cultural Fac Rev Ref Playhouse Sq Fdtn Proj	5.00%	12/01/28	585,282
700,000	Cleveland-Cuyahoga Cnty OH Port Auth Cultural Fac Rev Ref Playhouse Sq Fdtn Proj	5.50%	12/01/43	651,938
1,255,000	Columbus OH Swr Rev Ref Sys	5.00%	06/01/26	1,465,438
650,000	Franklin Cnty OH Convention Facs Auth Hotel Proj Rev Grtr Columbus Convention Cntr Hotel Exp Proj	5.00%	12/01/37	539,896
1,500,000	Franklin Cnty OH Convention Facs Auth Hotel Proj Rev Grtr Columbus Convention Cntr Hotel Exp Proj	5.00%	12/01/44	1,156,005
700,000	Hamilton Cnty OH Healthcare Facs Rev Christ Hosp Proj	5.25%	06/01/27	739,662
1,000,000	Lancaster OH Port Auth Gas Rev Ref, Ser A (Mandatory put 02/01/25)	5.00%	08/01/49	1,120,580
960,000	Miami Cnty OH Hosp Facs Rev Ref & Impt Kettering Hlth Network Oblig Grp	5.00%	08/01/32	1,089,773
1,000,000	Miami Cnty OH Hosp Facs Rev Ref & Impt Kettering Hlth Network Oblig Grp	5.00%	08/01/33	1,129,310
3,000,000	Miami Cnty OH Hosp Facs Rev Ref & Impt Kettering Hlth Network Oblig Grp	5.00%	08/01/36	3,349,650
575,000	Miamisburg OH City Sch Dist Ref	5.00%	12/01/35	672,773
5,250,000	OH St Air Quality Dev Auth Exempt Facs Rev AMG Vanadium Proj, AMT (b)	5.00%	07/01/49	4,928,332
1,000,000	OH St Air Quality Dev Auth Ref American Elec Pwr Company Proj, Ser B, AMT (Mandatory put 10/01/24)	2.10%	07/01/28	968,870
2,225,000	OH St Air Quality Dev Auth Ref OH Vly Elec Corp Proj, Ser A	3.25%	09/01/29	2,044,130
1,000,000	OH St Hgr Edu, Ser A	5.00%	05/01/33	1,156,000
1,000,000	OH St Hgr Eductnl Fac Commn Denison Univ Proj	5.00%	11/01/38	1,217,730
150,000	OH St Hosp Rev Ref, Ser A	5.00%	01/15/33	175,680
325,000	OH St Hosp Rev Ref, Ser A	5.00%	01/15/35	377,322
500,000	OH St Hosp Rev Ref, Ser A	4.00%	01/15/38	523,615
2,000,000	OH St Spl Oblig, Ser A-2	5.00%	04/01/30	2,321,800
1,880,000	OH St Univ Gen Recpts Spl Purpose, Ser A	5.00%	06/01/28	2,097,441
1,000,000	OH St Wtr Dev Auth Rev Wtr Dev Fresh Wtr, Ser A	5.00%	12/01/21	1,065,110
675,000	OH St, Ser A	5.00%	06/15/39	828,569
2,500,000	OH St, Ser T	5.00%	05/01/32	3,018,925

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Ohio (Continued)
$5,325,000	Ross Cnty OH Hosp Rev Ref Adena Hlth Sys Oblig Grp Proj	5.00%	12/01/39	$6,067,891
				57,105,631
	Oklahoma – 0.8%
900,000	Catoosa OK Indl Auth Sales Tax Rev	4.50%	10/01/32	775,890
750,000	OK St Dev Fin Auth Hlth Sys Rev OU Medicine Proj, Ser B	5.25%	08/15/48	775,102
2,815,000	Oklahoma City OK Arpt Trust Junior Lien, AMT	5.00%	07/01/34	3,227,623
1,040,000	Oklahoma City OK Arpt Trust Junior Lien, AMT	5.00%	07/01/47	1,155,502
1,000,000	Oklahoma Cnty OK Fin Auth Eductnl Facs Lease Rev Midwest City De City Pub Schs Proj	5.00%	10/01/25	1,187,360
1,000,000	Oklahoma Cnty OK Fin Auth Eductnl Facs Lease Rev Midwest City De City Pub Schs Proj	5.00%	10/01/26	1,213,140
1,000,000	Tulsa Cnty OK Indl Auth Sr Living Cmnty Rev Ref Montereau Inc Proj	5.00%	11/15/25	1,024,230
250,000	Tulsa Cnty OK Indl Auth Sr Living Cmnty Rev Ref Montereau Inc Proj	5.00%	11/15/26	256,148
100,000	Tulsa OK Arpts Impt Trust Ref, Ser D, BAM	5.00%	06/01/28	100,314
1,000,000	Weatherford OK Indl Trust Eductnl Facs Lease Rev Weatherford Pub Schs Proj	5.00%	03/01/31	1,240,900
				10,956,209
	Oregon – 1.7%
170,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Sr Living Willamette View Proj, Ser A	4.00%	05/15/26	166,783
250,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Sr Living Willamette View Proj, Ser A	5.00%	11/15/32	253,440
75,000	Multnomah Cnty OR Hosp Facs Auth Rev Ref Terwilliger Plaza	5.00%	12/01/20	75,411
4,000,000	OR St Dept of Admin Svcs Lottery Rev, Ser A	5.00%	04/01/34	4,802,160
2,035,000	OR St Dept of Admin Svcs Lottery Rev, Ser A	5.00%	04/01/35	2,434,206
1,100,000	OR St Facs Auth Rev Ref Univ Portland, Ser A	5.00%	04/01/32	1,271,919
500,000	Oregon City OR	4.00%	06/01/37	562,445
1,060,000	Oregon City OR	4.00%	06/01/38	1,188,875
2,450,000	Port of Portland OR Arpt Rev Portland Intl Arpt, Ser 25B, AMT	5.00%	07/01/37	2,766,442
1,500,000	Port of Portland OR Arpt Rev, Ser 24B, AMT	5.00%	07/01/33	1,666,560
2,500,000	Portland OR Swr Sys Rev 2nd Lien, Ser A	4.50%	05/01/31	2,890,925
4,925,000	Tri-Cnty OR Met Transprtn Dist, Ser A, GARVEE	5.00%	10/01/31	5,967,130
				24,046,296
	Pennsylvania – 6.4%
500,000	Allegheny Cnty PA Hosp Dev Auth Ref Allegheny Hlth Network Oblig Grp Issue, Ser A	5.00%	04/01/26	574,965
1,500,000	Allegheny Cnty PA Hosp Dev Auth Ref Allegheny Hlth Network Oblig Grp Issue, Ser A	5.00%	04/01/32	1,722,780
1,200,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	5.00%	07/15/32	1,405,032
505,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	5.00%	07/15/34	584,482
1,300,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	4.00%	07/15/36	1,359,436
1,820,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	4.00%	07/15/38	1,890,434
900,000	Armstrong PA Sch Dist Ref, Ser A, BAM	5.00%	03/15/31	1,124,055
1,055,000	Armstrong PA Sch Dist Ref, Ser A, BAM	4.00%	03/15/36	1,202,711
500,000	Armstrong PA Sch Dist Ref, Ser A, BAM	4.00%	03/15/37	567,925
460,000	Berks Cnty PA Indl Dev Auth Healthcare Facs Rev Ref Highlands at Wyomissing, Ser-A	5.00%	05/15/32	464,333
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$500,000	Berks Cnty PA Muni Auth Ref Tower Hlth Proj, Ser B-2 (Mandatory put 02/01/27)	5.00%	02/01/40	$555,975
735,000	Bucks Cnty PA Indl Dev Auth Hosp Rev St Luke’s Univ Hlth Network Proj	4.00%	08/15/38	769,442
1,050,000	Bucks Cnty PA Indl Dev Auth Hosp Rev St Luke’s Univ Hlth Network Proj	4.00%	08/15/44	1,072,712
395,000	Bucks Cnty PA Indl Dev Auth Ref Pennswood Vlg Proj, Ser A	5.00%	10/01/32	407,107
415,000	Bucks Cnty PA Indl Dev Auth Ref Pennswood Vlg Proj, Ser A	5.00%	10/01/33	426,736
1,000,000	Bucks Cnty PA Indl Dev Auth Ref Pennswood Vlg Proj, Ser A	5.00%	10/01/37	1,020,170
765,000	Chester Cnty PA Indl Dev Auth Renaissance Academy Chrt Sch	5.00%	10/01/34	786,290
2,000,000	Cmwlth Fing Auth PA Ref of 2020, Ser A, BAM	5.00%	06/01/31	2,576,840
1,000,000	Cmwlth Fing Auth PA Tobacco Master Settlement Payment Rev Tobacco Master Settlement Payment Bonds	5.00%	06/01/25	1,122,490
410,000	Cmwlth Fing Auth PA Tobacco Master Settlement Payment Rev Tobacco Master Settlement Payment Bonds	5.00%	06/01/26	467,904
500,000	Colonial PA Sch Dist	5.00%	02/15/36	578,360
300,000	Colonial PA Sch Dist, Ser A	5.00%	02/15/34	352,719
270,000	Conestoga Vly PA Sch Dist	4.00%	02/01/31	307,187
300,000	Conestoga Vly PA Sch Dist	4.00%	02/01/32	337,491
300,000	Cumberland Cnty PA Muni Auth Ref Diakon Lutheran Ministries Proj	5.00%	01/01/30	307,599
700,000	Cumberland Cnty PA Muni Auth Ref Diakon Lutheran Ministries Proj	5.00%	01/01/38	708,456
1,150,000	Cumberland Cnty PA Muni Auth Ref Diakon Lutheran Social Ministries	5.00%	01/01/25	1,199,945
1,000,000	Cumberland Cnty PA Muni Auth Ref Diakon Lutheran Social Ministries	5.00%	01/01/33	1,022,400
1,660,000	Cumberland Cnty PA Muni Auth Ref Messiah Vlg Proj	5.00%	07/01/28	1,672,799
1,165,000	Dover PA Area Sch Dist, BAM	4.00%	04/01/32	1,303,798
1,560,000	E Hempfield Twp PA Indl Dev Auth Ref Willow Vly Cmntys Proj	5.00%	12/01/26	1,743,659
1,910,000	E Hempfield Twp PA Indl Dev Auth Ref Willow Vly Cmntys Proj	5.00%	12/01/27	2,128,599
715,000	E Hempfield Twp PA Indl Dev Auth Ref Willow Vly Cmntys Proj	5.00%	12/01/28	795,266
770,000	E Hempfield Twp PA Indl Dev Auth Ref Willow Vly Cmntys Proj	5.00%	12/01/29	853,922
1,730,000	Kiski Vly PA Wtr Poll Control Auth Ref, AGM	4.00%	09/01/42	1,831,914
480,000	Lancaster Cnty PA Hosp Auth Healthcare Facs Rev Moravian Manors Inc Proj, Ser A	5.00%	06/15/30	478,843
1,110,000	Lancaster Cnty PA Hosp Auth Healthcare Facs Rev Moravian Manors Inc Proj, Ser A	5.00%	06/15/38	1,063,979
750,000	Lancaster Cnty PA Hosp Auth Ref, St Annes Retmnt Cmnty Inc Proj	5.00%	03/01/45	683,438
1,000,000	Lancaster Cnty PA Hosp Auth Ref, St Annes Retmnt Cmnty Inc Proj	5.00%	03/01/50	897,460
405,000	Lebanon PA Auth Swr Rev Ref, BAM	4.00%	12/15/29	456,115
420,000	Lebanon PA Auth Swr Rev Ref, BAM	4.00%	12/15/30	465,986
1,550,000	Mechanicsburg PA Area Sch Dist, Ser A	4.00%	03/01/36	1,721,693
1,090,000	Mechanicsburg PA Area Sch Dist, Ser A	4.00%	03/01/38	1,201,572
500,000	Middletown PA Sch Dist, Ser A	5.00%	03/01/28	539,200
300,000	Mifflinburg PA Area Sch Dist Ref, Ser A	4.00%	06/15/35	334,407
550,000	Mifflinburg PA Area Sch Dist Ref, Ser A	4.00%	06/15/36	608,443
610,000	Mifflinburg PA Area Sch Dist Ref, Ser A	4.00%	06/15/38	670,201
1,000,000	Montgomery Cnty PA Hgr Edu & Hlth Auth Ref Thomas Jefferson Univ Proj	4.00%	09/01/34	1,043,170
1,000,000	Montgomery Cnty PA Hgr Edu & Hlth Auth Ref Thomas Jefferson Univ Proj	4.00%	09/01/35	1,038,150
1,005,000	Montgomery Cnty PA Indl Dev Auth Acts Retmnt Life Cmntys Ref	5.00%	11/15/25	1,033,492

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$50,000	Montgomery Cnty PA Indl Dev Auth Acts Retmnt Life Cmntys Ref	5.00%	11/15/29	$50,985
480,000	Montgomery Cnty PA Indl Dev Auth Ref Meadowood Sr Living Proj, Ser A	5.00%	12/01/26	492,413
100,000	Montgomery Cnty PA Indl Dev Auth Ref Waverly Heights Ltd Proj	4.00%	12/01/33	98,114
200,000	Montgomery Cnty PA Indl Dev Auth Ref Waverly Heights Ltd Proj	4.00%	12/01/34	195,678
580,000	Montgomery Cnty PA Indl Dev Auth Ref Waverly Heights Ltd Proj	5.00%	12/01/44	597,678
140,000	Northampton Cnty PA Gen Purpose Auth Clg Rev Ref Moravian Clg	5.00%	10/01/25	149,044
225,000	Northampton Cnty PA Gen Purpose Auth Clg Rev Ref Moravian Clg	5.00%	10/01/26	240,235
540,000	Northampton Cnty PA Gen Purpose Auth Clg Rev Ref Moravian Clg	5.00%	10/01/31	560,536
1,800,000	Northampton Cnty PA Gen Purpose Auth Hosp Rev Ref St Luke’s Univ Hlth Network Proj, Ser A	5.00%	08/15/28	2,051,388
1,000,000	PA St Hgr Eductnl Facs Auth Rev Ref Drexel Univ	5.00%	05/01/25	1,121,880
1,105,000	PA St Hgr Eductnl Facs Auth Rev Ref Drexel Univ	5.00%	05/01/34	1,209,312
3,000,000	PA St Hsg Fin Agy SF Mtge Rev Non Ace, Ser 123B	3.45%	10/01/32	3,171,270
5,455,000	PA St Hsg Fin Agy Sf Mtge Rev, Ser 127B	3.55%	10/01/33	5,798,883
1,000,000	PA St Turnpike Commn Turnpike Rev Ref	5.00%	12/01/33	1,135,670
4,940,000	PA St Turnpike Commn Turnpike Rev Ref Sub Mtr License Fund, 2nd Ser	5.00%	12/01/41	5,547,916
2,500,000	PA St Turnpike Commn Turnpike Rev Ref Sub, Ser B	5.00%	06/01/36	2,784,150
550,000	PA St Turnpike Commn Turnpike Rev Subordinate, Ser A-1	5.00%	12/01/30	619,845
290,000	Philadelphia PA Gas Wks Rev Ref	5.00%	08/01/25	331,050
1,625,000	Philadelphia PA Gas Wks Rev Ref	5.00%	08/01/29	1,891,841
1,000,000	Philadelphia PA Gas Wks Rev Ref 1998 General Ordinance, 14th Ser	5.00%	10/01/29	1,194,920
2,000,000	Philadelphia PA Gas Wks Rev Ref 1998 General Ordinance, 14th Ser	5.00%	10/01/34	2,350,080
5,235,000	Philadelphia PA Gas Wks Rev Ref 1998 General Ordinance, 15th Ser	5.00%	08/01/42	5,864,823
500,000	Philadelphia PA Ref, Ser A	5.00%	08/01/26	597,605
500,000	Philadelphia PA Ref, Ser A	5.00%	08/01/27	610,390
750,000	Philadelphia PA Ref, Ser A	5.25%	07/15/28	849,668
1,600,000	Philadelphia PA, Ser B, BAM	5.00%	02/01/34	2,002,736
405,000	Southcentrl PA General Auth Rev Ref Hanover Hosp Inc	5.00%	12/01/23	446,265
1,970,000	Westmoreland Cnty PA Muni Auth Ref, BAM	5.00%	08/15/42	2,256,911
				91,703,368
	Puerto Rico – 0.6%
9,023,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1	4.50%	07/01/34	8,811,320
387,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(d)	07/01/27	291,976
92,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(d)	07/01/29	62,986
				9,166,282
	Rhode Island – 0.4%
150,000	Providence RI Pub Bldgs Auth Rev, Ser B, AGM	5.00%	06/15/31	184,185
320,000	Providence RI Pub Bldgs Auth Rev, Ser B, AGM	5.00%	06/15/33	386,090
230,000	Providence RI Pub Bldgs Auth Rev, Ser B, AGM	5.00%	06/15/35	273,636
1,125,000	RI St Hlth & Eductnl Bldg Corp Rev Ref Hosp Fing Lifespan Oblig Grp	5.00%	05/15/29	1,230,142
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Rhode Island (Continued)
$1,460,000	RI St Hlth & Eductnl Bldg Corp Rev Ref Hosp Fing Lifespan Oblig Grp	5.00%	05/15/32	$1,561,090
1,700,000	RI St Hlth & Eductnl Bldg Corp Rev Ref Hosp Fing Lifespan Oblig Grp	5.00%	05/15/39	1,766,674
				5,401,817
	South Carolina – 0.4%
2,250,000	Berkeley Cnty SC Assmnt Rev Nexton Impt Dist	4.25%	11/01/40	1,777,928
1,000,000	Greenville SC Hosp Sys Brd Hosp Facs Rev, Ser B	5.00%	05/01/30	1,077,730
100,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	3.13%	12/01/22	97,662
1,000,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	5.00%	12/01/31	969,210
745,000	Piedmont SC Muni Pwr Agy Elec Rev Ref, Ser A-3	5.00%	01/01/23	762,172
1,000,000	SC St Jobs Econ Dev Auth Econ Dev Rev Woodlands at Furman Proj, Ser A	5.00%	11/15/54	848,590
500,000	SC St Jobs Econ Dev Auth Hlth Facs Rev Ref Lutheran Homes of SC Inc	5.00%	05/01/42	404,385
30,000	SC St Jobs Econ Dev Auth Hosp Rev Ref Palmetto Hlth, Ser A	5.00%	08/01/23	33,941
150,000	SC St Jobs Econ Dev Auth Hosp Rev Ref Palmetto Hlth, Ser A, AGM	5.50%	08/01/24	158,652
				6,130,270
	South Dakota – 0.1%
85,000	SD St Hlth & Eductnl Facs Auth Ref Sanford Oblig Grp	5.00%	11/01/35	93,025
1,030,000	SD St Hlth & Eductnl Facs Auth Sanford Oblig Grp, Ser B	5.00%	11/01/34	1,113,502
				1,206,527
	Tennessee – 1.2%
250,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-1	5.00%	08/01/34	277,527
200,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/37	201,320
825,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/34	915,841
325,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Student Hsg CDFI Phase I	5.00%	10/01/23	334,204
1,245,000	Greeneville TN Hlth & Eductnl Facs Brd Hosp Rev Ref Ballad Hlth Oblig Grp, Ser A	5.00%	07/01/33	1,319,899
120,000	Jackson TN Hosp Rev Ref West TN Healthcare, Ser A	5.00%	04/01/25	135,491
600,000	Memphis Shelby Cnty TN Arpt Auth Arpt Rev Ref, Ser B, AMT	5.75%	07/01/23	603,630
865,000	Met Govt Nashville & Davidson Cnty TN Elec Rev Sys, Ser A	5.00%	05/15/35	1,035,128
1,215,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Lipscomb Univ Proj, Ser A	5.00%	10/01/28	1,332,879
1,385,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Lipscomb Univ Proj, Ser A	5.00%	10/01/29	1,511,118
375,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Lipscomb Univ Proj, Ser A	5.00%	10/01/37	395,992
600,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Trevecca Nazarene Univ Proj	5.00%	10/01/29	643,560
400,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Trevecca Nazarene Univ Proj	5.00%	10/01/34	416,144
700,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Trevecca Nazarene Univ Proj	5.00%	10/01/39	714,455
3,435,000	TN St Energy Acquisition Corp Gas Rev Proj, Ser A (Mandatory put 05/01/23)	4.00%	05/01/48	3,569,618

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Tennessee (Continued)
$50,000	TN St Energy Acquisition Corp Gas Rev, Ser A	5.25%	09/01/22	$52,741
2,660,000	TN St Energy Acquisition Corp Gas Rev, Ser A	5.25%	09/01/26	2,982,020
				16,441,567
	Texas – 6.7%
2,685,000	Arlington TX Hgr Edu Fin Corp Edu Rev Lifeschool Dallas, Ser A	5.00%	08/15/31	2,965,797
450,000	Austin TX Arpt Sys Rev, AMT	5.00%	11/15/33	488,894
3,870,000	Austin TX Arpt Sys Rev, Ser B, AMT	5.00%	11/15/39	4,314,276
455,000	Bexar Cnty TX Hlth Facs Dev Corp Ref Army Retmnt Residence Fdtn Proj	5.00%	07/15/25	462,876
900,000	Bexar Cnty TX Ref	4.00%	06/15/38	1,015,452
2,255,000	Brazoria Cnty TX Toll Road Auth Toll Road Rev Sub Lien, Ser A	5.00%	03/01/36	2,645,814
600,000	Brd of Managers TX Jt Guadalupe Cnty City of Seguin Hosp Mtg Ref	5.00%	12/01/24	656,562
600,000	Centrl TX Regl Mobility Auth Rev Ref Sub Lien	5.00%	01/01/33	626,298
850,000	Centrl TX Regl Mobility Auth Rev Sr Lien, Ser A	5.00%	01/01/29	921,085
500,000	Clifton TX Hgr Edu Fin Corp Edu Rev Idea Pub Schs	5.00%	08/15/32	523,105
1,215,000	Clifton TX Hgr Edu Fin Corp Edu Rev, Ser A	4.00%	12/01/25	1,223,930
4,425,000	Corpus Christi TX Utility Sys Rev Ref Jr Lien	5.00%	07/15/33	5,368,012
2,365,000	Corpus Christi TX Utility Sys Rev Ref Jr Lien	5.00%	07/15/35	2,845,663
1,000,000	El Paso TX Ref, Ser A	4.00%	08/15/34	1,144,790
500,000	El Paso TX Ref, Ser A	4.00%	08/15/36	564,420
455,000	Flower Mound TX Spl Assmnt Rev River Walk Pub Impt Dist #1	6.13%	09/01/28	451,592
1,000,000	Harris Cnty TX Cultural Edu Facs Fin Corp Med Facs Rev Ref Baylor Clg of Med	4.00%	11/15/30	1,086,120
1,640,000	Harris Cnty TX Flood Control Dist Ref Flood Control Dist, Ser A	4.00%	10/01/37	1,833,536
1,100,000	Harris Cnty TX Ref Sr Lien Toll Road, Ser B	5.00%	08/15/36	1,270,929
2,600,000	Harris Cnty TX Ref Sr Lien, Ser A	5.00%	08/15/36	3,059,342
500,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal E Proj, AMT	4.50%	07/01/20	498,845
100,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal E Proj, AMT	4.75%	07/01/24	99,650
1,730,000	Houston TX Cmnty Clg Ref	4.00%	02/15/37	1,915,404
1,000,000	Houston TX Hotel Occupancy Tax & Spl Rev Ref Convention & Entertainment Facs Dept	5.00%	09/01/32	980,700
1,000,000	Houston TX Utility Sys Rev Ref 1st Lien, Ser D	5.00%	11/15/29	1,188,040
850,000	La Vernia TX Hgr Edu Fin Corp Edu Rev Meridian World Sch (b)	4.35%	08/15/25	855,508
815,000	La Vernia TX Hgr Edu Fin Corp Edu Rev Meridian World Sch, Ser A (b)	4.20%	08/15/25	817,249
1,250,000	Laredo TX Cmnty Clg Dist Combined Fee Rev Ref, BAM	4.00%	08/01/33	1,375,037
1,290,000	Leander TX Spl Assmnt Rev Crystal Springs Pub Impt Dist Proj Accd Inv (e)	5.13%	09/01/38	1,142,501
500,000	Liberty Hill TX Indep Sch Dist Ref	5.00%	08/01/30	598,590
4,000,000	Lower Colorado River TX Auth Transmission Contract Rev Ref LCRA Transmission Svcs Corp Proj	5.00%	05/15/20	4,004,960
700,000	Lower Colorado River TX Auth Transmission Contract Rev Ref LCRA Transmission Svcs Corp Proj	5.00%	05/15/33	814,821
400,000	Lower Colorado River TX Auth Transmission Contract Rev Ref LCRA Transmission Svcs Corp Proj	5.00%	05/15/37	465,936
610,000	Lower Colorado River TX Auth Transmission Contract Rev Ref LCRA Transmission Svcs Corp Proj	5.00%	05/15/38	708,735
1,000,000	Lower Colorado River TX Auth Transmission Contract Rev Ref LCRA Transmission Svcs Corp Proj	5.00%	05/15/40	1,156,650
370,000	Mission TX Ctfs Oblig, AGM	5.00%	02/15/30	453,106
1,105,000	Montgomery TX Indep Sch Dist Ref Sch Bldg	5.00%	02/15/28	1,288,154
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$1,350,000	N Fort Bend TX Wtr Auth Wtr Sys Rev Ref, Ser A	4.00%	12/15/36	$1,546,236
2,250,000	N TX Tollway Auth Rev Ref 2nd Tier, Ser B	5.00%	01/01/31	2,555,887
1,500,000	N TX Tollway Auth Rev Ref Sys Second Tier, Ser B	5.00%	01/01/31	1,645,950
250,000	N TX Tollway Auth Rev Ref, Ser A	5.00%	01/01/33	281,620
635,000	New Hope Cultural Edu Facs Fin Corp TX Hosp Rev Ref Childrens Hlth System of Texas Proj, Ser A	4.00%	08/15/34	693,985
1,415,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Longhorn Vlg Proj	5.00%	01/01/31	1,343,090
1,200,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Longhorn Vlg Proj	5.00%	01/01/32	1,128,096
250,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Wesleyan Homes Inc Proj Fin Corp	5.00%	01/01/50	193,428
500,000	New Hope Cultural Edu Facs Fin Corp TX Student Hsg Rev Chf TX A&M Univ Corpus Christi Island Campus Proj, Ser A (c)	5.00%	04/01/29	482,555
505,000	Newark Hgr Edu Fin Corp TX Edu Rev Austin Achieve Pub Schs Inc, Ser A	5.00%	06/15/32	508,495
700,000	Newark Hgr Edu Fin Corp TX Edu Rev Austin Achieve Pub Schs Inc, Ser A	5.00%	06/15/42	689,829
495,000	Red River TX Hlth Facs Dev Corp Retmnt Fac Rev MRC Crestview, Ser A	7.75%	11/15/31	546,985
2,690,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Ref Baylor Scott & White Hlth Proj, Ser A	5.00%	11/15/45	2,966,317
750,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Ref, Cook Children’s Med Ctr	4.00%	12/01/35	832,357
1,485,000	TX St Muni Gas Acquisition & Sply Corp I Gas Sply Rev Sr Lien, Ser A	5.25%	12/15/26	1,729,609
600,000	TX St Muni Gas Acquisition & Sply Corp III Gas Sply Rev	5.00%	12/15/24	630,048
2,850,000	TX St Muni Gas Acquisition & Sply Corp III Gas Sply Rev	5.00%	12/15/30	2,965,111
1,180,000	TX St Muni Gas Acquisition & Sply Corp III Gas Sply Rev	5.00%	12/15/31	1,224,840
3,000,000	TX St Priv Activity Bond Surface Transprtn Corp Rev Segment 3C Proj, AMT	5.00%	06/30/58	3,138,870
865,000	TX St Transprtn Commn Central TX Turnpike Sys Rev Ref, Ser B	5.00%	08/15/37	936,034
2,130,000	TX St Univ Sys Fing Rev Ref, Ser A	4.00%	03/15/35	2,402,768
785,000	TX St Wtr Dev Brd St Wtr Implementation Fund, Ser A	5.00%	04/15/30	977,992
4,000,000	TX St Wtr Dev Brd St Wtr Implementation Fund, Ser A	4.00%	10/15/38	4,474,840
250,000	TX St Wtr Dev Brd St Wtr Implementation Rev Fund for TX	4.00%	10/15/32	283,483
150,000	Univ of Houston TX Univ Revs Ref, Ser A	5.00%	02/15/26	180,107
3,250,000	Univ of Houston TX Univ Revs Ref, Ser A	5.00%	02/15/31	3,833,245
1,900,000	Univ of Houston TX Univ Revs Ref, Ser A	5.00%	02/15/35	2,207,040
1,560,000	Uptown Dev Auth TX Incr Contract Rev, Ser A	5.00%	09/01/36	1,707,233
500,000	Viridian TX Muni Mgmt Dist Ref Utility Impt, BAM	6.00%	12/01/26	599,115
155,000	Viridian TX Muni Mgmt Dist Road Impt, BAM	5.00%	12/01/26	172,893
125,000	Viridian TX Muni Mgmt Dist Utility Impt, BAM	5.00%	12/01/26	139,430
				94,849,867
	Utah – 1.1%
1,180,000	Grand Cnty Sch Dist Loc Bldg Auth UT, AGM	5.00%	12/15/27	1,395,633
1,370,000	Grand Cnty Sch Dist Loc Bldg Auth UT, AGM	5.00%	12/15/30	1,605,887
1,400,000	Grand Cnty Sch Dist Loc Bldg Auth UT, AGM	5.00%	12/15/31	1,638,602
1,515,000	Grand Cnty Sch Dist Loc Bldg Auth UT, AGM	5.00%	12/15/32	1,769,671
400,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Ref Quest Academy	5.00%	04/15/32	467,796
325,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Ref Quest Academy	5.00%	04/15/37	376,919
500,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Spectrum Academy Proj (b)	6.00%	04/15/45	500,055

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Utah (Continued)
$1,590,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Wallace Stegner Academy Proj, Ser A (b)	5.00%	06/15/49	$1,382,092
4,875,000	UT St Transit Auth Sales Tax Rev Ref Sub, BAM	5.00%	12/15/40	5,813,632
1,145,000	UT St Transit Auth Sales Tax Rev Ref Sub, Ser A	5.00%	06/15/35	1,375,294
				16,325,581
	Vermont – 0.5%
550,000	Burlington VT Ref Lakeview Garage Proj, Ser A, COPS	5.00%	12/01/24	631,119
745,000	VT St Econ Dev Auth Mtge Rev Ref Wake Robin Corp Proj, Ser A	5.00%	05/01/25	722,300
585,000	VT St Econ Dev Auth Mtge Rev Ref Wake Robin Corp Proj, Ser A	5.00%	05/01/26	562,735
2,000,000	VT St Econ Dev Auth Solid Wst Disp Rev Variable-Casella Waste Sys Inc, AMT (Mandatory put 04/03/28) (b)	4.63%	04/01/36	1,990,100
2,500,000	VT St Eductnl & Hlth Bldgs Fing Agy Rev Ref Univ of VT Med Ctr, Ser A	5.00%	12/01/33	2,774,900
				6,681,154
	Virginia – 1.1%
1,000,000	Chesapeake VA Hosp Auth Hosp Fac Rev Ref Chesapeake Regl Med Ctr	4.00%	07/01/35	1,067,460
1,350,000	Norfolk VA Redev & Hsg Auth Rev Ft Norfolk Retmnt Cmnty Harbors Edge Proj, Ser A (c)	4.00%	01/01/29	1,289,831
1,000,000	Norfolk VA Redev & Hsg Auth Rev Ft Norfolk Retmnt Cmnty Harbors Edge Proj, Ser A (c)	5.00%	01/01/49	933,670
1,000,000	Norfolk VA Redev & Hsg Auth Rev Ft Norfolk Retmnt Cmnty Harbors Edge Proj, Ser A (c)	5.25%	01/01/54	967,740
2,000,000	VA St Pub Bldg Auth Pub Facs Rev, Ser C, AMT	5.00%	08/01/33	2,379,980
1,000,000	VA St Resources Auth Infrastructure Rev Ref Infrastructure VA Pooled Fing Program, Ser C	4.00%	11/01/33	1,112,670
1,570,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/32	1,713,121
1,000,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/33	1,088,830
1,210,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/35	1,311,156
275,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/36	297,396
2,365,000	Wstrn VA Regl Jail Auth Regl Jail Facs Rev Ref	5.00%	12/01/34	2,850,629
				15,012,483
	Washington – 2.3%
1,235,000	Benton Cnty WA Pub Utility Dist #1 Ref	4.00%	11/01/36	1,348,497
1,090,000	Centrl Puget Sound WA Regl Transit Auth Green Bond, Ser S-1	5.00%	11/01/36	1,267,735
1,250,000	Centrl Puget Sound WA Regl Transit Auth Sales & Use Tax Green Bond Ref & Impt, Ser S-1	5.00%	11/01/35	1,435,225
1,250,000	Energy NW WA Elec Rev Ref Columbia Generating Sys, Ser A	5.00%	07/01/38	1,429,237
1,500,000	Energy NW WA Elec Rev Ref, Ser A	5.00%	07/01/24	1,729,485
575,000	Kalispel Tribe of Indians Priority Dist WA Rev, Ser A (b)	5.00%	01/01/32	598,328
155,000	Mason Cnty WA Pub Utility Dist #1 Sys	3.50%	12/01/21	159,817
3,000,000	Seattle WA Drain & Wstwtr Rev Ref	4.00%	07/01/36	3,386,700
270,000	Skagit Cnty WA Pub Hosp Dist #1 Ref & Impt Skagit Regl Hlth	4.00%	12/01/24	292,383
110,000	Skagit Cnty WA Pub Hosp Dist #1 Ref & Impt, Ser A	5.00%	12/01/22	118,360
165,000	Skagit Cnty WA Pub Hosp Dist #1 Skagit Vly Hosp	5.00%	12/01/20	169,074
500,000	Snohomish Cnty WA Hsg Auth	5.00%	04/01/34	596,200
250,000	Tacoma WA Elec Sys Rev	5.00%	01/01/37	294,358
1,850,000	WA St Healthcare Facs Auth Overlake Hosp Med Ctr, Ser A	5.00%	07/01/35	2,061,751
1,625,000	WA St Hlth Care Facs Auth Ref, Overlake Hosp Med Ctr, Ser B	5.00%	07/01/31	1,868,896
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Washington (Continued)
$35,000	WA St Hsg Fin Commn Ref Emerald Heights Proj	5.00%	07/01/22	$35,912
50,000	WA St Hsg Fin Commn Ref Emerald Heights Proj	5.00%	07/01/28	51,482
1,000,000	WA St Hsg Fin Commn Transforming Age Proj, Ser A (b)	5.00%	01/01/44	865,350
2,500,000	WA St Ref R-2015D	5.00%	07/01/32	2,884,275
1,100,000	WA St, Ser 2020A	5.00%	08/01/35	1,375,990
3,000,000	WA St, Ser 2020A	5.00%	08/01/44	3,639,420
4,000,000	WA St, Ser B	5.00%	02/01/36	4,585,000
2,425,000	WA St, Ser D	5.00%	02/01/30	2,957,093
				33,150,568
	West Virginia – 0.5%
2,250,000	Roane Cnty Bldg Commn WV Ref Roane General Hosp, BANS	2.55%	11/01/21	2,257,470
4,100,000	WV St Hosp Fin Auth Impt, W Va Univ Hlth Sys Oblig Grp, Ser A, AGM	4.00%	06/01/51	4,248,338
				6,505,808
	Wisconsin – 2.3%
1,050,000	Milwaukee WI Ref Promissory Nts, Ser N-4	5.00%	04/01/29	1,343,454
1,315,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Academy Las Vegas Proj, Ser A (b)	4.20%	07/15/27	1,248,172
1,250,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Academy Las Vegas Proj, Ser A (b)	5.13%	07/15/37	1,150,288
1,945,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	4.00%	07/01/27	1,998,449
620,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	5.00%	07/01/37	640,621
1,000,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	5.00%	07/01/47	1,023,000
425,000	Pub Fin Auth WI Eductnl Rev Piedmont Cmnty Chrt Sch	5.00%	06/15/34	463,926
1,000,000	Pub Fin Auth WI Exempt Facs Rev Ref Celanese Proj, Ser B, AMT	5.00%	12/01/25	998,040
1,450,000	Pub Fin Auth WI Retmnt Fac Rev Ref Penick Vlg Oblig Grp (b)	5.00%	09/01/49	1,169,729
340,000	Pub Fin Auth WI Retmnt Fac Rev Ref Whitestone Retmnt Facs 1st Mortgage Rev Bonds (b)	4.00%	03/01/27	318,277
1,000,000	Pub Fin Auth WI Retmnt Fac Rev Southminster (b)	5.00%	10/01/43	919,770
1,455,000	Pub Fin Auth WI Rev Ref Retmnt Hsg Fdtn Oblig Grp, Ser B	5.00%	11/15/26	1,556,283
1,300,000	WI St Gen Fund Annual Approp Rev Ref, Ser B	5.00%	05/01/34	1,536,197
3,650,000	WI St Hlth & Eductnl Facs Auth Rev Ref Ascension Hlth Credit Grp, Ser A	5.00%	11/15/36	4,120,448
1,000,000	WI St Hlth & Eductnl Facs Auth Rev Ref Ascension Hlth Credit Grp, Ser A	5.00%	11/15/39	1,121,980
1,780,000	WI St Hlth & Eductnl Facs Auth Rev Ref Beloit Hlth Sys Inc	4.00%	07/01/36	1,891,624
500,000	WI St Hlth & Eductnl Facs Auth Rev Ref Marquette Univ	5.00%	10/01/28	527,265
1,175,000	WI St Hlth & Eductnl Facs Auth Rev Ref Prohealth Care Oblig Grp	5.00%	08/15/31	1,289,962
175,000	WI St Hlth & Eductnl Facs Auth Rev Ref Prohealth Care Oblig Grp	5.00%	08/15/33	190,839
700,000	WI St Hlth & Eductnl Facs Auth Rev Ref Rogers Memorial Hosp Inc, Ser A	5.00%	07/01/44	758,058
800,000	WI St Hlth & Eductnl Facs Auth Rev Ref Rogers Memorial Hosp Inc, Ser A	5.00%	07/01/49	862,688
515,000	WI St Hlth & Eductnl Facs Auth Rev Ref St Camillus Hlth Sys, Ser A	5.00%	11/01/30	500,266
435,000	WI St Hlth & Eductnl Facs Auth Rev St Johns Cmntys Inc Proj, Ser A	5.00%	09/15/30	429,097
1,015,000	WI St Hlth & Eductnl Facs Auth Rev St Johns Cmntys Inc Proj, Ser A	5.00%	09/15/31	995,979

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Wisconsin (Continued)
$595,000	WI St Hlth & Eductnl Facs Auth Rev St Johns Cmntys Inc Proj, Ser A	5.00%	09/15/32	$579,447
455,000	WI St Hlth & Eductnl Facs Auth Rev St Johns Cmntys Inc Proj, Ser A	5.00%	09/15/33	440,749
2,000,000	WI St Ref, Ser 3	4.00%	11/01/34	2,268,920
2,500,000	WI St, Ser B	4.00%	05/01/31	2,882,800
				33,226,328
	Wyoming – 0.0%
250,000	Natrona Cnty WY Hosp Rev Ref WY Med Ctr Proj	5.00%	09/15/30	288,307

Total Investments – 94.1%	1,339,437,761
(Cost $1,361,149,075) (f)
Net Other Assets and Liabilities – 5.9%	83,362,214
Net Assets – 100.0%	$1,422,799,975
Futures Contracts (See Note 2D - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury Ultra 10-Year Notes	Short	124	Jun 2020	$ (19,471,875)	$(407,234)
U.S. Treasury Long Bonds	Short	37	Jun 2020	(6,698,156)	(396,594)
Total Futures Contracts				$(26,170,031)	$(803,828)

(a)	Variable Rate Demand bond. Interest rate is reset periodically by the agent based on current market conditions.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2020, securities noted as such amounted to $58,846,439 or 4.1% of net assets.
(c)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(d)	Zero coupon bond.
(e)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(f)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $18,456,336 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $40,971,478. The net unrealized depreciation was $22,515,142. The amounts presented are inclusive of derivative contracts.

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual
BANS	Bond Anticipation Notes
CABS	Capital Appreciation Bonds
COPS	Certificates of Participation
GANS	Grant Anticipation Notes
GARVEE	Grant Anticipation Revenue Vehicle
NATL-RE	National Public Finance Guarantee Corp.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 4/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 1,339,437,761	$ —	$ 1,339,437,761	$ —
LIABILITIES TABLE
	Total Value at 4/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts	$ (803,828)	$ (803,828)	$ —	$ —

*	See Portfolio of Investments for state and territory breakout.

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statement of Assets and Liabilities
April 30, 2020 (Unaudited)
ASSETS:
Investments, at value (Cost $1,361,149,075)	$ 1,339,437,761
Cash	55,533,843
Receivables:
Investment securities sold	20,516,889
Interest	17,345,998
Fund shares sold	5,252,944
Total Assets	1,438,087,435
LIABILITIES:
Payables:
Investment securities purchased	13,904,283
Variation margin	803,828
Investment advisory fees	579,349
Total Liabilities	15,287,460
NET ASSETS	$1,422,799,975
NET ASSETS consist of:
Paid-in capital	$ 1,465,786,971
Par value	271,000
Accumulated distributable earnings (loss)	(43,257,996)
NET ASSETS	$1,422,799,975
NET ASSET VALUE, per share	$52.50
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	27,100,002
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statement of Operations
For the Six Months Ended April 30, 2020 (Unaudited)
INVESTMENT INCOME:
Interest	$ 18,206,833
Total investment income	18,206,833
EXPENSES:
Investment advisory fees	4,254,482
Total expenses	4,254,482
Fees waived by the investment advisor	(981,804)
Net expenses	3,272,678
NET INVESTMENT INCOME (LOSS)	14,934,155
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(13,130,473)
Futures	(4,666,315)
Net realized gain (loss)	(17,796,788)
Net change in unrealized appreciation (depreciation) on:
Investments	(60,873,288)
Futures	(614,875)
Net change in unrealized appreciation (depreciation)	(61,488,163)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(79,284,951)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(64,350,796)

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statements of Changes in Net Assets
	Six Months Ended 4/30/2020 (Unaudited)	Year Ended 10/31/2019
OPERATIONS:
Net investment income (loss)	$ 14,934,155	$ 18,421,711
Net realized gain (loss)	(17,796,788)	(383,923)
Net change in unrealized appreciation (depreciation)	(61,488,163)	43,706,637
Net increase (decrease) in net assets resulting from operations	(64,350,796)	61,744,425
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(15,263,251)	(18,404,821)
Return of capital	—	(424,682)
Total distributions to shareholders	(15,263,251)	(18,829,503)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	418,089,279	647,355,139
Cost of shares redeemed	(50,933,094)	(10,383,218)
Net increase (decrease) in net assets resulting from shareholder transactions	367,156,185	636,971,921
Total increase (decrease) in net assets	287,542,138	679,886,843
NET ASSETS:
Beginning of period	1,135,257,837	455,370,994
End of period	$1,422,799,975	$1,135,257,837
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	20,500,002	8,800,002
Shares sold	7,550,000	11,900,000
Shares redeemed	(950,000)	(200,000)
Shares outstanding, end of period	27,100,002	20,500,002
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Financial Highlights
For a share outstanding throughout each period
	Six Months Ended 4/30/2020 (Unaudited)	Year Ended October 31,
		2019	2018	2017	2016	2015
Net asset value, beginning of period	$ 55.38	$ 51.75	$ 53.16	$ 53.32	$ 51.58	$ 51.11
Income from investment operations:
Net investment income (loss)	0.63	1.35	1.35	1.34	1.32	1.35
Net realized and unrealized gain (loss)	(2.87)	3.67	(1.41)	(0.01)	1.99	0.50
Total from investment operations	(2.24)	5.02	(0.06)	1.33	3.31	1.85
Distributions paid to shareholders from:
Net investment income	(0.64)	(1.36)	(1.35)	(1.33)	(1.35)	(1.38)
Net realized gain	—	—	—	(0.16)	(0.22)	—
Return of capital	—	(0.03)	—	—	—	—
Total distributions	(0.64)	(1.39)	(1.35)	(1.49)	(1.57)	(1.38)
Net asset value, end of period	$52.50	$55.38	$51.75	$53.16	$53.32	$51.58
Total return (a)	(4.10)%	9.79%	(0.12)%	2.59%	6.47%	3.66%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,422,800	$ 1,135,258	$ 455,371	$ 220,605	$ 82,650	$ 33,529
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.52%	0.65%
Ratio of net investment income (loss) to average net assets	2.28%	2.53%	2.60%	2.63%	2.52%	2.63%
Portfolio turnover rate (b)	29%	26%	42%	85%	85%	109%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. For some periods, the total returns would have been lower if certain fees had not been waived by the advisor.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Managed Municipal ETF (FMB)
April 30, 2020 (Unaudited)
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the First Trust Managed Municipal ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FMB” on The Nasdaq Stock Market LLC. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
The primary investment objective of the Fund is to generate current income that is exempt from regular federal income taxes and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
April 30, 2020 (Unaudited)
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security; and
10)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
April 30, 2020 (Unaudited)
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2020, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of April 30, 2020, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
Brookstone CDD FL Spl Assmnt Rev CDD, 3.88%, 11/01/23	01/24/18	$410,000	$99.18	$410,000	$406,630	0.03%
IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Academy Proj, Ser A, 5.25%, 07/01/28	09/04/18	$800,000	99.86	807,825	798,888	0.06
IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Academy Proj, Ser A, 5.88%, 07/01/38	09/04/18	$1,000,000	99.38	1,004,644	993,840	0.07
Leander TX Spl Assmnt Rev Crystal Springs Pub Impt Dist Proj Accd Inv, 5.13%, 09/01/38	05/04/18	$1,290,000	88.57	1,290,000	1,142,501	0.08
Timber Creek CDD FL Spl Assmnt Rev, 4.13%, 11/01/24	06/21/18	$215,000	99.29	215,000	213,478	0.02
				$3,727,469	$3,555,337	0.26%
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures” on the Statement of Operations. This daily fluctuation in the value of the contracts is also known as variation margin and is included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
April 30, 2020 (Unaudited)
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2019, was as follows:
Distributions paid from:
Ordinary income	$2,058
Capital gains	—
Tax-exempt income	18,402,763
Return of capital	424,682
As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(2,853,203)
Net unrealized appreciation (depreciation)	39,209,254
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, the Fund intends to invest in such municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Code.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, 2018, and 2019 remain open to federal and state audit. As of April 30, 2020, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2019, the Fund had $2,853,203 of non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2019, the Fund had no net ordinary losses.
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
H. New Accounting Pronouncement
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
April 30, 2020 (Unaudited)
call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. ASU 2017-08 was adopted for these financial statements and did not have a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.65% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust’s Board of Trustees and the Advisor have entered into a Fee Waiver Agreement for the Fund pursuant to which the Advisor contractually agreed to waive management fees of 0.15% of average daily net assets until March 1, 2021. The waiver agreement may be terminated by action of the Trust’s Board of Trustees at any time upon 60 days’ written notice by the Trust on behalf of the Fund or by the Fund’s investment advisor only after March 1, 2021. First Trust does not have the right to recover the fees waived. During the six months ended April 30, 2020, the Advisor waived fees of $981,804.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the six months ended April 30, 2020, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $685,652,925 and $369,099,178, respectively.
For the six months ended April 30, 2020, the Fund had no in-kind transactions.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at April 30, 2020, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
April 30, 2020 (Unaudited)
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures	Interest Rate Risk	Variation Margin Receivable	$ —	Variation Margin Payable	$ 803,828
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2020, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures	$(4,666,315)
Net change in unrealized appreciation (depreciation) on futures	(614,875)
During the six months ended April 30, 2020, the notional value of futures contracts opened and closed were $288,203,141 and $284,698,969, respectively.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). Due to the nature of the Fund’s investments, the Fund’s Creation Units are generally issued and redeemed for cash, although Creation Units may be issued in-kind for securities in which the Fund invests in limited circumstances. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and/or the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease with changes in the Fund’s portfolio. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When Creation Units are issued for cash, the Authorized Participant may also be assessed an amount to cover the cost of purchasing portfolio securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a standard redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and/or the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease with changes in the Fund’s portfolio. When shares are redeemed for cash, the Authorized Participant may also be assessed an amount to cover other costs, including operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to portfolio securities sold in connection with the redemption.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2021.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
April 30, 2020 (Unaudited)
8. Borrowings
The Trust, on behalf of the Fund, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV have a $410 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to November 25, 2019, the commitment amount was $385 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the six months ended April 30, 2020.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Managed Municipal ETF (FMB)
April 30, 2020 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
April 30, 2020 (Unaudited)
net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. In 2017, the United Kingdom’s Financial Conduct Authority announced that LIBOR will cease to be available for use after 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity;

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
April 30, 2020 (Unaudited)
currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Long/Short Equity ETF (FTLS)

Semi-Annual Report
For the Six Months Ended
April 30, 2020

First Trust Long/Short Equity ETF (FTLS)
Semi-Annual Report
April 30, 2020
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Long/Short Equity ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Long/Short Equity ETF (FTLS)
Semi-Annual Letter from the Chairman and CEO
April 30, 2020
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Long/Short Equity ETF (the “Fund”), which contains detailed information about the Fund for the six months ended April 30, 2020.
Just one month ago, I noted in a letter to shareholders that a handful of states were set to open some “nonessential” businesses by early May. As of May 20, 2020, I am pleased to report that all 50 states and U.S. territories have eased some restrictions on businesses and social activity. Keep in mind, however, that the plan does entail governors phasing in the opening of businesses in the coming weeks or potentially months, so I see this news as essentially marking the beginning of the rebuilding process for the U.S. economy. We all need to be aware as well of the possibility of an uptick or even surge in the coronavirus (“COVID-19”) infections as more people venture out of their homes. Prior to the last couple of weeks or so, the stay-at-home mandate severely restricted the movements of close to 315 million Americans, according to The Washington Post. To put this further into perspective, because so many stores have been closed and so many people have been hunkering down at home, retail-store traffic in the U.S. plunged 91.2% year-over-year for the week ended May 16, 2020, according to Bloomberg. Truly amazing!
In this COVID-19 pandemic, there appears to be a notable disconnect between the state of the U.S. economy, which is expected to go from bad to downright terrible between the first quarter and second quarter of the year, and the performance of the stock market, which has been much better than expected. While the data and commentary in this report are technically supposed to run through April 30, 2020, I feel compelled to offer insight that is as up to date as possible. The 2020 peak in the stock market, as measured by the S&P 500® Index (the “Index”), occurred on February 19. That day also marked the all-time high for the Index. From February 19, 2020, through March 23, 2020, the Index declined by 33.92% on a price-only basis (no dividends included), according to Bloomberg. We should note that the Index slid into bear market territory on March 12, 2020. A bear market is defined by a 20% or greater decline in price from its most recent peak. That took just 16 trading days, the quickest plunge into a bear market ever. From March 23, 2020 through May 20, 2020, the Index staged an impressive rebound, posting a price-only gain of 32.82%, according to Bloomberg. As of May 20, 2020, the Index stood just 12.24% below its all-time high set on February 19, 2020. But the game, as they say, is not over. Even though stocks have rebounded significantly from their March lows, 68% of the money managers that participated in the most recent Bank of America global fund manager survey believe that stocks are still in a bear market, according to MarketWatch. What are they likely concerned about? In addition to a dismal economic outlook for the near-term, research from Bespoke Investment Group, an independent research firm, indicates that there have been 25 bear markets since 1928 and 60% of the time the Index declined a second time during the bear market and went on to establish a new low for the period.
With respect to the state of the economy, the Congressional Budget Office announced on May 19, 2020, that it sees real U.S. gross domestic product (“GDP”) declining by an annualized 38% in the second quarter of 2020, reportedly in line with Wall Street economists, according to CNBC. Some estimates are more dire. The GDP estimate from the Atlanta Federal Reserve calls for a 42% plunge. These numbers are so large in scope they are mind-boggling. The Bureau of Economic Analysis is scheduled to release its GDP report on July 30, 2020. Until then, we may continue to have a disconnect between the economy and the markets. Let us hope it is as positive as the one we are currently enjoying.
The U.S. government shut down huge chunks of our economy in order to protect lives and prevent our health care system from being overwhelmed by COVID-19 patients. Our economic woes, in other words, are man-made. The remedies to this pandemic will also likely be man-made. They could come in the form of therapeutics and/or a vaccine. Perhaps more than one vaccine. At this stage of the pandemic fight, we have one message for investors: Stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Long/Short Equity ETF (FTLS)
The investment objective of First Trust Long/Short Equity ETF (the “Fund”) is to seek to provide investors with long-term total return. Under normal conditions, the Fund will expose at least 80% of its net assets (including investment borrowings) to U.S. exchange-listed equity securities and/or U.S. exchange-traded funds (“ETFs”) that provide exposure to U.S. exchange-listed equity securities. The Fund pursues its investment objective by establishing long and short positions in a portfolio of U.S. exchange-listed equity securities and ETFs. The Fund’s portfolio may include U.S. exchange-listed equity securities of non-U.S. issuers, including the securities of non-U.S. issuers traded on U.S. exchanges in the form of depositary receipts.
The Fund’s portfolio is composed of both long and short positions in equity securities and ETFs. As opposed to taking long positions in which an investor seeks to profit from increases in the price of a security, short selling is a technique that will be used by the Fund to try and profit from the falling price of a security. Short selling involves selling a security that has been borrowed from a third party with the intention of buying an identical security back at a later date to return to that third party.
Having both long and short positions in an equity security portfolio is a common way to create returns that are independent of market moves. One advantage of a long and short portfolio is that the long and short positions may offset one another in a manner that results in a lower net exposure to the direction of the market. In addition, cash balances arising from the use of short selling typically will be held in money market instruments.
Performance
			Average Annual Total Returns		Cumulative Total Returns
	6 Months Ended 4/30/20	1 Year Ended 4/30/20	5 Years Ended 4/30/20	Inception (9/8/14) to 4/30/20	5 Years Ended 4/30/20	Inception (9/8/14) to 4/30/20
Fund Performance
NAV	-4.36%	0.45%	4.91%	5.94%	27.09%	38.46%
Market Price	-4.48%	0.35%	4.86%	5.92%	26.81%	38.32%
Index Performance
S&P 500® Index	-3.16%	0.86%	9.12%	9.08%	54.74%	63.24%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Long/Short Equity ETF (FTLS)
Portfolio Sector Allocation	% of Total Long-Term Investments
Health Care	19.0%
Financials	15.8
Information Technology	11.9
Industrials	11.8
Consumer Discretionary	11.5
Materials	9.6
Communication Services	6.4
Consumer Staples	5.6
Energy	3.8
Utilities	2.9
Real Estate	1.7
Total	100.0%

Portfolio Sector Allocation	% of Investments Sold Short
Financials	36.3%
Industrials	13.2
Information Technology	11.0
Real Estate	8.2
Consumer Discretionary	7.6
Materials	6.4
Consumer Staples	6.0
Health Care	5.5
Communication Services	2.9
Energy	2.3
Utilities	0.6
Total	100.0%
Top Ten Long-Term Investments	% of Net Assets
Microsoft Corp.	2.7%
Apple, Inc.	2.5
Wheaton Precious Metals Corp.	2.5
Zoom Video Communications, Inc., Class A	2.5
Amgen, Inc.	2.3
Walmart, Inc.	2.1
Amazon.com, Inc.	2.1
BlackRock, Inc.	2.1
Johnson & Johnson	2.0
Church & Dwight Co., Inc.	1.9
Total	22.7%

Top Ten Investments Sold Short	% of Net Assets
SPDR S&P 500 ETF Trust	-5.5%
Vanguard S&P 500 ETF	-3.6%
iShares Russell 2000 ETF	-3.4%
Financial Select Sector SPDR Fund	-1.7%
iShares Russell 1000 ETF	-1.2%
Marvell Technology Group Ltd.	-0.8%
Air Products & Chemicals, Inc.	-0.7%
Chevron Corp.	-0.7%
Verisk Analytics, Inc.	-0.7%
T-Mobile US, Inc.	-0.7%
Total	-19.0%

Fund Performance Overview (Unaudited) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through April 30, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 1, 2014 through April 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/1/14 – 10/31/15	190	7	0	1
11/1/15 – 10/31/16	170	0	0	0
11/1/16 – 10/31/17	173	0	0	0
11/1/17 – 10/31/18	180	0	0	0
11/1/18 – 10/31/19	191	0	0	0
11/1/19 – 4/30/20	82	1	0	0

Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/1/14 – 10/31/15	41	12	0	0
11/1/15 – 10/31/16	81	1	0	0
11/1/16 – 10/31/17	79	0	0	0
11/1/17 – 10/31/18	72	0	0	0
11/1/18 – 10/31/19	59	1	0	0
11/1/19 – 4/30/20	41	0	0	0

Portfolio Management
First Trust Long/Short Equity ETF (FTLS)
Semi-Annual Report
April 30, 2020 (Unaudited)
Investment Advisor
First Trust Advisors L.P. (“First Trust”) is the investment advisor, commodity pool operator and commodity trading advisor to First Trust Long/Short Equity ETF (the “Fund” or “FTLS”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund’s portfolio and certain other services necessary for the management of the portfolio.
Portfolio Management Team
John Gambla – CFA, FRM, PRM, Senior Portfolio Manager of First Trust, FTA- Alternatives & Active Management Team
Rob A. Guttschow – CFA, Senior Portfolio Manager of First Trust, FTA- Alternatives & Active Management Team

First Trust Long/Short Equity ETF (FTLS)
Understanding Your Fund Expenses
April 30, 2020 (Unaudited)
As a shareholder of the First Trust Long/Short Equity ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2020.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (a)(b)
First Trust Long/Short Equity ETF (FTLS)
Actual	$1,000.00	$956.40	1.70%	$8.27
Hypothetical (5% return before expenses)	$1,000.00	$1,016.41	1.70%	$8.52

(a)	Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.
(b)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (November 1, 2019 through April 30, 2020), multiplied by 182/366 (to reflect the six-month period).

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments
April 30, 2020 (Unaudited)
Shares/ Units	Description	Value
COMMON STOCKS – 87.2%
	Aerospace & Defense – 0.9%
20,179	Parsons Corp. (a)	$754,695
4,068	TransDigm Group, Inc.	1,477,009
		2,231,704
	Auto Components – 0.9%
74,723	Gentex Corp.	1,811,286
8,002	Standard Motor Products, Inc.	325,601
		2,136,887
	Banks – 4.8%
31,537	Bank OZK	713,367
141,975	Citizens Financial Group, Inc. (b)	3,178,820
40,354	Commerce Bancshares, Inc.	2,469,261
15,220	International Bancshares Corp.	441,228
17,154	JPMorgan Chase & Co.	1,642,667
35,821	Pacific Premier Bancorp, Inc.	764,779
5,939	PNC Financial Services Group (The), Inc.	633,513
132,724	Umpqua Holdings Corp.	1,662,368
		11,506,003
	Beverages – 0.2%
8,903	Monster Beverage Corp. (a)	550,294
	Biotechnology – 3.6%
9,467	AbbVie, Inc.	778,187
22,814	Amgen, Inc. (b)	5,457,565
1,531	Biogen, Inc. (a)	454,447
8,681	Gilead Sciences, Inc.	729,204
3,832	Incyte Corp. (a)	374,233
818	Regeneron Pharmaceuticals, Inc. (a)	430,170
2,169	Vertex Pharmaceuticals, Inc. (a)	544,853
		8,768,659
	Building Products – 1.6%
27,370	Allegion PLC	2,751,780
15,124	Gibraltar Industries, Inc. (a)	700,241
25,900	Quanex Building Products Corp.	322,973
		3,774,994
	Capital Markets – 3.8%
9,871	BlackRock, Inc. (b)	4,955,637
111,003	Charles Schwab (The) Corp. (b)	4,187,033
		9,142,670
	Commercial Services & Supplies – 0.3%
10,163	ABM Industries, Inc.	350,522
15,611	HNI Corp.	379,972
		730,494
	Construction & Engineering – 0.6%
22,296	EMCOR Group, Inc.	1,416,465
Shares/ Units	Description	Value

	Construction Materials – 0.6%
23,857	Eagle Materials, Inc.	$1,455,515
	Consumer Finance – 0.5%
16,842	Capital One Financial Corp.	1,090,688
	Containers & Packaging – 1.6%
279,962	Graphic Packaging Holding Co.	3,737,493
	Diversified Financial Services – 0.8%
9,920	Berkshire Hathaway, Inc., Class B (a)	1,858,611
	Diversified Telecommunication Services – 0.3%
11,889	Verizon Communications, Inc.	683,023
	Electric Utilities – 1.4%
3,791	American Electric Power Co., Inc.	315,070
3,717	Duke Energy Corp.	314,681
4,964	Edison International	291,436
2,865	Entergy Corp.	273,636
3,920	Eversource Energy	316,344
7,722	Exelon Corp.	286,332
7,623	FirstEnergy Corp.	314,601
1,349	NextEra Energy, Inc.	311,781
11,119	PPL Corp.	282,645
5,615	Southern (The) Co.	318,539
5,421	Xcel Energy, Inc.	344,559
		3,369,624
	Electrical Equipment – 3.0%
53,180	AMETEK, Inc. (b)	4,460,207
22,666	Hubbell, Inc.	2,820,330
		7,280,537
	Energy Equipment & Services – 0.1%
41,563	Solaris Oilfield Infrastructure, Inc., Class A	284,291
	Entertainment – 2.5%
10,959	Activision Blizzard, Inc.	698,417
34,286	Electronic Arts, Inc. (a)	3,917,519
11,504	Take-Two Interactive Software, Inc. (a)	1,392,559
		6,008,495
	Food & Staples Retailing – 2.1%
42,365	Walmart, Inc. (b)	5,149,466
	Health Care Equipment & Supplies – 3.4%
11,387	Abbott Laboratories	1,048,629
1,678	ABIOMED, Inc. (a)	320,917
1,391	Align Technology, Inc. (a)	298,856

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Health Care Equipment & Supplies (Continued)
5,022	Baxter International, Inc.	$445,853
2,124	Becton Dickinson and Co.	536,374
12,573	Boston Scientific Corp. (a)	471,236
912	Cooper (The) Cos., Inc.	261,470
5,663	DENTSPLY SIRONA, Inc.	240,338
2,068	Edwards Lifesciences Corp. (a)	449,790
6,056	Hologic, Inc. (a)	303,406
1,291	IDEXX Laboratories, Inc. (a)	358,382
962	Intuitive Surgical, Inc. (a)	491,467
8,511	Medtronic PLC	830,929
2,072	ResMed, Inc.	321,823
1,787	STERIS PLC	254,647
2,725	Stryker Corp.	508,022
1,026	Teleflex, Inc.	344,120
2,248	Varian Medical Systems, Inc. (a)	257,126
2,633	Zimmer Biomet Holdings, Inc.	315,170
		8,058,555
	Health Care Providers & Services – 4.2%
2,029	Anthem, Inc.	569,601
5,869	Cardinal Health, Inc.	290,398
7,227	Centene Corp. (a)	481,174
6,224	Chemed Corp.	2,592,732
3,044	Cigna Corp.	595,954
30,822	CVS Health Corp.	1,897,094
3,324	DaVita, Inc. (a)	262,629
3,044	HCA Healthcare, Inc.	334,475
4,333	Henry Schein, Inc. (a)	236,408
1,329	Humana, Inc.	507,439
1,697	Laboratory Corp of America Holdings (a)	279,072
2,717	Quest Diagnostics, Inc.	299,169
5,438	UnitedHealth Group, Inc.	1,590,452
2,155	Universal Health Services, Inc., Class B	227,762
		10,164,359
	Household Durables – 4.3%
104,381	KB Home	2,738,958
74,234	Lennar Corp., Class A (b)	3,716,896
14,448	Meritage Homes Corp. (a)	759,387
110,564	PulteGroup, Inc.	3,125,644
		10,340,885
	Household Products – 2.6%
65,280	Church & Dwight Co., Inc. (b)	4,568,947
13,467	Procter & Gamble (The) Co.	1,587,355
		6,156,302
	Insurance – 3.6%
7,442	Allstate (The) Corp.	757,000
84,801	Athene Holding Ltd., Class A (a)	2,289,627
90,209	Hartford Financial Services Group (The), Inc.	3,427,040
Shares/ Units	Description	Value

	Insurance (Continued)
130,498	Old Republic International Corp. (b)	$2,081,443
		8,555,110
	Interactive Media & Services – 2.8%
1,582	Alphabet, Inc., Class A (a) (b)	2,130,479
1,573	Alphabet, Inc., Class C (a)	2,121,442
12,245	Facebook, Inc., Class A (a) (b)	2,506,674
		6,758,595
	Internet & Direct Marketing Retail – 2.1%
2,069	Amazon.com, Inc. (a) (b)	5,118,706
	IT Services – 1.6%
5,123	Mastercard, Inc., Class A	1,408,671
19,245	Virtusa Corp. (a)	635,085
9,427	Visa, Inc., Class A	1,684,794
		3,728,550
	Leisure Products – 0.6%
28,280	Brunswick Corp.	1,349,522
	Life Sciences Tools & Services – 0.8%
1,553	Illumina, Inc. (a)	495,454
2,467	IQVIA Holdings, Inc. (a)	351,769
3,148	PerkinElmer, Inc.	284,988
2,657	Thermo Fisher Scientific, Inc.	889,245
		2,021,456
	Machinery – 3.2%
44,123	AGCO Corp.	2,331,459
5,091	Snap-on, Inc.	663,307
33,180	Stanley Black & Decker, Inc. (b)	3,656,436
11,105	Watts Water Technologies, Inc., Class A	915,052
		7,566,254
	Media – 0.1%
13,175	Altice USA, Inc., Class A (a)	342,155
	Metals & Mining – 6.5%
60,313	Barrick Gold Corp.	1,551,250
10,542	Franco-Nevada Corp.	1,393,758
25,623	Newmont Corp.	1,524,056
343,501	Osisko Gold Royalties Ltd.	3,143,034
6,355	Reliance Steel & Aluminum Co. (b)	569,281
191,498	Sandstorm Gold Ltd. (a)	1,489,855
159,271	Wheaton Precious Metals Corp.	6,014,073
		15,685,307
	Multi-Utilities – 1.1%
4,294	Ameren Corp.	312,388
5,627	CMS Energy Corp.	321,245
4,230	Consolidated Edison, Inc.	333,324

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Multi-Utilities (Continued)
4,364	Dominion Energy, Inc.	$336,595
3,030	DTE Energy Co.	314,332
6,618	Public Service Enterprise Group, Inc.	335,599
2,443	Sempra Energy	302,566
3,676	WEC Energy Group, Inc.	332,862
		2,588,911
	Oil, Gas & Consumable Fuels – 2.0%
136,905	HollyFrontier Corp. (b)	4,523,341
20,533	Par Pacific Holdings, Inc. (a)	199,581
		4,722,922
	Pharmaceuticals – 5.1%
14,460	Bristol-Myers Squibb Co.	879,312
5,720	Eli Lilly & Co.	884,541
19,433	Jazz Pharmaceuticals PLC (a)	2,142,488
32,246	Johnson & Johnson	4,838,190
14,903	Merck & Co, Inc. (b)	1,182,404
15,549	Mylan N.V. (a)	260,757
5,026	Perrigo Co. PLC	267,886
31,022	Pfizer, Inc.	1,190,004
3,797	Zoetis, Inc.	490,990
		12,136,572
	Software – 6.7%
36,677	Microsoft Corp. (b)	6,572,885
66,379	SS&C Technologies Holdings, Inc.	3,661,466
43,389	Zoom Video Communications, Inc., Class A (a) (b)	5,864,891
		16,099,242
	Specialty Retail – 0.5%
18,697	Asbury Automotive Group, Inc. (a)	1,262,047
	Technology Hardware, Storage & Peripherals – 2.5%
20,694	Apple, Inc. (b)	6,079,897
	Textiles, Apparel & Luxury Goods – 1.9%
48,533	Columbia Sportswear Co. (b)	3,537,571
73,056	Tapestry, Inc.	1,087,073
		4,624,644
	Thrifts & Mortgage Finance – 0.8%
54,285	Essent Group Ltd.	1,483,066
35,613	Radian Group, Inc.	533,483
		2,016,549
	Tobacco – 0.1%
4,190	Philip Morris International, Inc.	312,574
Shares/ Units	Description	Value

	Trading Companies & Distributors – 1.0%
15,476	Watsco, Inc.	$2,491,481
	Water Utilities – 0.1%
2,714	American Water Works Co., Inc.	330,267
	Total Common Stocks	209,686,775
	(Cost $217,952,003)
REAL ESTATE INVESTMENT TRUSTS – 1.5%
	Equity Real Estate Investment Trusts – 1.5%
15,659	American Tower Corp. (b)	3,726,842
	(Cost $3,170,828)
MASTER LIMITED PARTNERSHIPS – 1.4%
	Oil, Gas & Consumable Fuels – 1.4%
3,393	Magellan Midstream Partners, L.P.	139,554
93,895	TC PipeLines, L.P.	3,145,483
	Total Master Limited Partnerships	3,285,037
	(Cost $3,515,160)
	Total Investments – 90.1%	216,698,654
	(Cost $224,637,991) (c)
Shares	Description	Value
COMMON STOCKS SOLD SHORT – (26.4)%
	Aerospace & Defense – (0.5)%
(5,915)	Boeing (The) Co.	(834,133)
(10,284)	Cubic Corp.	(392,952)
		(1,227,085)
	Air Freight & Logistics – (0.1)%
(1,739)	FedEx Corp.	(220,453)
	Airlines – (0.2)%
(8,630)	Delta Air Lines, Inc.	(223,603)
(6,354)	United Airlines Holdings, Inc. (a)	(187,952)
		(411,555)
	Auto Components – (0.4)%
(27,971)	Goodyear Tire & Rubber (The) Co.	(200,552)
(10,718)	Visteon Corp. (a)	(646,295)
		(846,847)
	Automobiles – (0.5)%
(54,280)	General Motors Co.	(1,209,901)
	Beverages – (0.3)%
(18,128)	Coca-Cola (The) Co.	(831,894)
	Building Products – (0.2)%
(7,812)	Armstrong World Industries, Inc.	(602,149)

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Capital Markets – (0.5)%
(8,348)	Northern Trust Corp.	$(660,827)
(3,019)	State Street Corp.	(190,318)
(27,860)	Waddell & Reed Financial, Inc., Class A	(405,363)
		(1,256,508)
	Chemicals – (2.3)%
(7,383)	Air Products & Chemicals, Inc.	(1,665,457)
(17,681)	Celanese Corp., Class A	(1,468,761)
(10,502)	Eastman Chemical Co.	(635,476)
(60,999)	Huntsman Corp.	(1,025,393)
(21,807)	Mosaic (The) Co.	(250,999)
(6,168)	Sensient Technologies Corp.	(294,769)
(10,796)	Trinseo S.A.	(220,778)
		(5,561,633)
	Commercial Services & Supplies – (1.0)%
(17,856)	Harsco Corp. (a)	(178,203)
(62,205)	KAR Auction Services, Inc.	(931,831)
(5,226)	MSA Safety, Inc.	(588,082)
(2,542)	Republic Services, Inc.	(199,140)
(7,997)	Tetra Tech, Inc.	(602,014)
		(2,499,270)
	Communications Equipment – (0.2)%
(9,272)	EchoStar Corp. (a)	(292,532)
(10,790)	NETGEAR, Inc. (a)	(258,744)
		(551,276)
	Construction & Engineering – (0.6)%
(36,513)	AECOM (a)	(1,323,961)
	Containers & Packaging – (0.3)%
(10,407)	Ball Corp.	(682,595)
	Diversified Financial Services – (0.3)%
(17,700)	Voya Financial, Inc.	(799,509)
	Electric Utilities – (0.3)%
(8,150)	ALLETE, Inc.	(469,114)
(2,224)	Pinnacle West Capital Corp.	(171,226)
		(640,340)
	Electronic Equipment, Instruments & Components – (0.5)%
(5,009)	Belden, Inc.	(171,258)
(10,465)	Benchmark Electronics, Inc.	(216,207)
(8,813)	Dolby Laboratories, Inc., Class A	(529,044)
(16,625)	PAR Technology Corp. (a)	(314,379)
		(1,230,888)
Shares	Description	Value

	Energy Equipment & Services – (0.1)%
(48,511)	Oceaneering International, Inc. (a)	$(249,347)
	Entertainment – (0.2)%
(3,813)	Walt Disney (The) Co.	(412,376)
	Food & Staples Retailing – (0.2)%
(1,452)	Casey’s General Stores, Inc.	(219,848)
(9,820)	Kroger (The) Co.	(310,410)
		(530,258)
	Food Products – (1.7)%
(11,907)	Cal-Maine Foods, Inc. (a)	(494,260)
(14,962)	Campbell Soup Co.	(747,801)
(16,792)	Darling Ingredients, Inc. (a)	(345,747)
(22,707)	Kellogg Co.	(1,487,308)
(10,070)	Post Holdings, Inc. (a)	(924,930)
		(4,000,046)
	Health Care Equipment & Supplies – (1.1)%
(12,935)	Hill-Rom Holdings, Inc.	(1,455,058)
(15,263)	Integra LifeSciences Holdings Corp. (a)	(779,176)
(5,637)	Neogen Corp (a)	(352,820)
		(2,587,054)
	Health Care Providers & Services – (0.1)%
(34,209)	Brookdale Senior Living, Inc. (a)	(123,494)
	Health Care Technology – (0.6)%
(26,396)	Allscripts Healthcare Solutions, Inc. (a)	(171,574)
(15,602)	Cerner Corp.	(1,082,623)
(8,722)	HMS Holdings Corp. (a)	(250,103)
		(1,504,300)
	Hotels, Restaurants & Leisure – (0.7)%
(12,491)	Carnival Corp.	(198,607)
(5,327)	McDonald’s Corp.	(999,132)
(11,264)	Norwegian Cruise Line Holdings Ltd. (a)	(184,730)
(5,189)	Royal Caribbean Cruises Ltd.	(242,690)
(11,422)	Scientific Games Corp., Class A (a)	(144,031)
		(1,769,190)
	Household Durables – (0.2)%
(5,267)	DR Horton, Inc.	(248,708)
(5,914)	M/I Homes, Inc. (a)	(150,570)
		(399,278)

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Household Products – (0.5)%
(8,617)	Kimberly-Clark Corp.	$(1,193,282)
	Industrial Conglomerates – (0.3)%
(85,409)	General Electric Co.	(580,781)
(1,279)	Honeywell International, Inc.	(181,490)
		(762,271)
	Insurance – (0.2)%
(15,079)	Assured Guaranty Ltd.	(448,299)
	IT Services – (0.7)%
(11,611)	Fidelity National Information Services, Inc.	(1,531,375)
(9,610)	Western Union (The) Co.	(183,262)
		(1,714,637)
	Leisure Products – (0.3)%
(9,911)	Hasbro, Inc.	(715,673)
	Life Sciences Tools & Services – (0.6)%
(3,000)	Bio-Rad Laboratories, Inc., Class A (a)	(1,320,300)
(6,908)	NanoString Technologies, Inc. (a)	(219,398)
		(1,539,698)
	Machinery – (0.9)%
(3,791)	Cummins, Inc.	(619,829)
(4,166)	ESCO Technologies, Inc.	(317,866)
(29,107)	Kennametal, Inc.	(745,430)
(2,407)	Lindsay Corp.	(216,630)
(5,117)	Oshkosh Corp.	(345,551)
		(2,245,306)
	Media – (0.5)%
(15,179)	Comcast Corp., Class A	(571,186)
(26,171)	DISH Network Corp. (a)	(654,667)
		(1,225,853)
	Metals & Mining – (0.3)%
(9,737)	Carpenter Technology Corp.	(215,869)
(3,989)	Royal Gold, Inc.	(488,772)
		(704,641)
	Multiline Retail – (0.6)%
(12,887)	Dollar Tree, Inc. (a)	(1,026,707)
(10,393)	Kohl’s Corp.	(191,855)
(30,651)	Macy’s, Inc.	(179,615)
		(1,398,177)
	Oil, Gas & Consumable Fuels – (0.9)%
(16,790)	Apache Corp.	(219,613)
(17,714)	Chevron Corp.	(1,629,688)
(13,855)	ONEOK, Inc.	(414,680)
		(2,263,981)
Shares	Description	Value

	Pharmaceuticals – (0.1)%
(10,013)	Intra-Cellular Therapies, Inc. (a)	$(176,930)
	Professional Services – (0.9)%
(4,549)	Equifax, Inc.	(631,856)
(10,565)	Verisk Analytics, Inc.	(1,614,649)
		(2,246,505)
	Real Estate Management & Development – (0.3)%
(8,674)	Howard Hughes (The) Corp. (a)	(469,784)
(9,813)	Kennedy-Wilson Holdings, Inc.	(138,854)
		(608,638)
	Road & Rail – (1.1)%
(1,415)	AMERCO	(396,384)
(7,294)	Norfolk Southern Corp.	(1,248,003)
(14,527)	Ryder System, Inc.	(514,256)
(12,714)	Werner Enterprises, Inc.	(510,086)
		(2,668,729)
	Semiconductors & Semiconductor Equipment – (1.7)%
(31,524)	Cree, Inc. (a)	(1,359,630)
(5,707)	Diodes, Inc. (a)	(290,429)
(11,767)	Lattice Semiconductor Corp. (a)	(264,875)
(70,391)	Marvell Technology Group Ltd.	(1,882,256)
(22,142)	Rambus, Inc. (a)	(277,439)
		(4,074,629)
	Software – (1.7)%
(36,026)	8x8, Inc. (a)	(611,001)
(21,890)	ACI Worldwide, Inc. (a)	(599,786)
(30,004)	LivePerson, Inc. (a)	(718,296)
(11,852)	Oracle Corp.	(627,800)
(7,979)	Pegasystems, Inc.	(667,204)
(7,999)	Varonis Systems, Inc. (a)	(536,333)
(7,743)	Verint Systems, Inc. (a)	(330,936)
		(4,091,356)
	Specialty Retail – (0.8)%
(5,769)	Advance Auto Parts, Inc.	(697,530)
(38,177)	Bed Bath & Beyond, Inc.	(236,315)
(9,189)	Lowe’s Cos., Inc.	(962,548)
		(1,896,393)
	Technology Hardware, Storage & Peripherals – (0.1)%
(19,006)	Stratasys Ltd. (a)	(336,406)
	Trading Companies & Distributors – (0.1)%
(3,600)	Kaman Corp.	(139,536)

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Wireless Telecommunication Services – (0.7)%
(17,901)	T-Mobile US, Inc. (a)	$(1,571,708)
	Total Common Stocks Sold Short	(63,493,855)
	(Proceeds $71,325,236)
EXCHANGE-TRADED FUNDS SOLD SHORT – (15.4)%
	Capital Markets – (15.4)%
(181,984)	Financial Select Sector SPDR Fund	(4,147,415)
(18,392)	iShares Russell 1000 ETF	(2,946,582)
(62,606)	iShares Russell 2000 ETF	(8,158,188)
(45,591)	SPDR S&P 500 ETF Trust	(13,243,274)
(31,944)	Vanguard S&P 500 ETF	(8,532,243)
	Total Exchange-Traded Funds Sold Short	(37,027,702)
	(Proceeds $34,750,536)
REAL ESTATE INVESTMENT TRUSTS SOLD SHORT – (3.4)%
	Equity Real Estate Investment Trusts – (3.4)%
(20,457)	Alexander & Baldwin, Inc.	(268,805)
(7,985)	AvalonBay Communities, Inc.	(1,301,156)
(10,773)	Columbia Property Trust, Inc.	(153,946)
(2,450)	Digital Realty Trust, Inc.	(366,250)
(14,704)	Equity Commonwealth	(499,201)
(8,136)	Equity LifeStyle Properties, Inc.	(490,682)
(9,995)	Equity Residential	(650,275)
(11,866)	Hudson Pacific Properties, Inc.	(291,666)
(16,895)	Independence Realty Trust, Inc.	(170,133)
(52,181)	Lexington Realty Trust	(545,291)
(12,752)	QTS Realty Trust, Inc., Class A	(797,383)
(18,118)	Rayonier, Inc.	(435,376)
(27,254)	Retail Properties of America, Inc., Class A	(168,975)
(15,965)	SL Green Realty Corp.	(846,943)
(29,960)	Vornado Realty Trust	(1,312,847)
	Total Real Estate Investment Trusts Sold Short	(8,298,929)
	(Proceeds $9,728,512)
	Total Investments Sold Short – (45.2)%	(108,820,486)
	(Proceeds $115,804,284)
	Net Other Assets and Liabilities – 55.1%	132,652,399
	Net Assets – 100.0%	$240,530,567

(a)	Non-income producing security.
(b)	This security or a portion of this security is segregated as collateral for investments sold short.
(c)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $25,903,261 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $26,858,800. The net unrealized depreciation was $955,539. The amounts presented are inclusive of investments sold short.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 4/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 209,686,775	$ 209,686,775	$ —	$ —
Real Estate Investment Trusts*	3,726,842	3,726,842	—	—
Master Limited Partnerships*	3,285,037	3,285,037	—	—
Total Investments	$ 216,698,654	$ 216,698,654	$—	$—

LIABILITIES TABLE
	Total Value at 4/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks Sold Short*	$ (63,493,855)	$ (63,493,855)	$ —	$ —
Exchange-Traded Funds Sold Short*	(37,027,702)	(37,027,702)	—	—
Real Estate Investment Trusts Sold Short*	(8,298,929)	(8,298,929)	—	—
Total	$ (108,820,486)	$ (108,820,486)	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statement of Assets and Liabilities
April 30, 2020 (Unaudited)
ASSETS:
Investments, at value (Cost $224,637,991)	$ 216,698,654
Cash	6,298,109
Restricted Cash	121,503,166
Receivables:
Investment securities sold	4,854,125
Dividends	202,957
Dividend reclaims	5,894
Total Assets	349,562,905
LIABILITIES:
Investments sold short, at value (proceeds $115,804,284)	108,820,486
Payables:
Investment advisory fees	187,958
Margin interest expense	11,980
Dividends on investments sold short	11,914
Total Liabilities	109,032,338
NET ASSETS	$240,530,567
NET ASSETS consist of:
Paid-in capital	$ 264,224,358
Par value	60,500
Accumulated distributable earnings (loss)	(23,754,291)
NET ASSETS	$240,530,567
NET ASSET VALUE, per share	$39.76
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	6,050,002
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statement of Operations
For the Six Months Ended April 30, 2020 (Unaudited)
INVESTMENT INCOME:
Dividends	$ 2,157,825
Margin interest rebate	367,522
Interest	17,302
Foreign withholding tax	(22,333)
Total investment income	2,520,316
EXPENSES:
Investment advisory fees	1,234,122
Dividend expense on investments sold short	898,532
Margin interest expense	74,943
Total expenses	2,207,597
NET INVESTMENT INCOME (LOSS)	312,719
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(15,533,104)
In-kind redemptions	17,320,902
Investments sold short	1,580,297
Net realized gain (loss)	3,368,095
Net change in unrealized appreciation (depreciation) on:
Investments	(27,995,124)
Investments sold short	9,362,790
Net change in unrealized appreciation (depreciation)	(18,632,334)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(15,264,239)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(14,951,520)

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statements of Changes in Net Assets
	Six Months Ended 4/30/2020 (Unaudited)	Year Ended 10/31/2019
OPERATIONS:
Net investment income (loss)	$ 312,719	$ 2,002,699
Net realized gain (loss)	3,368,095	500,185
Net change in unrealized appreciation (depreciation)	(18,632,334)	17,508,556
Net increase (decrease) in net assets resulting from operations	(14,951,520)	20,011,440
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(584,620)	(2,024,101)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	187,012,392	186,912,930
Cost of shares redeemed	(176,813,070)	(114,835,735)
Net increase (decrease) in net assets resulting from shareholder transactions	10,199,322	72,077,195
Total increase (decrease) in net assets	(5,336,818)	90,064,534
NET ASSETS:
Beginning of period	245,867,385	155,802,851
End of period	$240,530,567	$245,867,385
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	5,900,002	4,050,002
Shares sold	4,450,000	4,800,000
Shares redeemed	(4,300,000)	(2,950,000)
Shares outstanding, end of period	6,050,002	5,900,002
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Financial Highlights
For a share outstanding throughout each period
	Six Months Ended 4/30/2020 (Unaudited)	Year Ended October 31,
		2019	2018	2017	2016	2015
Net asset value, beginning of period	$ 41.67	$ 38.47	$ 37.78	$ 32.49	$ 32.61	$ 30.54
Income from investment operations:
Net investment income (loss)	0.05	0.39	0.26	0.24	0.32	0.19
Net realized and unrealized gain (loss)	(1.87)	3.23	0.67	5.34	(0.17)	2.12
Total from investment operations	(1.82)	3.62	0.93	5.58	0.15	2.31
Distributions paid to shareholders from:
Net investment income	(0.09)	(0.42)	(0.24)	(0.29)	(0.27)	(0.22)
Net realized gain	—	—	—	—	—	(0.02)
Total distributions	(0.09)	(0.42)	(0.24)	(0.29)	(0.27)	(0.24)
Net asset value, end of period	$39.76	$41.67	$38.47	$37.78	$32.49	$32.61
Total return (a)	(4.36)%	9.49%	2.45%	17.23%	0.45%	7.60%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 240,531	$ 245,867	$ 155,803	$ 120,892	$ 120,231	$ 32,608
Ratio of total expenses to average net assets (b)	1.70% (c)	1.60%	1.59%	1.47%	1.40%	1.47%
Ratio of total expenses to average net assets excluding dividend expense and margin interest expense (b)	0.95% (c)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	0.24% (c)	1.03%	0.71%	0.67%	1.00%	0.39%
Portfolio turnover rate (d)	130%	210%	249%	176%	201%	267%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Notes to Financial Statements
First Trust Long/Short Equity ETF (FTLS)
April 30, 2020 (Unaudited)
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the First Trust Long/Short Equity ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FTLS” on the NYSE Arca, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed in-kind for securities in which the Fund invests or for cash or, in certain circumstances, a combination of both. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.
The investment objective of the Fund is to seek to provide investors with long-term total return. Under normal conditions, the Fund will expose at least 80% of its net assets (including investment borrowings) to U.S. exchange-listed equity securities and/or U.S. exchange-traded funds (“ETFs”) that provide exposure to U.S. exchange-traded equity securities. The Fund pursues its investment objective by establishing long and short positions in a portfolio of U.S. exchange-listed equity securities and ETFs. The Fund’s portfolio may include U.S. exchange-listed equity securities of non-U.S. issuers, including the securities of non-U.S. issuers traded on U.S. exchanges in the form of depositary receipts. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, master limited partnerships (“MLPs”), real estate investment trusts (“REITs”) and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
April 30, 2020 (Unaudited)
event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2020, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
Distributions received from the Fund’s investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
April 30, 2020 (Unaudited)
C. Short Sales
Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is affected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
The Fund has established an account with Pershing, LLC for the purpose of borrowing securities that the Fund intends to sell short. The Fund is charged interest on debit margin balances at a rate equal to the Overnight Bank Funding Rate plus 40 basis points. With regard to securities held short, the Fund is credited a rebate equal to the market value of its short positions at a rate equal to the Overnight Bank Funding Rate less 25 basis points. This rebate rate applies to easy to borrow securities. Securities that are hard to borrow may earn a rebate that is less than the foregoing or may be subject to a premium charge on a security by security basis. The different rebate rate is determined at the time of a short sale request. For the six months ended April 30, 2020, the Fund had margin interest rebate of $367,522 and margin interest expense of $74,943, as shown on the Statement of Operations. Restricted cash in the amount of $121,503,166, as shown on the Statement of Assets and Liabilities, is associated with collateral at the broker as of April 30, 2020.
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2019, was as follows:
Distributions paid from:
Ordinary income	$2,024,101
Capital gains	—
Return of capital	—
As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$19,458
Accumulated capital and other gain (loss)	(24,499,960)
Net unrealized appreciation (depreciation)	16,262,351
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, 2018, and 2019 remain open to

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
April 30, 2020 (Unaudited)
federal and state audit. As of April 30, 2020, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2019, the Fund had $24,499,960 of non-expiring capital loss carryforwards for federal income tax purposes.
F. Expenses
Expenses, other than the investment advisory fee, dividend and interest expenses on investments sold short and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, dividend expenses on investments sold short, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. In addition, the Fund incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents the Fund’s total annual operating expenses. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the six months ended April 30, 2020, the cost of purchases and proceeds from sales of investments, excluding short term investments, investments sold short and in-kind transactions, were $228,845,867 and $244,747,463, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $199,036,409 and $229,936,744, respectively.
For the six months ended April 30, 2020, the cost of in-kind purchases and proceeds from in-kind sales were $184,419,378 and $169,782,718, respectively.

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
April 30, 2020 (Unaudited)
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease with changes in the Fund’s portfolio. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease with changes in the Fund’s portfolio. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2021.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Long/Short Equity ETF (FTLS)
April 30, 2020 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
April 30, 2020 (Unaudited)
net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. In 2017, the United Kingdom’s Financial Conduct Authority announced that LIBOR will cease to be available for use after 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity;

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
April 30, 2020 (Unaudited)
currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Emerging Markets Local Currency Bond ETF (FEMB)

Semi-Annual Report
For the Six Months Ended
April 30, 2020

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Semi-Annual Report
April 30, 2020
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or First Trust Global Portfolios Limited (“FTGP” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Emerging Markets Local Currency Bond ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Semi-Annual Letter from the Chairman and CEO
April 30, 2020
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), which contains detailed information about the Fund for the six months ended April 30, 2020.
Just one month ago, I noted in a letter to shareholders that a handful of states were set to open some “nonessential” businesses by early May. As of May 20, 2020, I am pleased to report that all 50 states and U.S. territories have eased some restrictions on businesses and social activity. Keep in mind, however, that the plan does entail governors phasing in the opening of businesses in the coming weeks or potentially months, so I see this news as essentially marking the beginning of the rebuilding process for the U.S. economy. We all need to be aware as well of the possibility of an uptick or even surge in the coronavirus (“COVID-19”) infections as more people venture out of their homes. Prior to the last couple of weeks or so, the stay-at-home mandate severely restricted the movements of close to 315 million Americans, according to The Washington Post. To put this further into perspective, because so many stores have been closed and so many people have been hunkering down at home, retail-store traffic in the U.S. plunged 91.2% year-over-year for the week ended May 16, 2020, according to Bloomberg. Truly amazing!
In this COVID-19 pandemic, there appears to be a notable disconnect between the state of the U.S. economy, which is expected to go from bad to downright terrible between the first quarter and second quarter of the year, and the performance of the stock market, which has been much better than expected. While the data and commentary in this report are technically supposed to run through April 30, 2020, I feel compelled to offer insight that is as up to date as possible. The 2020 peak in the stock market, as measured by the S&P 500® Index (the “Index”), occurred on February 19. That day also marked the all-time high for the Index. From February 19, 2020, through March 23, 2020, the Index declined by 33.92% on a price-only basis (no dividends included), according to Bloomberg. We should note that the Index slid into bear market territory on March 12, 2020. A bear market is defined by a 20% or greater decline in price from its most recent peak. That took just 16 trading days, the quickest plunge into a bear market ever. From March 23, 2020 through May 20, 2020, the Index staged an impressive rebound, posting a price-only gain of 32.82%, according to Bloomberg. As of May 20, 2020, the Index stood just 12.24% below its all-time high set on February 19, 2020. But the game, as they say, is not over. Even though stocks have rebounded significantly from their March lows, 68% of the money managers that participated in the most recent Bank of America global fund manager survey believe that stocks are still in a bear market, according to MarketWatch. What are they likely concerned about? In addition to a dismal economic outlook for the near-term, research from Bespoke Investment Group, an independent research firm, indicates that there have been 25 bear markets since 1928 and 60% of the time the Index declined a second time during the bear market and went on to establish a new low for the period.
With respect to the state of the economy, the Congressional Budget Office announced on May 19, 2020, that it sees real U.S. gross domestic product (“GDP”) declining by an annualized 38% in the second quarter of 2020, reportedly in line with Wall Street economists, according to CNBC. Some estimates are more dire. The GDP estimate from the Atlanta Federal Reserve calls for a 42% plunge. These numbers are so large in scope they are mind-boggling. The Bureau of Economic Analysis is scheduled to release its GDP report on July 30, 2020. Until then, we may continue to have a disconnect between the economy and the markets. Let us hope it is as positive as the one we are currently enjoying.
The U.S. government shut down huge chunks of our economy in order to protect lives and prevent our health care system from being overwhelmed by COVID-19 patients. Our economic woes, in other words, are man-made. The remedies to this pandemic will also likely be man-made. They could come in the form of therapeutics and/or a vaccine. Perhaps more than one vaccine. At this stage of the pandemic fight, we have one message for investors: Stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
First Trust Emerging Markets Local Currency Bond ETF (the “Fund”) seeks maximum total return and current income. The Fund lists and principally trades its shares on The Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbol “FEMB.” Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in bonds, notes and bills issued or guaranteed by entities incorporated or domiciled in emerging market countries that are denominated in the local currency of the issuer. In implementing the Fund’s investment strategy, First Trust Global Portfolios Ltd. (the “Sub-Advisor”) seeks to provide current income and enhance capital, while minimizing volatility.
Performance
			Average Annual Total Returns		Cumulative Total Returns
	6 Months Ended 4/30/20	1 Year Ended 4/30/20	5 Years Ended 4/30/20	Inception (11/4/14) to 4/30/20	5 Years Ended 4/30/20	Inception (11/4/14) to 4/30/20
Fund Performance
NAV	-11.48%	-6.61%	-0.87%	-2.02%	-4.28%	-10.60%
Market Price	-12.55%	-7.87%	-1.11%	-2.22%	-5.45%	-11.58%
Index Performance
Bloomberg Barclays Emerging Markets Local Currency Government - 10% Country Capped Index	-6.57%	0.02%	1.29%	0.14%	6.62%	0.76%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Industry Classification	% of Long-Term Investments
Sovereigns	92.9%
Supranationals	7.0
Central Bank	0.1
Total	100.0%
Credit Quality(1)	% of Total Investments (including cash)
AAA	6.8%
AA	1.0
AA-	7.5
A	7.5
A-	11.5
BBB+	8.7
BBB	19.3
BBB-	3.7
BB+	16.0
BB	11.3
BB-	4.2
Cash	2.5
Total	100.0%

Top Ten Holdings	% of Total Investments
Peru Government Bond, 6.95%, 8/12/31	6.6%
Republic of South Africa Government Bond, 8.88%, 2/28/35	6.2
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/01/25	5.9
Hungary Government Bond, 6.75%, 10/22/28	5.1
Turkey Government Bond, 10.60%, 2/11/26	4.3
International Finance Corp., 6.30%, 11/25/24	3.3
Colombian TES, 7.50%, 8/26/26	3.2
Republic of South Africa Government Bond, 8.50%, 1/31/37	3.2
Asian Development Bank, 6.20%, 10/06/26	3.2
Colombian TES, 6.00%, 4/28/28	3.1
Total	44.1%

(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through April 30, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 5, 2014 (commencement of trading) through April 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/5/14 - 10/31/15	116	110	7	1
11/1/15 - 10/31/16	80	64	38	3
11/1/16 - 10/31/17	104	89	23	2
11/1/17 - 10/31/18	88	5	0	0
11/1/18 - 10/31/19	145	43	0	0
11/1/19 - 4/30/20	54	8	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/5/14 - 10/31/15	15	0	0	1
11/1/15 - 10/31/16	60	7	0	0
11/1/16 - 10/31/17	27	7	0	0
11/1/17 - 10/31/18	140	19	0	0
11/1/18 - 10/31/19	62	1	0	0
11/1/19 - 4/30/20	24	11	20	7

Portfolio Management
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Semi-Annual Report
April 30, 2020 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Investment Sub-Advisor
First Trust Global Portfolios Ltd. (“FTGP”), an affiliate of First Trust, serves as investment sub-advisor to the Fund and is headed by Derek Fulton, Director, Chief Executive Officer and Chief Investment Officer of FTGP. Established in December 2011, FTGP is an SEC-registered investment advisor based in London. FTGP was established as a United Kingdom-based distributor, advisor and affiliate of First Trust and First Trust Portfolios L.P. and advises on global fixed income and currency portfolios. The global fixed income team at FTGP has experience in managing developing and emerging market fixed income portfolios for high profile European institutions.
Portfolio Management Team
The following portfolio managers are primarily responsible for the day-to-day management of the Fund. Each portfolio manager has managed the Fund since 2014, except for Anthony Beevers, who has served as a member of the portfolio management team since 2019.
Derek Fulton, Director, Chief Executive Officer, FTGP
Leonardo Da Costa, Portfolio Manager, FTGP
Anthony Beevers, Portfolio Manager, FTGP

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Understanding Your Fund Expenses
April 30, 2020 (Unaudited)
As a shareholder of the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2020.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Actual	$1,000.00	$885.20	0.85%	$3.98
Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	0.85%	$4.27

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (November 1, 2019 through April 30, 2020), multiplied by 182/366 (to reflect the six-month period).

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments
April 30, 2020 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES – 89.1%
	Brazil – 11.1%
2,600,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/21	$499,919
10,000,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/23	2,066,748
38,950,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/25	8,178,532
13,650,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/27	2,873,774
11,200,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/29	2,361,080
				15,980,053
	Chile – 3.9%
2,045,000,000	Bonos de la Tesoreria de la Republica en Pesos (CLP)	4.50%	03/01/26	2,798,664
120,000,000	Bonos del Banco Central de Chile en Pesos (CLP)	6.00%	02/01/21	149,374
2,210,000,000	Chile Government International Bond (CLP)	5.50%	08/05/20	2,681,673
				5,629,711
	Colombia – 9.4%
4,201,000,000	Colombian TES (COP)	7.00%	05/04/22	1,118,044
16,420,000,000	Colombian TES (COP)	7.50%	08/26/26	4,437,946
17,600,000,000	Colombian TES (COP)	6.00%	04/28/28	4,244,705
14,080,000,000	Colombian TES (COP)	7.75%	09/18/30	3,766,461
				13,567,156
	Czech Republic – 1.0%
18,000,000	Czech Republic Government Bond (CZK)	0.75%	02/23/21	730,560
17,080,000	Czech Republic Government Bond (CZK) (a)	2.40%	09/17/25	740,138
				1,470,698
	Hungary – 4.9%
1,625,000,000	Hungary Government Bond (HUF)	6.75%	10/22/28	7,017,027
	Indonesia – 4.6%
5,416,000,000	Indonesia Treasury Bond (IDR)	8.38%	03/15/24	377,391
17,136,000,000	Indonesia Treasury Bond (IDR)	8.38%	09/15/26	1,189,440
35,253,000,000	Indonesia Treasury Bond (IDR)	8.38%	03/15/34	2,404,906
40,076,000,000	Indonesia Treasury Bond (IDR)	8.25%	05/15/36	2,721,127
				6,692,864
	Israel – 3.4%
5,940,000	Israel Government Bond - Fixed (ILS)	6.25%	10/30/26	2,325,332
8,035,000	Israel Government Bond - Fixed (ILS)	2.25%	09/28/28	2,597,076
				4,922,408
	Malaysia – 4.4%
4,220,000	Malaysia Government Bond (MYR)	4.16%	07/15/21	1,002,461
8,250,000	Malaysia Government Bond (MYR)	4.05%	09/30/21	1,963,404
13,360,000	Malaysia Government Bond (MYR)	4.18%	07/15/24	3,309,829
				6,275,694
	Mexico – 4.7%
38,850,000	Mexican Bonos (MXN)	7.25%	12/09/21	1,660,472
24,210,000	Mexican Bonos (MXN)	10.00%	12/05/24	1,184,985
74,350,000	Mexican Bonos (MXN)	8.50%	05/31/29	3,485,667
9,290,000	Mexican Bonos (MXN)	7.75%	05/29/31	409,584
				6,740,708
	Peru – 9.4%
8,950,000	Peru Government Bond (PEN)	8.20%	08/12/26	3,384,311
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (Continued)
	Peru (Continued)
25,950,000	Peru Government Bond (PEN)	6.95%	08/12/31	$9,127,561
3,100,000	Peru Government Bond (PEN)	6.90%	08/12/37	1,052,651
				13,564,523
	Philippines – 3.9%
150,000,000	Philippine Government International Bond (PHP)	4.95%	01/15/21	2,972,559
60,000,000	Philippine Government International Bond (PHP)	3.90%	11/26/22	1,156,380
64,000,000	Philippine Government International Bond (PHP)	6.25%	01/14/36	1,435,524
				5,564,463
	Poland – 3.0%
2,000,000	Republic of Poland Government Bond (PLN)	1.75%	07/25/21	490,267
545,000	Republic of Poland Government Bond (PLN)	4.00%	10/25/23	146,521
2,760,000	Republic of Poland Government Bond (PLN)	3.25%	07/25/25	742,558
7,015,000	Republic of Poland Government Bond (PLN)	2.75%	04/25/28	1,865,175
3,115,000	Republic of Poland Government Bond (PLN)	5.75%	04/25/29	1,022,915
				4,267,436
	Romania – 3.6%
8,400,000	Romania Government Bond (RON)	5.85%	04/26/23	2,010,027
8,925,000	Romania Government Bond (RON)	4.50%	06/17/24	2,069,399
4,690,000	Romania Government Bond (RON)	5.80%	07/26/27	1,157,978
				5,237,404
	South Africa – 15.7%
4,000,000	Republic of South Africa Government Bond (ZAR)	6.75%	03/31/21	221,219
55,735,000	Republic of South Africa Government Bond (ZAR)	10.50%	12/21/26	3,305,220
30,000,000	Republic of South Africa Government Bond (ZAR)	8.25%	03/31/32	1,347,920
192,270,000	Republic of South Africa Government Bond (ZAR)	8.88%	02/28/35	8,577,315
103,105,000	Republic of South Africa Government Bond (ZAR)	6.25%	03/31/36	3,502,205
105,640,000	Republic of South Africa Government Bond (ZAR)	8.50%	01/31/37	4,431,149
28,000,000	Republic of South Africa Government Bond (ZAR)	9.00%	01/31/40	1,196,819
				22,581,847
	Thailand – 1.9%
48,470,000	Thailand Government Bond (THB)	3.63%	06/16/23	1,630,082
27,500,000	Thailand Government Bond (THB)	3.65%	06/20/31	1,048,265
				2,678,347
	Turkey – 4.2%
42,790,000	Turkey Government Bond (TRY)	10.60%	02/11/26	5,975,111
	Total Foreign Sovereign Bonds and Notes			128,165,450
	(Cost $149,100,090)
FOREIGN CORPORATE BONDS AND NOTES – 6.7%
	Supranationals – 6.7%
323,500,000	Asian Development Bank (INR)	6.20%	10/06/26	4,391,234
51,050,000	International Finance Corp. (INR)	5.85%	11/25/22	689,616

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Supranationals (Continued)
337,000,000	International Finance Corp. (INR)	6.30%	11/25/24	$4,595,016
	Total Foreign Corporate Bonds and Notes			9,675,866
	(Cost $10,172,721)
Total Investments – 95.8%	137,841,316
(Cost $159,272,811) (b)
Net Other Assets and Liabilities – 4.2%	5,983,370
Net Assets – 100.0%	$143,824,686

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 4/30/2020	Sale Value as of 4/30/2020	Unrealized Appreciation/ (Depreciation)
05/20/20	BBH	MXN	54,786,500	USD	2,272,728	$ 2,276,583	$ 2,272,728	$ 3,855
05/20/20	BNS	RUB	767,900,000	USD	10,321,237	10,319,411	10,321,237	(1,826)
05/20/20	BBH	TRY	5,890,000	USD	847,215	840,816	847,215	(6,399)
05/20/20	BNS	USD	9,901,319	BRL	52,175,000	9,901,319	9,581,593	319,726
05/20/20	BNS	USD	2,354,925	CLP	2,025,000,000	2,354,925	2,426,579	(71,654)
05/20/20	BNS	USD	5,420,405	COP	21,318,296	5,422,847	5,376,304	46,543
05/20/20	BBH	USD	4,398,130	HUF	1,410,080,000	4,388,375	4,382,502	5,873
05/20/20	BNS	USD	1,523,888	PEN	5,325,000	1,551,348	1,575,811	(24,463)
05/20/20	BBH	USD	3,029,465	PLN	12,594,780	3,029,465	3,035,240	(5,775)
05/20/20	BBH	USD	1,269,495	RON	5,669,000	1,272,409	1,280,910	(8,501)
05/20/20	BBH	USD	2,143,130	THB	70,000,000	2,143,130	2,163,529	(20,399)
05/20/20	BBH	USD	7,140,797	ZAR	133,200,000	7,140,797	7,172,975	(32,178)
Net Unrealized Appreciation (Depreciation)								$204,802

Counterparty Abbreviations
BBH	Brown Brothers Harriman and Co.
BNS	Bank of Nova Scotia

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended.
(b)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,609,088 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $22,835,781. The net unrealized depreciation was $21,226,693. The amounts presented are inclusive of derivative contracts.
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 4/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Foreign Sovereign Bonds and Notes*	$ 128,165,450	$ —	$ 128,165,450	$ —
Foreign Corporate Bonds and Notes*	9,675,866	—	9,675,866	—
Total Investments	137,841,316	—	137,841,316	—
Forward Foreign Currency Contracts**	375,997	—	375,997	—
Total	$ 138,217,313	$—	$ 138,217,313	$—
LIABILITIES TABLE
	Total Value at 4/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts**	$ (171,195)	$ —	$ (171,195)	$ —

*	See Portfolio of Investments for country breakout.
**	See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Currency Exposure Diversification	% of Total Investments (including cash)†
USD	19.1%
ZAR	10.9
PEN	8.5
RUB	7.3
INR	6.8
MXN	6.4
COP	5.8
TRY	4.8
IDR	4.7
BRL	4.5
MYR	4.4
PHP	3.9
ILS	3.5
RON	2.9
CLP	2.3
HUF	1.9
CZK	1.0
PLN	0.9
THB	0.4
Total	100.0%

†	The weightings include the impact of currency forwards.

Currency Abbreviations
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Republic Koruna
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statement of Assets and Liabilities
April 30, 2020 (Unaudited)
ASSETS:
Investments, at value (Cost $159,272,811)	$ 137,841,316
Cash	3,323,508
Foreign currency (Cost $197,100)	199,451
Unrealized appreciation on forward foreign currency contracts	375,997
Receivables:
Interest	3,010,446
Interest reclaims	58,814
Total Assets	144,809,532
LIABILITIES:
Due to broker	32,697
Unrealized depreciation on forward foreign currency contracts	171,195
Payables:
Investment securities purchased	676,920
Investment advisory fees	99,781
Deferred foreign capital gains tax	4,253
Total Liabilities	984,846
NET ASSETS	$143,824,686
NET ASSETS consist of:
Paid-in capital	$ 179,777,523
Par value	43,500
Accumulated distributable earnings (loss)	(35,996,337)
NET ASSETS	$143,824,686
NET ASSET VALUE, per share	$33.06
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	4,350,002

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statement of Operations
For the Six Months Ended April 30, 2020 (Unaudited)
INVESTMENT INCOME:
Interest	$ 4,772,471
Foreign withholding tax	(127,676)
Total investment income	4,644,795
EXPENSES:
Investment advisory fees	702,307
Total expenses	702,307
NET INVESTMENT INCOME (LOSS)	3,942,488
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(11,016,367)
Forward foreign currency contracts	(222,701)
Foreign currency transactions	(340,881)
Foreign capital gains tax	(781)
Net realized gain (loss)	(11,580,730)
Net change in unrealized appreciation (depreciation) on:
Investments	(21,153,092)
Forward foreign currency contracts	506,072
Foreign currency translation	(244,226)
Deferred foreign capital gains tax	66,557
Net change in unrealized appreciation (depreciation)	(20,824,689)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(32,405,419)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(28,462,931)
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statements of Changes in Net Assets
	Six Months Ended 4/30/2020 (Unaudited)	Year Ended 10/31/2019
OPERATIONS:
Net investment income (loss)	$ 3,942,488	$ 4,796,634
Net realized gain (loss)	(11,580,730)	369,517
Net change in unrealized appreciation (depreciation)	(20,824,689)	4,547,052
Net increase (decrease) in net assets resulting from operations	(28,462,931)	9,713,203
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(4,767,372)	(5,090,947)
Return of capital	—	(345,452)
Total distributions to shareholders	(4,767,372)	(5,436,399)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	73,618,130	87,791,477
Cost of shares redeemed	(44,607,895)	—
Net increase (decrease) in net assets resulting from shareholder transactions	29,010,235	87,791,477
Total increase (decrease) in net assets	(4,220,068)	92,068,281
NET ASSETS:
Beginning of period	148,044,754	55,976,473
End of period	$143,824,686	$148,044,754
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	3,850,002	1,550,002
Shares sold	1,900,000	2,300,000
Shares redeemed	(1,400,000)	—
Shares outstanding, end of period	4,350,002	3,850,002

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Financial Highlights
For a share outstanding throughout each period
	Six Months Ended 4/30/2020 (Unaudited)	Year Ended October 31,				Period Ended 10/31/2015 (a)
		2019	2018	2017	2016
Net asset value, beginning of period	$ 38.45	$ 36.11	$ 41.55	$ 42.32	$ 40.77	$ 50.00
Income from investment operations:
Net investment income (loss)	0.89	2.25	1.80	2.30	1.74	1.94
Net realized and unrealized gain (loss)	(5.24)	2.16	(4.76)	(0.65)	2.09	(9.23)
Total from investment operations	(4.35)	4.41	(2.96)	1.65	3.83	(7.29)
Distributions paid to shareholders from:
Net investment income	(1.04)	(1.94)	(0.79)	(2.42)	(1.56)	—
Return of capital	—	(0.13)	(1.69)	—	(0.72)	(1.94)
Total distributions	(1.04)	(2.07)	(2.48)	(2.42)	(2.28)	(1.94)
Net asset value, end of period	$33.06	$38.45	$36.11	$41.55	$42.32	$40.77
Total return (b)	(11.48)%	12.46%	(7.55)%	4.00%	9.66%	(14.83)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 143,825	$ 148,045	$ 55,976	$ 49,862	$ 14,812	$ 4,077
Ratio of total expenses to average net assets	0.85% (c)	0.85%	0.85% (d)	0.85%	0.85%	0.85% (c)
Ratio of net investment income (loss) to average net assets	4.77% (c)	4.91%	4.63% (d)	4.95%	4.70%	4.36% (c)
Portfolio turnover rate (e)	43%	25%	61%	16%	23%	49%

(a)	Inception date is November 4, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Includes excise tax.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2020 (Unaudited)
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “FEMB” on The Nasdaq Stock Market LLC (“Nasdaq”). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek maximum total return and current income. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in bonds, notes and bills issued or guaranteed by entities incorporated or domiciled in emerging market countries that are denominated in the local currency of the issuer. There can be no assurance the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Corporate bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2020 (Unaudited)
conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer, or economic data relating to the country of issue;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer, or the financial condition of the country of issue;
5)	the credit quality and cash flow of the issuer, or country of issue, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management (for corporate debt only);
11)	the economic, political and social prospects/developments of the country of issue and the assessment of the country’s governmental leaders/officials (for sovereign debt only);
12)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
13)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2020 (Unaudited)
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2020, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
D. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2020 (Unaudited)
gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2019, was as follows:
Distributions paid from:
Ordinary income	$5,090,947
Capital gains	—
Return of capital	345,452
As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(668,856)
Net unrealized appreciation (depreciation)	(2,097,178)
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, 2018, and 2019 remain open to federal and state audit. As of April 30, 2020, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2019, the Fund had non-expiring capital loss carryforwards for federal income tax purposes of $668,856.
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
H. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting Counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
At April 30, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2020 (Unaudited)
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Received	Net Amount
Forward Foreign Currency Contracts*	$ 375,997	$ —	$ 375,997	$ (107,671)	$ —	$ 268,326
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Pledged	Net Amount
Forward Foreign Currency Contracts*	$ (171,195)	$ —	$ (171,195)	$ 107,671	$ —	$ (63,524)
* The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.
I. New Accounting Pronouncement
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. ASU 2017-08 was adopted for these financial statements and did not have a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
The Trust, on behalf of the Fund, and First Trust have retained First Trust Global Portfolios Ltd. (“FTGP” or the “Sub-Advisor”), an affiliate of First Trust, to serve as investment sub-advisor. In this capacity, FTGP is responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio. First Trust is paid an annual unitary management fee of 0.85% of the Fund’s average daily net assets. FTGP receives a sub-advisory fee equal to 40% of any remaining monthly unitary fee paid to the Advisor after the Fund’s average expenses accrued during the most recent twelve months are subtracted from the unitary fee for that month. First Trust is responsible for the expenses of the Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, and extraordinary expenses. First Trust also

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2020 (Unaudited)
provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the six months ended April 30, 2020, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $103,441,344 and $67,077,790, respectively.
For the six months ended April 30, 2020, the Fund had no in-kind transactions.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at April 30, 2020, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 375,997	Unrealized depreciation on forward foreign currency contracts	$ 171,195
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2020, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$(222,701)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	506,072
During the six months ended April 30, 2020, the notional values of forward foreign currency contracts opened and closed were $719,500,154 and $735,132,476, respectively.
6. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). Due to the nature of the Fund’s investments, the Fund’s Creation Units are generally issued and redeemed for cash, although Creation Units may be issued in-kind for securities in which the Fund invests in limited circumstances. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and/or the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease with changes in the Fund’s portfolio. The price for each Creation Unit will equal the daily NAV per share times the number of

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2020 (Unaudited)
shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When Creation Units are issued for cash, the Authorized Participant may also be assessed an amount to cover the cost of purchasing portfolio securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a standard redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and/or the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease with changes in the Fund’s portfolio. When shares are redeemed for cash, the Authorized Participant may also be assessed an amount to cover other costs, including operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to portfolio securities sold in connection with the redemption.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2021.
8. Borrowings
The Trust, on behalf of the Fund, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV have a $410 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to November 25, 2019, the commitment amount was $385 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the six months ended April 30, 2020.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2020 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2020 (Unaudited)
net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. In 2017, the United Kingdom’s Financial Conduct Authority announced that LIBOR will cease to be available for use after 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity;

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2020 (Unaudited)
currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
First Trust Global Portfolios Ltd.
Floor 2
8 Angel Court
London EC2R 7HJ
England
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)

First Trust RiverFront Dynamic Developed International ETF (RFDI)

First Trust RiverFront Dynamic Europe ETF (RFEU)

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)

Semi-Annual Report
For the Six Months Ended
April 30, 2020

First Trust Exchange-Traded Fund III
Semi-Annual Report
April 30, 2020

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or RiverFront Investment Group, LLC (“RiverFront” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
The statistical information that follows may help you understand each Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund III
Semi-Annual Letter from the Chairman and CEO
April 30, 2020
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust RiverFront Dynamic International ETFs (the “Funds”), which contains detailed information about the Funds for the six months ended April 30, 2020.
Just one month ago, I noted in a letter to shareholders that a handful of states were set to open some “nonessential” businesses by early May. As of May 20, 2020, I am pleased to report that all 50 states and U.S. territories have eased some restrictions on businesses and social activity. Keep in mind, however, that the plan does entail governors phasing in the opening of businesses in the coming weeks or potentially months, so I see this news as essentially marking the beginning of the rebuilding process for the U.S. economy. We all need to be aware as well of the possibility of an uptick or even surge in the coronavirus (“COVID-19”) infections as more people venture out of their homes. Prior to the last couple of weeks or so, the stay-at-home mandate severely restricted the movements of close to 315 million Americans, according to The Washington Post. To put this further into perspective, because so many stores have been closed and so many people have been hunkering down at home, retail-store traffic in the U.S. plunged 91.2% year-over-year for the week ended May 16, 2020, according to Bloomberg. Truly amazing!
In this COVID-19 pandemic, there appears to be a notable disconnect between the state of the U.S. economy, which is expected to go from bad to downright terrible between the first quarter and second quarter of the year, and the performance of the stock market, which has been much better than expected. While the data and commentary in this report are technically supposed to run through April 30, 2020, I feel compelled to offer insight that is as up to date as possible. The 2020 peak in the stock market, as measured by the S&P 500® Index (the “Index”), occurred on February 19. That day also marked the all-time high for the Index. From February 19, 2020, through March 23, 2020, the Index declined by 33.92% on a price-only basis (no dividends included), according to Bloomberg. We should note that the Index slid into bear market territory on March 12, 2020. A bear market is defined by a 20% or greater decline in price from its most recent peak. That took just 16 trading days, the quickest plunge into a bear market ever. From March 23, 2020 through May 20, 2020, the Index staged an impressive rebound, posting a price-only gain of 32.82%, according to Bloomberg. As of May 20, 2020, the Index stood just 12.24% below its all-time high set on February 19, 2020. But the game, as they say, is not over. Even though stocks have rebounded significantly from their March lows, 68% of the money managers that participated in the most recent Bank of America global fund manager survey believe that stocks are still in a bear market, according to MarketWatch. What are they likely concerned about? In addition to a dismal economic outlook for the near-term, research from Bespoke Investment Group, an independent research firm, indicates that there have been 25 bear markets since 1928 and 60% of the time the Index declined a second time during the bear market and went on to establish a new low for the period.
With respect to the state of the economy, the Congressional Budget Office announced on May 19, 2020, that it sees real U.S. gross domestic product (“GDP”) declining by an annualized 38% in the second quarter of 2020, reportedly in line with Wall Street economists, according to CNBC. Some estimates are more dire. The GDP estimate from the Atlanta Federal Reserve calls for a 42% plunge. These numbers are so large in scope they are mind-boggling. The Bureau of Economic Analysis is scheduled to release its GDP report on July 30, 2020. Until then, we may continue to have a disconnect between the economy and the markets. Let us hope it is as positive as the one we are currently enjoying.
The U.S. government shut down huge chunks of our economy in order to protect lives and prevent our health care system from being overwhelmed by COVID-19 patients. Our economic woes, in other words, are man-made. The remedies to this pandemic will also likely be man-made. They could come in the form of therapeutics and/or a vaccine. Perhaps more than one vaccine. At this stage of the pandemic fight, we have one message for investors: Stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
The investment objective of First Trust RiverFront Dynamic Asia Pacific ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of Asian Pacific companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such Asian Pacific companies are denominated (each, an “Asian Pacific currency” and, collectively, the “Asian Pacific currencies”). Asian Pacific companies are those companies (i) whose securities are traded principally on a stock exchange in an Asian Pacific country, (ii) that have a primary business office in an Asian Pacific country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, an Asian Pacific country. Asian Pacific countries include the countries located in Asia and the Pacific Islands as well as Australia and New Zealand. The Fund generally focuses its Asian Pacific company investments in Australia, Hong Kong, Japan, New Zealand and/or Singapore. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol “RFAP.”
The Fund utilizes a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of this hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Asian Pacific currencies.
Performance
			Average Annual Total Returns	Cumulative Total Returns
	6 Months Ended 4/30/20	1 Year Ended 4/30/20	Inception (4/13/16) to 4/30/20	Inception (4/13/16) to 4/30/20
Fund Performance
NAV	-14.18%	-11.94%	-1.28%	-5.08%
Market Price	-13.84%	-12.08%	-1.37%	-5.41%
Index Performance
MSCI Pacific Index	-12.22%	-7.44%	4.55%	19.74%
(See Notes to Fund Performance Overview on page 11.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP) (Continued)
Sector Allocation	% of Total Investments
Financials	14.9%
Consumer Discretionary	13.6
Health Care	12.1
Industrials	11.9
Information Technology	10.3
Consumer Staples	9.6
Materials	8.5
Communication Services	8.4
Real Estate	6.9
Utilities	2.5
Energy	1.3
Total	100.0%
Top Ten Holdings	% of Total Investments
CSL Ltd.	2.6%
Toyota Motor Corp.	2.5
Commonwealth Bank of Australia	2.1
AIA Group Ltd.	2.0
Keyence Corp.	2.0
Sony Corp.	1.8
KDDI Corp.	1.7
Tokyo Electron Ltd.	1.6
Recruit Holdings Co., Ltd.	1.4
Daiichi Sankyo Co., Ltd.	1.4
Total	19.1%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through April 30, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 14, 2016 (commencement of trading) through April 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/14/16 – 10/31/16	65	29	12	2
11/1/16 – 10/31/17	127	85	23	0
11/1/17 – 10/31/18	114	22	8	1
11/1/18 – 10/31/19	81	9	2	0
11/1/19 – 4/30/20	31	4	1	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/14/16 – 10/31/16	21	8	2	1
11/1/16 – 10/31/17	16	1	0	0
11/1/17 – 10/31/18	94	12	1	0
11/1/18 – 10/31/19	108	46	5	0
11/1/19 – 4/30/20	54	27	7	0

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Developed International ETF (RFDI)
The investment objective of First Trust RiverFront Dynamic Developed International ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of developed market companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such developed market companies are denominated (each, a “Developed Market currency” and, collectively, the “Developed Market currencies”). Developed market companies are those companies (i) whose securities are traded principally on a stock exchange in a developed market country, (ii) that have a primary business office in a developed market country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a developed market country. Developed market countries currently include the countries comprising the Morgan Stanley Capital International World Index or countries considered to be developed by the World Bank, the International Finance Corporation or the United Nations. Under normal market conditions, the Fund invests in at least three countries and at least 40% of its net assets in countries other than the United States. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol “RFDI.”
The Fund utilizes a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of this hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Developed Market currencies.
Performance
			Average Annual Total Returns	Cumulative Total Returns
	6 Months Ended 4/30/20	1 Year Ended 4/30/20	Inception (4/13/16) to 4/30/20	Inception (4/13/16) to 4/30/20
Fund Performance
NAV	-14.26%	-13.08%	1.37%	5.67%
Market Price	-14.44%	-13.56%	1.23%	5.06%
Index Performance
MSCI EAFE Index	-14.21%	-11.34%	2.69%	11.35%
(See Notes to Fund Performance Overview on page 11.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Developed International ETF (RFDI) (Continued)
Sector Allocation	% of Total Investments
Health Care	16.8%
Financials	12.6
Consumer Staples	12.2
Consumer Discretionary	11.8
Industrials	11.5
Materials	9.5
Information Technology	8.3
Utilities	5.1
Energy	4.9
Communication Services	3.7
Real Estate	3.3
Other *	0.3
Total	100.0%

*	Exchange-traded fund with holdings representing multiple sectors.
Top Ten Holdings	% of Total Investments
Nestle S.A.	2.8%
Roche Holding AG	2.3
Novartis AG	1.7
GlaxoSmithKline PLC	1.2
Novo Nordisk A.S., Class B	1.1
Toyota Motor Corp.	1.1
AstraZeneca PLC	1.0
BP PLC	1.0
L’Oreal S.A.	1.0
AIA Group Ltd.	1.0
Total	14.2%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through April 30, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 14, 2016 (commencement of trading) through April 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/14/16 – 10/31/16	46	70	18	2
11/1/16 – 10/31/17	157	81	7	0
11/1/17 – 10/31/18	158	33	0	0
11/1/18 – 10/31/19	65	2	0	0
11/1/19 – 4/30/20	24	0	0	1
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/14/16 – 10/31/16	4	0	0	0
11/1/16 – 10/31/17	7	0	0	0
11/1/17 – 10/31/18	52	9	0	0
11/1/18 – 10/31/19	171	12	1	0
11/1/19 – 4/30/20	73	23	2	1

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Europe ETF (RFEU)
The investment objective of First Trust RiverFront Dynamic Europe ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of European companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such European companies are denominated (each, a “European currency” and, collectively, the “European currencies”). European companies are those companies (i) whose securities are traded principally on a stock exchange in a European country, (ii) that have a primary business office in a European country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a European country. The Fund considers a European country to be any member country of the European Union or any country included in the FTSE Developed Europe Index or the FTSE Emerging Europe All Cap Index. The Fund generally focuses its European company investments in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and/or the United Kingdom. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol “RFEU.”
The Fund utilizes a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of this hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to European currencies.
Performance
			Average Annual Total Returns	Cumulative Total Returns
	6 Months Ended 4/30/20	1 Year Ended 4/30/20	Inception (4/13/16) to 4/30/20	Inception (4/13/16) to 4/30/20
Fund Performance
NAV	-14.23%	-13.82%	2.63%	11.08%
Market Price	-14.59%	-14.23%	2.51%	10.55%
Index Performance
MSCI Europe Index	-15.47%	-13.58%	1.73%	7.21%
(See Notes to Fund Performance Overview on page 11.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Europe ETF (RFEU) (Continued)
Sector Allocation	% of Total Investments
Health Care	18.4%
Consumer Staples	16.0
Industrials	13.0
Consumer Discretionary	11.5
Financials	9.4
Materials	9.0
Information Technology	7.7
Utilities	6.3
Energy	5.5
Communication Services	1.8
Real Estate	1.4
Total	100.0%
Top Ten Holdings	% of Total Investments
Nestle S.A.	4.6%
Roche Holding AG	3.8
Novartis AG	2.8
Novo Nordisk A.S., Class B	2.1
GlaxoSmithKline PLC	1.9
BP PLC	1.6
L’Oreal S.A.	1.5
Unilever N.V.	1.5
Enel S.p.A.	1.4
Iberdrola S.A.	1.4
Total	22.6%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through April 30, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 14, 2016 (commencement of trading) through April 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/14/16 – 10/31/16	39	35	2	0
11/1/16 – 10/31/17	134	103	8	0
11/1/17 – 10/31/18	146	10	0	0
11/1/18 – 10/31/19	33	4	0	0
11/1/19 – 4/30/20	25	1	1	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/14/16 – 10/31/16	56	8	0	0
11/1/16 – 10/31/17	7	0	0	0
11/1/17 – 10/31/18	92	4	0	0
11/1/18 – 10/31/19	206	7	1	0
11/1/19 – 4/30/20	85	9	2	1

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
The investment objective of First Trust RiverFront Dynamic Emerging Markets ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of emerging market companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such emerging market companies are denominated (each, an “Emerging Market currency” and, collectively, the “Emerging Market currencies”). The Fund considers an emerging market company to be one (i) domiciled or with a principal place of business or primary securities trading market in an emerging market country, or (ii) that derives a substantial portion of its total revenues or profits from emerging market countries. The Fund considers an emerging market country to be any country whose issuers are included in the Morgan Stanley Capital International Emerging Markets Index and/or those countries considered to be developing by the World Bank, the International Finance Corporation or the United Nations. The Fund generally focuses its emerging market company investments in Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Nigeria, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and/or the United Arab Emirates. Shares of the Fund are listed on The Nasdaq Stock Exchange LLC under the ticker symbol “RFEM.”
The Fund utilizes a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of this hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Emerging Market currencies.
Performance
			Average Annual Total Returns	Cumulative Total Returns
	6 Months Ended 4/30/20	1 Year Ended 4/30/20	Inception (6/14/16) to 4/30/20	Inception (6/14/16) to 4/30/20
Fund Performance
NAV	-12.39%	-14.03%	4.34%	17.90%
Market Price	-13.05%	-15.48%	3.94%	16.15%
Index Performance
MSCI Emerging Markets Index	-10.50%	-12.00%	6.22%	26.35%
(See Notes to Fund Performance Overview on page 11.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM) (Continued)
Sector Allocation	% of Total Investments
Information Technology	17.6%
Financials	16.4
Consumer Discretionary	16.4
Communication Services	14.2
Materials	8.5
Energy	6.9
Consumer Staples	5.4
Industrials	4.7
Real Estate	4.5
Utilities	2.6
Other*	1.7
Health Care	1.1
Total	100.0%

*	Exchange-traded fund with holdings representing multiple sectors.
Top Ten Holdings	% of Total Investments
Alibaba Group Holding Ltd., ADR	7.6%
Tencent Holdings Ltd.	7.0
Taiwan Semiconductor Manufacturing Co., Ltd.	5.8
Samsung Electronics Co., Ltd.	4.3
iShares Core MSCI Emerging Markets ETF	1.7
China Construction Bank Corp., Class H	1.6
Naspers Ltd., Class N	1.4
Ping An Insurance Group Co. of China Ltd., Class H	1.3
Infosys Ltd.	1.3
NetEase, Inc., ADR	1.1
Total	33.1%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through April 30, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 15, 2016 (commencement of trading) through April 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
6/15/16 – 10/31/16	31	40	16	1
11/1/16 – 10/31/17	130	87	8	0
11/1/17 – 10/31/18	94	66	6	0
11/1/18 – 10/31/19	80	12	2	0
11/1/19 – 4/30/20	11	3	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
6/15/16 – 10/31/16	7	2	0	0
11/1/16 – 10/31/17	25	1	1	0
11/1/17 – 10/31/18	53	28	5	0
11/1/18 – 10/31/19	100	54	2	1
11/1/19 – 4/30/20	50	40	15	5

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Management
First Trust Exchange-Traded Fund III
First Trust RiverFront Dynamic International ETFs
April 30, 2020 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) serves as the investment advisor to the First Trust RiverFront Dynamic Asia Pacific ETF (“RFAP”), the First Trust RiverFront Dynamic Developed International ETF (“RFDI”), the First Trust RiverFront Dynamic Europe ETF (“RFEU”) and the First Trust RiverFront Dynamic Emerging Markets ETF (“RFEM”) (each a “Fund” and collectively, the “Funds”). First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.
Sub-Advisor
RiverFront Investment Group, LLC
RiverFront Investment Group, LLC is an SEC-registered investment advisor located in Richmond, Virginia. It is majority owned by its employees, and Baird Financial Corporation is a minority owner of RiverFront Investment Holding Group, LLC. The firm provides asset management services to a series of global tactical asset allocation portfolios and registered investment companies, including mutual funds and exchange-traded products.
Portfolio Management Team
Adam Grossman, CFA – Global Equity Chief Investment Officer
Rob Glownia, CFA, CFP – Senior Portfolio Manager
Chris Konstantinos, CFA – Chief Investment Strategist and Director of International Equity

First Trust Exchange-Traded Fund III
Understanding Your Fund Expenses
April 30, 2020 (Unaudited)
As a shareholder of First Trust RiverFront Dynamic Asia Pacific ETF, First Trust RiverFront Dynamic Developed International ETF, First Trust RiverFront Dynamic Europe ETF or First Trust RiverFront Dynamic Emerging Markets ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs (in U.S. dollars) of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2020.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
Actual	$1,000.00	$858.20	0.83%	$3.83
Hypothetical (5% return before expenses)	$1,000.00	$1,020.74	0.83%	$4.17
First Trust RiverFront Dynamic Developed International ETF (RFDI)
Actual	$1,000.00	$857.40	0.83%	$3.83
Hypothetical (5% return before expenses)	$1,000.00	$1,020.74	0.83%	$4.17
First Trust RiverFront Dynamic Europe ETF (RFEU)
Actual	$1,000.00	$857.70	0.83%	$3.83
Hypothetical (5% return before expenses)	$1,000.00	$1,020.74	0.83%	$4.17
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Actual	$1,000.00	$876.10	0.95%	$4.43
Hypothetical (5% return before expenses)	$1,000.00	$1,020.14	0.95%	$4.77

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (November 1, 2019 through April 30, 2020), multiplied by 182/366 (to reflect the six-month period).

First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
Portfolio of Investments
April 30, 2020 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) – 96.6%
	Australia – 18.6%
52,748	Alumina Ltd. (b)	$58,511
4,642	Aristocrat Leisure Ltd. (b)	76,128
9,908	Australia & New Zealand Banking Group Ltd. (b)	107,625
6,911	BHP Group Ltd. (b)	141,083
8,665	BlueScope Steel Ltd. (b)	56,555
6,650	Coca-Cola Amatil Ltd. (b)	37,025
5,587	Commonwealth Bank of Australia (b)	225,695
1,413	CSL Ltd. (b)	281,650
13,861	Fortescue Metals Group Ltd. (b)	105,929
787	Macquarie Group Ltd. (b)	52,133
9,588	National Australia Bank Ltd. (b)	105,060
19,532	Qantas Airways Ltd. (b)	48,511
1,626	Ramsay Health Care Ltd. (b)	66,034
938	REA Group Ltd. (b)	53,671
918	Rio Tinto Ltd. (b)	51,740
20,563	Santos Ltd. (b)	65,386
18,336	Tabcorp Holdings Ltd. (b)	38,228
6,632	Transurban Group (b)	59,123
5,118	Wesfarmers Ltd. (b)	124,314
13,511	Westpac Banking Corp. (b)	140,570
5,210	Woodside Petroleum Ltd. (b)	74,603
3,900	Woolworths Group Ltd. (b)	90,254
		2,059,828
	Cayman Islands – 2.6%
10,236	CK Hutchison Holdings Ltd. (b)	75,871
1,250	Tencent Holdings Ltd. (b)	65,712
21,971	Tingyi Cayman Islands Holding Corp. (b)	39,001
58,386	WH Group Ltd. (b) (c) (d)	55,686
43,333	Xinyi Glass Holdings Ltd. (b)	50,186
		286,456
	Hong Kong – 4.3%
23,556	AIA Group Ltd. (b)	216,192
26,269	Cathay Pacific Airways Ltd. (b)	31,243
44,690	Hong Kong & China Gas Co., Ltd. (b)	80,093
4,092	Sun Hung Kai Properties Ltd. (b)	55,953
5,868	Swire Pacific Ltd., Class A (b)	38,161
7,793	Vitasoy International Holdings Ltd. (b)	27,794
17,105	Wharf Holdings (The) Ltd. (b)	32,402
		481,838
	Japan – 66.0%
18,800	Acom Co., Ltd. (b)	75,956
1,800	Advantest Corp. (b)	87,339
2,800	Ajinomoto Co., Inc. (b)	49,870
1,300	Amano Corp. (b)	26,691
1,780	Aozora Bank Ltd. (b)	31,677
6,900	Astellas Pharma, Inc. (b)	114,120
2,400	Benesse Holdings, Inc. (b)	68,346
3,400	Brother Industries Ltd. (b)	57,625
Shares	Description	Value

	Japan (Continued)
2,600	Canon, Inc. (b)	$54,691
1,300	Capcom Co., Ltd. (b)	39,848
600	Central Japan Railway Co. (b)	94,413
6,400	Chubu Electric Power Co., Inc. (b)	86,553
1,100	Chugai Pharmaceutical Co., Ltd. (b)	131,122
2,200	Daiichi Sankyo Co., Ltd. (b)	151,231
700	Daikin Industries Ltd. (b)	89,832
3,800	Daiwa House Industry Co., Ltd. (b)	96,293
300	Disco Corp. (b)	66,994
800	East Japan Railway Co. (b)	58,416
300	FANUC Corp. (b)	48,964
4,500	Haseko Corp. (b)	48,855
1,300	Hitachi Chemical Co., Ltd. (b)	55,765
1,400	Hitachi Ltd. (b)	41,551
4,200	Hokuhoku Financial Group, Inc. (b)	34,126
1,400	Honda Motor Co., Ltd. (b)	33,998
700	Hoya Corp. (b)	63,835
6,100	ITOCHU Corp. (b)	119,591
1,800	Jaccs Co., Ltd. (b)	29,882
6,500	Japan Post Holdings Co., Ltd. (b)	51,993
2,800	Japan Tobacco, Inc. (b)	52,145
3,800	Kajima Corp. (b)	39,485
2,700	Kakaku.com, Inc. (b)	55,094
1,100	Kaken Pharmaceutical Co., Ltd. (b)	60,546
1,600	Kao Corp. (b)	123,386
3,800	Kawasaki Kisen Kaisha Ltd. (b) (e)	37,385
6,500	KDDI Corp. (b)	188,268
600	Keyence Corp. (b)	214,207
1,500	Lawson, Inc. (b)	77,969
800	MEIJI Holdings Co., Ltd. (b)	55,563
13,800	Mitsubishi Chemical Holdings Corp. (b)	78,434
1,900	Mitsubishi Corp. (b)	40,295
4,700	Mitsubishi Electric Corp. (b)	57,832
2,800	Mitsubishi Estate Co., Ltd. (b)	45,299
15,500	Mitsubishi UFJ Financial Group, Inc. (b)	62,620
9,800	Mitsubishi UFJ Lease & Finance Co., Ltd. (b)	46,795
4,200	Mitsui & Co., Ltd. (b)	58,625
1,600	Mitsui Chemicals, Inc. (b)	31,413
4,900	Mitsui Fudosan Co., Ltd. (b)	90,096
2,700	MS&AD Insurance Group Holdings, Inc. (b)	77,787
2,300	Murata Manufacturing Co., Ltd. (b)	129,598
2,400	Nichirei Corp. (b)	60,038
100	Nintendo Co., Ltd. (b)	41,292

See Notes to Financial Statements

First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Japan (Continued)
2,200	Nippon Paper Industries Co., Ltd. (b)	$31,417
5,200	Nippon Telegraph & Telephone Corp. (b)	118,423
1,600	Nissan Chemical Corp. (b)	61,390
3,600	Nomura Research Institute Ltd. (b)	88,132
5,000	NTT DOCOMO, Inc. (b)	147,356
5,800	Obayashi Corp. (b)	50,695
10,400	Oji Holdings Corp. (b)	52,806
4,700	Olympus Corp. (b)	74,574
4,000	Ono Pharmaceutical Co., Ltd. (b)	96,369
6,300	Onward Holdings Co., Ltd. (b)	19,711
500	Oriental Land Co., Ltd. (b)	63,223
6,900	ORIX Corp. (b)	81,196
4,700	Pan Pacific International Holdings Corp. (b)	91,056
12,900	Panasonic Corp. (b)	98,337
7,600	Rakuten, Inc. (b)	64,442
5,400	Recruit Holdings Co., Ltd. (b)	157,525
1,600	Sankyo Co., Ltd. (b)	43,930
1,700	Sapporo Holdings Ltd. (b)	32,362
2,900	Seino Holdings Co., Ltd. (b)	34,525
3,300	Seven & i Holdings Co., Ltd. (b)	109,286
2,300	Shimachu Co., Ltd. (b)	57,440
800	Shin-Etsu Chemical Co., Ltd. (b)	88,242
1,300	Shionogi & Co., Ltd. (b)	71,796
200	SMC Corp. (b)	90,405
8,800	Softbank Corp. (b)	119,838
2,000	SoftBank Group Corp. (b)	85,725
16,700	Sojitz Corp. (b)	38,649
3,100	Sony Corp. (b)	199,498
4,600	SUMCO Corp. (b)	65,491
2,000	Sumitomo Forestry Co., Ltd. (b)	24,708
1,700	Sumitomo Heavy Industries Ltd. (b)	35,826
4,000	Sumitomo Mitsui Financial Group, Inc. (b)	105,189
2,800	Sumitomo Realty & Development Co., Ltd. (b)	74,991
1,400	Suntory Beverage & Food Ltd. (b)	52,722
2,300	Suzuki Motor Corp. (b)	73,405
1,900	Takeda Pharmaceutical Co., Ltd. (b)	68,517
1,700	Terumo Corp. (b)	56,410
7,000	Toda Corp. (b)	40,664
6,700	Tohoku Electric Power Co., Inc. (b)	63,060
3,300	Tokai Rika Co., Ltd. (b)	42,041
1,400	Tokuyama Corp. (b)	29,540
12,300	Tokyo Electric Power Co., Holdings, Inc. (b) (e)	41,406
800	Tokyo Electron Ltd. (b)	170,385
2,300	Tokyo Seimitsu Co., Ltd. (b)	74,398
Shares	Description	Value

	Japan (Continued)
19,500	Tokyu Fudosan Holdings Corp. (b)	$95,398
4,400	Toyota Motor Corp. (b)	272,038
3,800	Zeon Corp. (b)	33,296
		7,321,582
	New Zealand – 1.5%
6,378	a2 Milk Co., Ltd. (b) (e)	75,911
5,441	Fisher & Paykel Healthcare Corp., Ltd. (b)	90,901
		166,812
	Singapore – 2.6%
8,600	DBS Group Holdings Ltd. (b)	121,080
9,400	Singapore Exchange Ltd. (b)	64,100
4,200	Venture Corp Ltd. (b)	46,938
22,100	Wilmar International Ltd. (b)	55,654
		287,772
	United States – 1.0%
892	Ball Corp.	58,506
1,208	Coca-Cola (The) Co.	55,435
		113,941
	Total Common Stocks	10,718,229
	(Cost $11,565,243)
REAL ESTATE INVESTMENT TRUSTS (a) – 2.0%
	Australia – 1.2%
7,337	Charter Hall Group (b)	36,256
11,216	Goodman Group (b)	95,529
		131,785
	Hong Kong – 0.4%
4,894	Link REIT (b)	43,626
	Singapore – 0.4%
38,000	Mapletree Logistics Trust (b)	48,136
	Total Real Estate Investment Trusts	223,547
	(Cost $228,312)
RIGHTS (a) – 0.0%
	Australia – 0.0%
3,285	Oil Search Ltd., expiring 6/9/20 (b) (e) (f)	2,034
	(Cost $0)
	Total Investments – 98.6%	10,943,810
	(Cost $11,793,555) (g)
	Net Other Assets and Liabilities – 1.4%	159,025
	Net Assets – 100.0%	$11,102,835

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

See Notes to Financial Statements

First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At April 30, 2020, securities noted as such are valued at $10,829,869 or 97.5% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	Non-income producing security.
(f)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(g)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $793,541 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,643,286. The net unrealized depreciation was $849,745.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 4/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
United States	$ 113,941	$ 113,941	$ —	$ —
Other Country Categories*	10,604,288	—	10,604,288	—
Real Estate Investment Trusts*	223,547	—	223,547	—
Rights*	2,034	—	2,034	—
Total Investments	$ 10,943,810	$ 113,941	$ 10,829,869	$—

*	See Portfolio of Investments for country breakout.

Currency Exposure Diversification	% of Total Investments
Japanese Yen	66.9%
Australian Dollar	20.1
Hong Kong Dollar	7.4
Singapore Dollar	3.1
New Zealand Dollar	1.5
United States Dollar	1.0
Total	100.0%

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments
April 30, 2020 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) – 96.8%
	Australia – 6.0%
579,200	Alumina Ltd. (b)	$642,479
19,558	Aristocrat Leisure Ltd. (b)	320,747
52,287	Australia & New Zealand Banking Group Ltd. (b)	567,966
36,503	BHP Group Ltd. (b)	745,184
93,542	BlueScope Steel Ltd. (b)	610,536
35,104	Coca-Cola Amatil Ltd. (b)	195,445
5,045	Commonwealth Bank of Australia (b)	203,800
4,283	CSL Ltd. (b)	853,719
142,913	Fortescue Metals Group Ltd. (b)	1,092,177
4,144	Macquarie Group Ltd. (b)	274,511
13,010	Perpetual Ltd. (b)	252,896
217,134	Qantas Airways Ltd. (b)	539,286
4,832	Rio Tinto Ltd. (b)	272,337
35,096	Transurban Group (b)	312,873
23,683	Wesfarmers Ltd. (b)	575,247
59,097	Westpac Banking Corp. (b)	614,854
27,538	Woodside Petroleum Ltd. (b)	394,323
20,577	Woolworths Group Ltd. (b)	476,191
		8,944,571
	Austria – 1.2%
39,334	EVN AG (b)	614,638
12,480	OMV AG (b)	407,495
9,388	Verbund AG (b)	425,067
21,352	Wienerberger AG (b)	399,909
		1,847,109
	Belgium – 0.6%
5,655	Anheuser-Busch InBev S.A./N.V. (b)	263,354
7,837	UCB S.A. (b)	718,175
		981,529
	Cayman Islands – 0.8%
55,714	CK Hutchison Holdings Ltd. (b)	412,962
5,180	Tencent Holdings Ltd. (b)	272,310
116,314	Tingyi Cayman Islands Holding Corp. (b)	206,469
306,938	WH Group Ltd. (b) (c) (d)	292,743
		1,184,484
	Denmark – 3.0%
4,731	Carlsberg A.S., Class B (b)	596,830
26,361	Novo Nordisk A.S., Class B (b)	1,681,569
18,867	Novozymes A.S., Class B (b)	925,552
7,490	Orsted A.S. (b) (c) (d)	756,568
17,771	Tryg A.S. (b)	473,949
		4,434,468
	Finland – 0.9%
51,879	Stora Enso OYJ, Class R (b)	610,334
24,890	UPM-Kymmene OYJ (b)	682,613
		1,292,947
Shares	Description	Value

	France – 7.9%
2,962	Air Liquide S.A. (b)	$376,335
1,012	Christian Dior SE (b)	393,773
7,263	Danone S.A. (b)	506,210
4,946	Dassault Systemes SE (b)	724,443
2,103	Kering S.A. (b)	1,069,806
4,878	L’Oreal S.A. (b)	1,418,236
2,397	LVMH Moet Hennessy Louis Vuitton SE (b)	926,663
4,959	Pernod Ricard S.A. (b)	757,218
32,437	Peugeot S.A. (b)	459,815
13,266	Sanofi (b)	1,295,740
3,464	Sartorius Stedim Biotech (b)	830,575
5,031	Schneider Electric SE (b)	464,927
28,603	TOTAL S.A. (b)	1,015,189
6,989	Ubisoft Entertainment S.A. (b) (e)	519,855
35,282	Veolia Environnement S.A. (b)	752,158
3,443	Vinci S.A. (b)	282,058
		11,793,001
	Germany – 6.1%
3,872	adidas AG (b)	886,427
45,469	AIXTRON SE (b) (e)	422,576
4,177	Allianz SE (b)	768,699
6,499	Bayer AG (b)	427,435
20,037	Evonik Industries AG (b)	492,919
10,704	HeidelbergCement AG (b)	507,489
2,436	MTU Aero Engines AG (b)	331,724
3,905	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (b)	855,291
26,604	Salzgitter AG (b)	355,436
6,214	SAP SE (b)	740,133
2,851	Sartorius AG (Preference Shares) (b)	800,964
90,334	Schaeffler AG (Preference Shares) (b)	609,974
26,620	TAG Immobilien AG (b)	583,076
3,506	Volkswagen AG (b)	518,341
5,536	Volkswagen AG (Preference Shares) (b)	770,231
		9,070,715
	Hong Kong – 1.9%
154,486	AIA Group Ltd. (b)	1,417,837
234,334	Hong Kong & China Gas Co., Ltd. (b)	419,973
7,715	Hong Kong Exchanges & Clearing Ltd. (b)	247,360
20,679	Sun Hung Kai Properties Ltd. (b)	282,761
31,310	Swire Pacific Ltd., Class A (b)	203,614
46,938	Wheelock & Co., Ltd. (b)	344,008
		2,915,553

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Ireland – 0.5%
14,446	Kingspan Group PLC	$736,125
	Italy – 2.7%
315,494	A2A S.p.A. (b)	430,084
184,641	Enel S.p.A. (b)	1,261,182
74,089	Eni S.p.A. (b)	705,797
62,615	Mediobanca Banca di Credito Finanziario S.p.A. (b)	364,013
20,729	Recordati S.p.A. (b)	902,700
107,952	Unipol Gruppo S.p.A. (b)	372,477
		4,036,253
	Japan – 23.5%
16,400	Aeon Mall Co., Ltd. (b)	206,159
36,900	Astellas Pharma, Inc. (b)	610,295
8,200	Bridgestone Corp. (b)	255,244
17,800	Brother Industries Ltd. (b)	301,683
14,300	Canon, Inc. (b)	300,802
28,700	Capcom Co., Ltd. (b)	879,725
2,900	Central Japan Railway Co. (b)	456,328
10,300	Chugai Pharmaceutical Co., Ltd. (b)	1,227,778
34,000	Dai-ichi Life Holdings, Inc. (b)	426,096
17,400	Daiichi Sankyo Co., Ltd. (b)	1,196,098
2,900	Daikin Industries Ltd. (b)	372,160
15,000	Daiwa House Industry Co., Ltd. (b)	380,105
2,400	Disco Corp. (b)	535,954
20,900	DMG Mori Co., Ltd. (b)	213,696
2,900	East Japan Railway Co. (b)	211,758
23,500	Haseko Corp. (b)	255,130
10,100	Hoshizaki Corp. (b)	769,689
2,900	Hoya Corp. (b)	264,461
54,800	ITOCHU Corp. (b)	1,074,360
14,500	Japan Tobacco, Inc. (b)	270,034
48,800	JSR Corp. (b)	917,979
5,200	Kaken Pharmaceutical Co., Ltd. (b)	286,216
2,900	Kao Corp. (b)	223,637
31,100	KDDI Corp. (b)	900,790
2,900	Keyence Corp. (b)	1,035,335
19,600	Kobe Bussan Co., Ltd. (b)	946,856
32,800	Kyowa Kirin Co., Ltd. (b)	761,277
5,300	Lawson, Inc. (b)	275,492
2,900	MEIJI Holdings Co., Ltd. (b)	201,416
54,700	Mitsubishi Chemical Holdings Corp. (b)	310,893
9,500	Mitsubishi Corp. (b)	201,476
24,100	Mitsubishi Electric Corp. (b)	296,542
14,900	Mitsubishi Estate Co., Ltd. (b)	241,054
10,600	Mitsubishi Heavy Industries Ltd. (b)	271,823
21,200	Mitsui & Co., Ltd. (b)	295,917
10,900	Mitsui Fudosan Co., Ltd. (b)	200,418
14,700	MS&AD Insurance Group Holdings, Inc. (b)	423,508
Shares	Description	Value

	Japan (Continued)
12,400	Murata Manufacturing Co., Ltd. (b)	$698,703
25,900	NEC Corp. (b)	993,908
21,100	Nexon Co., Ltd. (b)	340,680
27,300	Nippon Telegraph & Telephone Corp. (b)	621,720
39,500	Nomura Research Institute Ltd. (b)	967,000
15,100	NSD Co., Ltd. (b)	213,821
25,700	NTT DOCOMO, Inc. (b)	757,410
31,100	Obayashi Corp. (b)	271,833
55,700	Oji Holdings Corp. (b)	282,816
36,900	Ono Pharmaceutical Co., Ltd. (b)	889,006
2,900	Oriental Land Co., Ltd. (b)	366,691
36,000	ORIX Corp. (b)	423,630
24,900	Pan Pacific International Holdings Corp. (b)	482,405
50,600	Panasonic Corp. (b)	385,723
40,800	Recruit Holdings Co., Ltd. (b)	1,190,185
8,700	Sankyo Co., Ltd. (b)	238,872
15,800	Seven & i Holdings Co., Ltd. (b)	523,249
11,200	Shimachu Co., Ltd. (b)	279,708
12,700	Shin-Etsu Chemical Co., Ltd. (b)	1,400,836
1,100	SMC Corp. (b)	497,225
88,300	Sojitz Corp. (b)	204,356
15,100	Sony Corp. (b)	971,747
21,200	Sumitomo Mitsui Financial Group, Inc. (b)	557,501
8,400	Suntory Beverage & Food Ltd. (b)	316,330
2	Takeda Pharmaceutical Co., Ltd., ADR	36
9,000	Terumo Corp. (b)	298,644
16,400	Tokai Rika Co., Ltd. (b)	208,929
63,900	Tokyo Electric Power Co., Holdings, Inc. (b) (e)	215,107
2,900	Tokyo Electron Ltd. (b)	617,645
53,400	Tokyu Fudosan Holdings Corp. (b)	261,245
26,300	Toyota Motor Corp. (b)	1,626,047
		35,101,192
	Jersey – 1.3%
506,309	Glencore PLC (b)	948,540
237,258	Man Group PLC (b)	397,504
74,000	WPP PLC (b)	574,175
		1,920,219
	Netherlands – 3.4%
1,005	Adyen N.V. (c) (d) (e)	992,518
3,391	ASML Holding N.V. (b)	990,462
13,693	Koninklijke Philips N.V. (b)	596,912
10,258	Randstad N.V. (b)	412,839
49,246	TomTom N.V. (b)	387,739
20,307	Unilever N.V. (b)	1,011,275

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Netherlands (Continued)
10,281	Wolters Kluwer N.V.	$756,203
		5,147,948
	New Zealand – 0.3%
33,802	a2 Milk Co., Ltd. (b) (e)	402,309
	Norway – 1.3%
44,258	DNB ASA (b)	535,872
55,361	Equinor ASA (b)	766,574
35,688	Gjensidige Forsikring ASA (b)	629,708
		1,932,154
	Singapore – 1.3%
39,500	DBS Group Holdings Ltd. (b)	556,125
41,900	Oversea-Chinese Banking Corp., Ltd. (b)	267,335
49,800	Singapore Exchange Ltd. (b)	339,591
16,000	United Overseas Bank Ltd. (b)	228,626
21,100	Venture Corp Ltd. (b)	235,807
116,700	Wilmar International Ltd. (b)	293,884
		1,921,368
	Spain – 2.9%
213,028	Banco Bilbao Vizcaya Argentaria S.A. (b)	696,342
211,573	Banco Santander S.A. (b)	472,737
57,908	EDP Renovaveis S.A. (b)	709,967
73,613	Ence Energia y Celulosa S.A. (b)	236,583
125,611	Iberdrola S.A. (b)	1,249,551
41,002	Industria de Diseno Textil S.A. (b)	1,050,160
		4,415,340
	Sweden – 5.5%
24,856	Atlas Copco AB, Class A (b)	856,649
23,002	Atlas Copco AB, Class B (b)	711,495
36,291	Hennes & Mauritz AB, Class B (b)	496,084
16,116	Investor AB, Class B (b)	800,936
23,157	Lundin Energy AB (b)	595,808
81,112	Skandinaviska Enskilda Banken AB, Class A (b)	667,751
87,991	Svenska Handelsbanken AB, Class A (b) (e)	803,124
58,069	Swedbank AB, Class A (b)	687,197
16,605	Swedish Match AB (b)	1,026,131
46,037	Volvo AB, Class A (b)	588,505
73,268	Volvo AB, Class B (b)	938,898
		8,172,578
	Switzerland – 9.4%
18,634	Coca-Cola HBC AG (b)	472,162
11,994	Logitech International S.A. (b)	577,670
39,396	Nestle S.A. (b)	4,172,432
29,768	Novartis AG (b)	2,540,356
833	Partners Group Holding AG (b)	656,438
Shares	Description	Value

	Switzerland (Continued)
9,972	Roche Holding AG (b)	$3,453,277
1,750	Roche Holding AG (b)	607,785
3,979	Sonova Holding AG (b)	718,662
4,571	Temenos AG (b)	592,317
848	Zurich Insurance Group AG (b)	268,862
		14,059,961
	United Kingdom – 16.3%
48,750	3i Group PLC (b)	478,913
25,777	Ashtead Group PLC (b)	704,105
14,623	AstraZeneca PLC (b)	1,529,450
99,942	Barratt Developments PLC (b)	651,558
14,645	Bellway PLC (b)	490,042
10,216	BHP Group PLC (b)	171,475
381,785	BP PLC (b)	1,504,392
18,464	British American Tobacco PLC (b)	711,681
400,994	Cairn Energy PLC (b) (e)	564,979
27,049	Compass Group PLC (b)	455,165
28,455	Diageo PLC (b)	979,701
94,869	Evraz PLC (b)	314,378
8,070	Games Workshop Group PLC (b)	610,775
82,212	GlaxoSmithKline PLC (b)	1,715,156
24,414	Hargreaves Lansdown PLC (b)	441,759
18,953	Hikma Pharmaceuticals PLC (b)	564,497
99,894	Howden Joinery Group PLC (b)	658,722
123,273	HSBC Holdings PLC (b)	633,619
83,042	Inchcape PLC (b)	523,089
273,797	Legal & General Group PLC (b)	703,932
34,640	Mondi PLC (b)	611,719
103,520	Pagegroup PLC (b)	489,956
22,570	Persimmon PLC (b)	625,330
3,887	Reckitt Benckiser Group PLC (b)	323,786
90,296	Redrow PLC (b)	524,648
60,436	RELX PLC (b)	1,363,545
82,753	Rightmove PLC (b)	517,408
23,061	Rio Tinto PLC (b)	1,070,461
43,901	Royal Dutch Shell PLC, Class A (b)	722,798
35,599	Royal Dutch Shell PLC, Class B (b)	569,892
83,902	Sage Group (The) PLC (b)	674,782
23,306	Severn Trent PLC (b)	699,356
221,344	Spirent Communications PLC (b)	669,560
20,939	Unilever PLC (b)	1,078,195
		24,348,824
	Total Common Stocks	144,658,648
	(Cost $156,312,002)
REAL ESTATE INVESTMENT TRUSTS (a) – 1.5%
	Australia – 0.4%
108,430	Dexus (b)	643,676
	Belgium – 0.5%
28,373	Warehouses De Pauw CVA (b)	778,373

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (a) (Continued)
	Hong Kong – 0.2%
25,377	Link REIT (b)	$226,217
	Singapore – 0.4%
394,300	Mapletree Commercial Trust (b)	542,944
	Total Real Estate Investment Trusts	2,191,210
	(Cost $2,285,886)
EXCHANGE-TRADED FUNDS (a) – 0.3%
	United States – 0.3%
8,200	iShares Core MSCI EAFE ETF	434,846
	(Cost $521,014)
	Total Investments – 98.6%	147,284,704
	(Cost $159,118,902) (f)
	Net Other Assets and Liabilities – 1.4%	2,134,837
	Net Assets – 100.0%	$149,419,541

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At April 30, 2020, securities noted as such are valued at $144,364,976 or 96.6% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	Non-income producing security.
(f)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $11,640,917 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $23,475,115. The net unrealized depreciation was $11,834,198.

ADR	American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 4/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Ireland	$ 736,125	$ 736,125	$ —	$ —
Japan	35,101,192	36	35,101,156	—
Netherlands	5,147,948	1,748,721	3,399,227	—
Other Country Categories*	103,673,383	—	103,673,383	—
Real Estate Investment Trusts*	2,191,210	—	2,191,210	—
Exchange-Traded Funds*	434,846	434,846	—	—
Total Investments	$ 147,284,704	$ 2,919,728	$ 144,364,976	$—

*	See Portfolio of Investments for country breakout.

Currency Exposure Diversification	% of Total Investments
Euro	27.2%
Japanese Yen	23.8
British Pound Sterling	18.2
Swiss Franc	9.2
Australian Dollar	6.5
Swedish Krona	5.6
Danish Krone	3.0
Hong Kong Dollar	2.9
Singapore Dollar	1.7
Norwegian Krone	1.3
United States Dollar	0.3
New Zealand Dollar	0.3
Total	100.0%

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments
April 30, 2020 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) – 97.8%
	Australia – 0.6%
2,781	Rio Tinto Ltd. (b)	$156,740
	Austria – 1.3%
3,749	OMV AG (b)	122,412
2,826	Verbund AG (b)	127,955
6,423	Wienerberger AG (b)	120,298
		370,665
	Belgium – 1.3%
4,189	Bekaert S.A. (b)	88,559
546	Sofina S.A. (b)	128,591
1,479	UCB S.A. (b)	135,534
		352,684
	Denmark – 5.6%
1,428	Carlsberg A.S., Class B (b)	180,146
934	Genmab A.S. (b) (c)	224,519
9,030	Novo Nordisk A.S., Class B (b)	576,024
4,036	Novozymes A.S., Class B (b)	197,993
2,249	Orsted A.S. (b) (d) (e)	227,173
5,345	Tryg A.S. (b)	142,550
		1,548,405
	Finland – 2.3%
4,056	Kone OYJ, Class B (b)	245,608
15,589	Stora Enso OYJ, Class R (b)	183,398
7,487	UPM-Kymmene OYJ (b)	205,332
		634,338
	France – 13.0%
887	Air Liquide S.A. (b)	112,697
2,031	Arkema S.A. (b)	169,046
302	Christian Dior SE (b)	117,509
2,183	Danone S.A. (b)	152,149
1,490	Dassault Systemes SE (b)	218,241
628	Kering S.A. (b)	319,467
1,464	L’Oreal S.A. (b)	425,645
719	LVMH Moet Hennessy Louis Vuitton SE (b)	277,960
19,799	Orange S.A. (b)	240,539
1,491	Pernod Ricard S.A. (b)	227,669
2,448	Sanofi (b)	239,105
1,042	Sartorius Stedim Biotech (b)	249,844
1,510	Schneider Electric SE (b)	139,543
2,079	Sodexo S.A. (b)	166,207
4,286	TOTAL S.A. (b)	152,120
2,107	Ubisoft Entertainment S.A. (b) (c)	156,723
7,723	Veolia Environnement S.A. (b)	164,643
1,037	Vinci S.A. (b)	84,953
		3,614,060
	Germany – 8.9%
1,165	adidas AG (b)	266,706
748	Allianz SE (b)	137,656
1,958	Bayer AG (b)	128,776
Shares	Description	Value

	Germany (Continued)
5,930	Deutsche Telekom AG (b)	$86,694
3,224	HeidelbergCement AG (b)	152,854
2,355	Henkel AG & Co., KGaA (b)	183,580
2,447	Henkel AG & Co., KGaA (Preference Shares) (b)	217,261
12,799	Infineon Technologies AG (b)	237,945
734	MTU Aero Engines AG (b)	99,953
2,137	Nemetschek SE (b)	134,449
2,163	SAP SE (b)	257,629
674	Sartorius AG (Preference Shares) (b)	189,355
1,112	Siemens AG (b)	102,619
5,460	TAG Immobilien AG (b)	119,594
1,054	Volkswagen AG (b)	155,828
		2,470,899
	Israel – 0.6%
1,663	Check Point Software Technologies Ltd. (c)	175,846
	Italy – 2.6%
94,788	A2A S.p.A. (b)	129,216
55,542	Enel S.p.A. (b)	379,377
22,297	Eni S.p.A. (b)	212,409
		721,002
	Jersey – 3.4%
35,927	boohoo Group PLC (b) (c)	145,987
8,222	Experian PLC (b)	246,910
2,924	Ferguson PLC (b)	210,827
113,802	Glencore PLC (b)	213,201
71,411	Man Group PLC (b)	119,642
		936,567
	Netherlands – 6.7%
1,021	ASML Holding N.V. (b)	298,219
3,161	BE Semiconductor Industries N.V. (b)	130,821
1,495	Ferrari N.V. (b)	233,662
11,207	Koninklijke Ahold Delhaize N.V. (b)	272,110
4,124	Koninklijke Philips N.V. (b)	179,775
3,085	Randstad N.V. (b)	124,158
8,220	Unilever N.V. (b)	409,350
3,088	Wolters Kluwer N.V.	227,133
		1,875,228
	Norway – 0.5%
7,272	Gjensidige Forsikring ASA (b)	128,313
	Spain – 3.6%
3,500	Amadeus IT Group S.A. (b)	167,064
11,614	EDP Renovaveis S.A. (b)	142,391
22,150	Ence Energia y Celulosa S.A. (b)	71,187
37,806	Iberdrola S.A. (b)	376,086

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Spain (Continued)
9,968	Industria de Diseno Textil S.A. (b)	$255,304
		1,012,032
	Sweden – 7.3%
7,472	Atlas Copco AB, Class A (b)	257,519
6,918	Atlas Copco AB, Class B (b)	213,987
4,558	Beijer Ref AB (b)	93,655
13,674	Epiroc AB, Class A (b)	136,844
10,914	Hennes & Mauritz AB, Class B (b)	149,190
5,623	Industrivarden AB, Class A (b)	115,396
3,160	Investor AB, Class A (b)	155,894
4,846	Investor AB, Class B (b)	240,838
7,284	Kinnevik AB, Class B (b)	149,708
24,410	Skandinaviska Enskilda Banken AB, Class A (b)	200,954
8,986	Volvo AB, Class A (b)	114,871
16,712	Volvo AB, Class B (b)	214,157
		2,043,013
	Switzerland – 16.8%
5,607	Coca-Cola HBC AG (b)	142,074
444	Geberit AG (b)	198,558
5,246	LafargeHolcim Ltd. (b)	217,882
3,613	Logitech International S.A. (b)	174,014
11,863	Nestle S.A. (b)	1,256,411
8,964	Novartis AG (b)	764,974
255	Partners Group Holding AG (b)	200,950
3,022	Roche Holding AG (b)	1,046,511
530	Roche Holding AG (b)	184,072
84	SGS S.A. (b)	189,479
153	Straumann Holding AG (b)	116,407
1,376	Temenos AG (b)	178,304
		4,669,636
	United Kingdom – 23.3%
14,698	3i Group PLC (b)	144,391
23,832	Ashmore Group PLC (b)	113,627
7,747	Ashtead Group PLC (b)	211,611
3,119	AstraZeneca PLC (b)	326,223
18,042	Barratt Developments PLC (b)	117,622
2,902	Bellway PLC (b)	97,105
7,445	Bovis Homes Group PLC (b)	75,608
114,933	BP PLC (b)	452,884
5,550	British American Tobacco PLC (b)	213,921
120,466	Cairn Energy PLC (b) (c)	169,730
8,135	Compass Group PLC (b)	136,891
22,276	Countryside Properties PLC (b) (d) (e)	113,492
8,556	Diageo PLC (b)	294,582
9,872	Dunelm Group PLC (b)	114,059
28,569	Evraz PLC (b)	94,672
1,471	Games Workshop Group PLC (b)	111,332
24,734	GlaxoSmithKline PLC (b)	516,015
Shares	Description	Value

	United Kingdom (Continued)
8,304	Hargreaves Lansdown PLC (b)	$150,257
5,709	Hikma Pharmaceuticals PLC (b)	170,037
47,556	HSBC Holdings PLC (b)	244,436
82,428	Legal & General Group PLC (b)	211,922
8,157	Mondi PLC (b)	144,047
31,103	Pagegroup PLC (b)	147,209
5,037	Persimmon PLC (b)	139,556
1,167	Reckitt Benckiser Group PLC (b)	97,211
13,170	Redrow PLC (b)	76,522
14,087	RELX PLC (b)	317,828
7,443	Rio Tinto PLC (b)	345,494
13,227	Royal Dutch Shell PLC, Class A (b)	217,773
10,713	Royal Dutch Shell PLC, Class B (b)	171,501
19,349	Sage Group (The) PLC (b)	155,614
12,213	SSE PLC (b)	191,566
43,200	Taylor Wimpey PLC (b)	79,784
6,302	Unilever PLC (b)	324,504
		6,489,026
	Total Common Stocks	27,198,454
	(Cost $28,227,454)
REAL ESTATE INVESTMENT TRUSTS (a) – 0.9%
	Belgium – 0.4%
4,139	Warehouses De Pauw CVA (b)	113,547
	United Kingdom – 0.5%
14,453	Segro PLC (b)	151,490
	Total Real Estate Investment Trusts	265,037
	(Cost $235,625)
	Total Investments – 98.7%	27,463,491
	(Cost $28,463,079) (f)
	Net Other Assets and Liabilities – 1.3%	356,635
	Net Assets – 100.0%	$27,820,126

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At April 30, 2020, securities noted as such are valued at $27,060,512 or 97.3% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(c)	Non-income producing security.

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(e)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(f)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,362,781 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $3,362,369. The net unrealized depreciation was $999,588.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 4/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Israel	$ 175,846	$ 175,846	$ —	$ —
Netherlands	1,875,228	227,133	1,648,095	—
Other Country Categories*	25,147,380	—	25,147,380	—
Real Estate Investment Trusts*	265,037	—	265,037	—
Total Investments	$ 27,463,491	$ 402,979	$ 27,060,512	$—

*	See Portfolio of Investments for country breakout.

Currency Exposure Diversification	% of Total Investments
Euro	40.7%
British Pound Sterling	28.1
Swiss Franc	16.5
Swedish Krona	7.4
Danish Krone	5.6
United States Dollar	0.6
Australian Dollar	0.6
Norwegian Krone	0.5
Total	100.0%
See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments
April 30, 2020 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) – 97.3%
	Bermuda – 2.5%
100,428	China Gas Holdings Ltd. (b)	$365,431
713,691	China Oriental Group Co., Ltd. (b)	215,690
264,651	Hopson Development Holdings Ltd. (b)	296,420
241,976	Nine Dragons Paper Holdings Ltd. (b)	231,504
1,363,137	Sihuan Pharmaceutical Holdings Group Ltd. (b)	135,260
		1,244,305
	Brazil – 7.0%
87,494	Banco Bradesco S.A. (Preference Shares)	308,117
35,059	Banco do Brasil S.A.	183,744
47,938	Banco do Estado do Rio Grande do Sul S.A., Class B (Preference Shares)	110,547
42,323	Centrais Eletricas Brasileiras S.A.	188,737
42,318	Centrais Eletricas Brasileiras S.A., ADR	188,738
30,169	Centrais Eletricas Brasileiras S.A., ADR (Preference Shares)	144,208
36,700	Centrais Eletricas Brasileiras S.A., Class B (Preference Shares)	187,890
24,820	Cia de Saneamento Basico do Estado de Sao Paulo	182,936
121,451	Cia Siderurgica Nacional S.A., ADR	194,322
54,728	Itau Unibanco Holding S.A. (Preference Shares)	229,161
74,436	JBS S.A.	326,331
28,001	Magazine Luiza S.A.	255,917
177,945	Metalurgica Gerdau S.A. (Preference Shares)	168,524
44,916	Petrobras Distribuidora S.A.	161,314
51,864	Petroleo Brasileiro S.A.	177,874
84,862	Petroleo Brasileiro S.A. (Preference Shares)	281,682
21,792	Vale S.A.	179,773
		3,469,815
	Cayman Islands – 26.6%
6,016	58.com, Inc., ADR (c)	312,531
18,440	Alibaba Group Holding Ltd., ADR (c)	3,737,235
2,475	Autohome, Inc., ADR	203,321
76,452	China Conch Venture Holdings Ltd. (b)	365,546
275,048	China Resources Cement Holdings Ltd. (b)	374,259
344,714	China Yongda Automobiles Services Holdings Ltd. (b)	347,519
Shares	Description	Value

	Cayman Islands (Continued)
541,819	Dongyue Group Ltd. (b)	$240,018
213,524	Geely Automobile Holdings Ltd. (b)	332,141
27,142	Hengan International Group Co., Ltd. (b)	241,372
3,563	JD.com, Inc., ADR (c)	153,565
168,286	Logan Property Holdings Co., Ltd. (b)	265,284
10,294	Momo, Inc., ADR	247,880
1,544	NetEase, Inc., ADR	532,618
269,620	Sino Biopharmaceutical Ltd. (b)	392,998
79,620	Sunac China Holdings Ltd. (b)	356,161
65,482	Tencent Holdings Ltd. (b)	3,442,352
21,748	Vipshop Holdings Ltd., ADR (c)	346,446
9,341	Weibo Corp., ADR (c)	350,568
48,366	Yihai International Holding Ltd. (b)	385,423
576,355	Yuzhou Properties Co., Ltd. (b)	245,547
84,596	Zhongsheng Group Holdings Ltd. (b)	339,544
		13,212,328
	Chile – 0.4%
22,947	Cia Cervecerias Unidas S.A.	164,908
	China – 9.8%
37,096	Anhui Conch Cement Co., Ltd., Class H (b)	292,516
479,752	Bank of China Ltd., Class H (b)	182,643
433,239	Bank of Communications Co., Ltd., Class H (b)	274,546
1,000,242	China Construction Bank Corp., Class H (b)	802,858
653,440	China Everbright Bank Co., Ltd., Class H (b)	277,289
81,316	China Life Insurance Co., Ltd., Class H (b)	173,423
110,380	China Merchants Bank Co., Ltd., Class H (b)	522,353
46,504	China Vanke Co., Ltd., Class H (b)	156,287
175,006	Guangzhou R&F Properties Co., Ltd., Class H (b)	222,238
230,373	Hisense Home Appliances Group Co., Ltd., Class H (b)	222,839
415,751	Industrial & Commercial Bank of China Ltd., Class H (b)	278,765
64,405	Ping An Insurance Group Co. of China Ltd., Class H (b)	655,402
512,775	Postal Savings Bank of China Co., Ltd., Class H (b) (d) (e)	306,410
146,224	Weichai Power Co., Ltd., Class H (b)	256,917

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	China (Continued)
309,389	Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H (b)	$250,477
		4,874,963
	Colombia – 0.9%
29,638	Bancolombia S.A. (Preference Shares)	193,743
491,105	Ecopetrol S.A.	259,260
		453,003
	Egypt – 0.5%
60,762	Commercial International Bank Egypt SAE (b)	247,386
	Hong Kong – 3.2%
50,251	China Mobile Ltd. (b)	403,971
2,052,503	China South City Holdings Ltd. (b)	197,040
411,325	CNOOC Ltd. (b)	454,770
699,073	Sino-Ocean Group Holding Ltd. (b)	182,070
169,338	Sinotruk Hong Kong Ltd. (b)	343,340
		1,581,191
	India – 8.2%
42,581	Berger Paints India Ltd. (b)	286,339
147,907	Coal India Ltd. (b)	289,221
17,108	Hindustan Unilever Ltd. (b)	495,371
6,800	Housing Development Finance Corp., Ltd. (b)	172,005
7,432	Info Edge India Ltd., ADR (b)	249,598
66,811	Infosys Ltd. (b)	624,491
4,800	Jubilant Foodworks Ltd. (b)	102,973
182,774	Power Finance Corp., Ltd. (b)	230,761
10,992	Reliance Industries Ltd. (b)	213,718
19,295	Tata Consultancy Services Ltd. (b)	510,784
28,575	Tech Mahindra Ltd. (b)	205,514
18,101	Titan Co., Ltd. (b)	231,483
33,312	UPL Ltd. (b)	184,338
111,010	Wipro Ltd. (b)	281,838
		4,078,434
	Indonesia – 3.3%
4,085,849	Adaro Energy Tbk PT (b)	250,384
725,211	Bank Mandiri Persero Tbk PT (b)	215,577
2,558,137	Bank Permata Tbk PT (b) (c)	211,393
1,523,677	Bank Rakyat Indonesia Persero Tbk PT (b)	277,138
3,235,930	Media Nusantara Citra Tbk PT (b)	197,341
347,429	Pabrik Kertas Tjiwi Kimia Tbk PT (b)	115,578
Shares	Description	Value

	Indonesia (Continued)
1,606,471	Telekomunikasi Indonesia Persero Tbk PT (b)	$369,411
		1,636,822
	Jersey – 0.5%
1,456,666	West China Cement Ltd. (b)	259,620
	Malaysia – 1.6%
287,600	AMMB Holdings Bhd (b)	198,651
279,600	Petronas Chemicals Group Bhd (b)	361,925
124,500	ViTrox Corp Bhd (b)	239,850
		800,426
	Mexico – 0.5%
175,850	America Movil S.A.B. de C.V., Series L	106,235
23,375	Fomento Economico Mexicano S.A.B. de C.V.	150,826
		257,061
	Philippines – 0.8%
112,360	International Container Terminal Services, Inc. (b)	196,531
111,170	San Miguel Corp. (b)	213,408
		409,939
	Poland – 1.1%
18,511	Asseco Poland S.A. (b)	299,135
14,481	Grupa Lotos S.A. (b)	219,753
		518,888
	Russia – 1.5%
1,003	Novatek PJSC, GDR (b) (d)	140,653
17,436	Novolipetsk Steel PJSC, GDR (b) (d)	298,429
6,450	Tatneft PJSC, ADR (b)	287,339
		726,421
	South Africa – 3.0%
3,342	Capitec Bank Holdings Ltd. (b)	162,919
16,379	Kumba Iron Ore Ltd. (b)	308,265
4,520	Naspers Ltd., Class N (b)	703,531
49,449	Vodacom Group Ltd. (b)	328,631
		1,503,346
	South Korea – 7.7%
6,115	Coway Co., Ltd. (b)	309,919
6,318	Fila Korea Ltd. (b)	180,635
4,020	Hotel Shilla Co., Ltd. (b)	281,065
2,308	Hyundai Mobis Co., Ltd. (b)	326,305
1,479	NAVER Corp. (b)	239,791
50,949	Samsung Electronics Co., Ltd. (b)	2,094,899
9,586	Shinhan Financial Group Co., Ltd. (b)	243,030

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	South Korea (Continued)
1,688	SK Hynix, Inc. (b)	$116,164
		3,791,808
	Taiwan – 13.1%
506,563	CTBC Financial Holding Co., Ltd. (b)	337,570
75,023	Hon Hai Precision Industry Co., Ltd. (b)	192,807
53,855	Novatek Microelectronics Corp. (b)	334,922
40,194	President Chain Store Corp. (b)	415,635
42,884	Realtek Semiconductor Corp. (b)	367,230
199,803	Ruentex Development Co., Ltd. (b)	297,369
663,237	Shinkong Synthetic Fibers Corp. (b)	243,539
24,579	Simplo Technology Co., Ltd. (b)	255,267
160,900	Standard Foods Corp. (b)	362,644
218,267	Taiwan High Speed Rail Corp. (b)	249,284
283,740	Taiwan Semiconductor Manufacturing Co., Ltd. (b)	2,862,312
37,322	Walsin Technology Corp. (b)	264,321
557,167	Yuanta Financial Holding Co., Ltd. (b)	317,574
		6,500,474
	Thailand – 1.9%
62,500	CP ALL PCL	136,620
127,700	PTT Exploration & Production PCL	329,622
430,600	PTT PCL	470,156
		936,398
	Turkey – 3.2%
181,486	Eregli Demir ve Celik Fabrikalari T.A.S. (b)	209,235
70,960	TAV Havalimanlari Holding A.S. (b)	184,842
202,401	Turkiye Garanti Bankasi A.S. (c)	241,508
357,986	Turkiye Is Bankasi A.S., Class C (b) (c)	254,119
393,922	Turkiye Sise ve Cam Fabrikalari A.S.	273,342
359,270	Turkiye Vakiflar Bankasi TAO, Class D (b) (c)	233,044
638,672	Yapi ve Kredi Bankasi A.S. (b) (c)	192,276
		1,588,366
	Total Common Stocks	48,255,902
	(Cost $51,207,508)
Shares	Description	Value
EXCHANGE-TRADED FUNDS (a) – 1.7%
	United States – 1.7%
19,612	iShares Core MSCI Emerging Markets ETF	$856,260
	(Cost $846,812)
	Total Investments – 99.0%	49,112,162
	(Cost $52,054,320) (f)
	Net Other Assets and Liabilities – 1.0%	507,409
	Net Assets – 100.0%	$49,619,571

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At April 30, 2020, securities noted as such are valued at $36,575,703 or 73.7% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(c)	Non-income producing security.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(e)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(f)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $5,030,726 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $7,972,884. The net unrealized depreciation was $2,942,158.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 4/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Brazil	$ 3,469,815	$ 3,469,815	$ —	$ —
Cayman Islands	13,212,328	5,884,164	7,328,164	—
Chile	164,908	164,908	—	—
Colombia	453,003	453,003	—	—
Mexico	257,061	257,061	—	—
Thailand	936,398	936,398	—	—
Turkey	1,588,366	514,850	1,073,516	—
Other Country Categories*	28,174,023	—	28,174,023	—
Exchange-Traded Funds*	856,260	856,260	—	—
Total Investments	$ 49,112,162	$ 12,536,459	$ 36,575,703	$—

*	See Portfolio of Investments for country breakout.

Currency Exposure Diversification	% of Total Investments
Hong Kong Dollar	31.1%
United States Dollar	16.3
New Taiwan Dollar	13.3
Indian Rupee	8.3
South Korean Won	7.7
Brazilian Real	6.0
Indonesian Rupiah	3.3
Turkish Lira	3.2
South African Rand	3.1
Thai Baht	1.9
Malaysian Ringgit	1.6
Polish Zloty	1.1
Colombian Peso	0.9
Philippine Peso	0.8
Mexican Peso	0.5
Egyptian Pound	0.5
Chilean Peso	0.4
Total	100.0%
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
April 30, 2020 (Unaudited)
	First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)	First Trust RiverFront Dynamic Developed International ETF (RFDI)	First Trust RiverFront Dynamic Europe ETF (RFEU)	First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
ASSETS:
Investments, at value	$ 10,943,810	$ 147,284,704	$ 27,463,491	$ 49,112,162
Cash	58,749	901,990	36,482	448,589
Foreign currency	—	87,762	25,959	557
Receivables:
Dividends	107,907	574,348	48,672	54,670
Dividend reclaims	227	713,889	263,575	6,021
Prepaid expenses	—	—	—	34,717
Total Assets	11,110,693	149,562,693	27,838,179	49,656,716
LIABILITIES:
Payables:
Investment advisory fees	7,858	95,331	18,053	37,145
Investment securities purchased	—	47,821	—	—
Total Liabilities	7,858	143,152	18,053	37,145
NET ASSETS	$11,102,835	$149,419,541	$27,820,126	$49,619,571
NET ASSETS consist of:
Paid-in capital	$ 22,759,787	$ 241,566,457	$ 43,898,750	$ 76,847,295
Par value	2,500	30,500	5,500	9,500
Accumulated distributable earnings (loss)	(11,659,452)	(92,177,416)	(16,084,124)	(27,237,224)
NET ASSETS	$11,102,835	$149,419,541	$27,820,126	$49,619,571
NET ASSET VALUE, per share	$44.41	$48.99	$50.58	$52.23
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	250,002	3,050,002	550,002	950,002
Investments, at cost	$11,793,555	$159,118,902	$28,463,079	$52,054,320
Foreign currency, at cost (proceeds)	$—	$87,116	$25,770	$557

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Six Months Ended April 30, 2020 (Unaudited)
	First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)	First Trust RiverFront Dynamic Developed International ETF (RFDI)	First Trust RiverFront Dynamic Europe ETF (RFEU)	First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
INVESTMENT INCOME:
Dividends	$ 232,558	$ 2,511,803	$ 423,831	$ 707,047
Interest	152	1,354	187	1,302
Foreign withholding tax	(13,304)	(201,612)	(39,851)	(89,928)
Other	—	121	94	43
Total investment income	219,406	2,311,666	384,261	618,464
EXPENSES:
Investment advisory fees	80,394	855,266	138,423	308,062
Total expenses	80,394	855,266	138,423	308,062
NET INVESTMENT INCOME (LOSS)	139,012	1,456,400	245,838	310,402
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,848,012)	(19,702,147)	(4,307,709)	(4,395,733)
In-kind redemptions	(680,274)	(2,906,328)	229,324	(164,329)
Foreign currency transactions	(12,613)	724	5,031	(66,049)
Net realized gain (loss)	(2,540,899)	(22,607,751)	(4,073,354)	(4,626,111)
Net change in unrealized appreciation (depreciation) on:
Investments	(472,022)	(10,676,707)	(630,416)	(3,572,036)
Foreign currency translation	702	7,184	2,150	(7,662)
Deferred foreign capital gains tax	—	—	—	(4,790)
Net change in unrealized appreciation (depreciation)	(471,320)	(10,669,523)	(628,266)	(3,584,488)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,012,219)	(33,277,274)	(4,701,620)	(8,210,599)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,873,207)	$(31,820,874)	$(4,455,782)	$(7,900,197)
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets
	First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)		First Trust RiverFront Dynamic Developed International ETF (RFDI)
	Six Months Ended 4/30/2020 (Unaudited)	Year Ended 10/31/2019	Six Months Ended 4/30/2020 (Unaudited)	Year Ended 10/31/2019
OPERATIONS:
Net investment income (loss)	$ 139,012	$ 756,717	$ 1,456,400	$ 8,380,686
Net realized gain (loss)	(2,540,899)	(5,207,135)	(22,607,751)	(50,398,436)
Net change in unrealized appreciation (depreciation)	(471,320)	5,278,606	(10,669,523)	51,030,024
Net increase (decrease) in net assets resulting from operations	(2,873,207)	828,188	(31,820,874)	9,012,274
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(275,161)	(914,283)	(2,050,156)	(8,768,563)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	—	—	7,192,992	—
Cost of shares redeemed	(11,952,803)	(17,746,758)	(69,135,945)	(254,736,487)
Net increase (decrease) in net assets resulting from shareholder transactions	(11,952,803)	(17,746,758)	(61,942,953)	(254,736,487)
Total increase (decrease) in net assets	(15,101,171)	(17,832,853)	(95,813,983)	(254,492,776)
NET ASSETS:
Beginning of period	26,204,006	44,036,859	245,233,524	499,726,300
End of period	$ 11,102,835	$ 26,204,006	$ 149,419,541	$ 245,233,524
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	500,002	850,002	4,250,002	8,950,002
Shares sold	—	—	150,000	—
Shares redeemed	(250,000)	(350,000)	(1,350,000)	(4,700,000)
Shares outstanding, end of period	250,002	500,002	3,050,002	4,250,002

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)		First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Six Months Ended 4/30/2020 (Unaudited)	Year Ended 10/31/2019	Six Months Ended 4/30/2020 (Unaudited)	Year Ended 10/31/2019

$ 245,838	$ 1,732,321	$ 310,402	$ 2,600,303
(4,073,354)	(7,778,919)	(4,626,111)	(8,404,037)
(628,266)	8,680,971	(3,584,488)	14,093,905
(4,455,782)	2,634,373	(7,900,197)	8,290,171

(281,661)	(1,694,053)	(1,612,683)	(2,069,623)

—	8,249,517	—	9,346,520
(6,108,689)	(59,229,655)	(13,784,797)	(44,161,386)
(6,108,689)	(50,980,138)	(13,784,797)	(34,814,866)
(10,846,132)	(50,039,818)	(23,297,677)	(28,594,318)

38,666,258	88,706,076	72,917,248	101,511,553
$27,820,126	$ 38,666,258	$ 49,619,571	$ 72,917,248

650,002	1,550,002	1,200,002	1,800,002
—	150,000	—	150,000
(100,000)	(1,050,000)	(250,000)	(750,000)
550,002	650,002	950,002	1,200,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
	Six Months Ended 4/30/2020 (Unaudited)	Year Ended October 31,			Period Ended 10/31/2016 (a)
		2019	2018	2017
Net asset value, beginning of period	$ 52.41	$ 51.81	$ 59.82	$ 52.14	$ 51.31
Income from investment operations:
Net investment income (loss)	0.49	1.22	1.27	1.42	0.55
Net realized and unrealized gain (loss)	(7.80)	0.65	(7.99)	7.66	0.60
Total from investment operations	(7.31)	1.87	(6.72)	9.08	1.15
Distributions paid to shareholders from:
Net investment income	(0.69)	(1.27)	(1.29)	(1.40)	(0.32)
Net asset value, end of period	$44.41	$52.41	$51.81	$59.82	$52.14
Total return (b)	(14.18)%	3.74%	(11.48)%	17.77% (c)	2.26%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 11,103	$ 26,204	$ 44,037	$ 29,911	$ 26,071
Ratio of total expenses to average net assets	0.83% (d)	0.83%	0.83%	0.83%	0.83% (d)
Ratio of net investment income (loss) to average net assets	1.44% (d)	2.11%	2.28%	1.93%	1.96% (d)
Portfolio turnover rate (e)	16%	96%	136%	131%	49%

(a)	Inception date is April 13, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	The Fund received a reimbursement from the advisor in connection with a trade error in the amount of $7,644, which represents $0.02 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RiverFront Dynamic Developed International ETF (RFDI)
	Six Months Ended 4/30/2020 (Unaudited)	Year Ended October 31,			Period Ended 10/31/2016 (a)
		2019	2018	2017
Net asset value, beginning of period	$ 57.70	$ 55.84	$ 63.96	$ 51.36	$ 50.73
Income from investment operations:
Net investment income (loss)	0.43	1.54	1.34	0.82	0.83
Net realized and unrealized gain (loss)	(8.60)	1.81	(8.00)	12.73	0.50
Total from investment operations	(8.17)	3.35	(6.66)	13.55	1.33
Distributions paid to shareholders from:
Net investment income	(0.54)	(1.49)	(1.44)	(0.71)	(0.70)
Net realized gain	—	—	(0.02)	(0.24)	—
Total distributions	(0.54)	(1.49)	(1.46)	(0.95)	(0.70)
Net asset value, end of period	$48.99	$57.70	$55.84	$63.96	$51.36
Total return (b)	(14.26)%	6.12%	(10.65)%	26.60% (c)	2.68%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 149,420	$ 245,234	$ 499,726	$ 444,522	$ 25,679
Ratio of total expenses to average net assets	0.83% (d)	0.83%	0.83%	0.83%	0.83% (d)
Ratio of net investment income (loss) to average net assets	1.41% (d)	2.51%	2.28%	1.86%	2.97% (d)
Portfolio turnover rate (e)	17%	87%	133%	106%	44%

(a)	Inception date is April 13, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	The Fund received a reimbursement from the advisor in the amount of $35,978, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RiverFront Dynamic Europe ETF (RFEU)
	Six Months Ended 4/30/2020 (Unaudited)	Year Ended October 31,			Period Ended 10/31/2016 (a)
		2019	2018	2017
Net asset value, beginning of period	$ 59.49	$ 57.23	$ 65.25	$ 51.17	$ 50.67
Income from investment operations:
Net investment income (loss)	0.44	1.78	1.48	0.82	0.91
Net realized and unrealized gain (loss)	(8.86)	2.20	(7.97)	14.86	0.41
Total from investment operations	(8.42)	3.98	(6.49)	15.68	1.32
Distributions paid to shareholders from:
Net investment income	(0.49)	(1.72)	(1.53)	(0.79)	(0.82)
Net realized gain	—	—	—	(0.81)	—
Total distributions	(0.49)	(1.72)	(1.53)	(1.60)	(0.82)
Net asset value, end of period	$50.58	$59.49	$57.23	$65.25	$51.17
Total return (b)	(14.23)%	7.01%	(10.16)%	31.21%	2.66%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 27,820	$ 38,666	$ 88,706	$ 123,980	$ 25,585
Ratio of total expenses to average net assets	0.83% (c)	0.83%	0.83%	0.83%	0.83% (c)
Ratio of net investment income (loss) to average net assets	1.47% (c)	2.77%	2.45%	1.71%	3.23% (c)
Portfolio turnover rate (d)	22%	81%	130%	110%	41%

(a)	Inception date is April 13, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
	Six Months Ended 4/30/2020 (Unaudited)	Year Ended October 31,			Period Ended 10/31/2016 (a)
		2019	2018	2017
Net asset value, beginning of period	$ 60.76	$ 56.40	$ 68.64	$ 56.27	$ 49.61
Income from investment operations:
Net investment income (loss)	0.13	1.79	1.20	0.71	0.55
Net realized and unrealized gain (loss)	(7.32)	3.94	(11.87)	13.70	6.66
Total from investment operations	(7.19)	5.73	(10.67)	14.41	7.21
Distributions paid to shareholders from:
Net investment income	(1.34)	(1.37)	(1.18)	(0.77)	(0.55)
Net realized gain	—	—	(0.30)	(1.27)	—
Return of capital	—	—	(0.09)	—	—
Total distributions	(1.34)	(1.37)	(1.57)	(2.04)	(0.55)
Net asset value, end of period	$52.23	$60.76	$56.40	$68.64	$56.27
Total return (b)	(12.39)%	10.32%	(15.92)%	26.49%	14.52%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 49,620	$ 72,917	$ 101,512	$ 75,506	$ 5,628
Ratio of total expenses to average net assets	0.95% (c)	0.95%	0.95%	0.95%	0.95% (c)
Ratio of net investment income (loss) to average net assets	0.96% (c)	2.60%	1.90%	1.56%	2.66% (c)
Portfolio turnover rate (d)	25%	116%	126%	87%	81%

(a)	Inception date is June 14, 2016, which is consistent with the commencement of operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
April 30, 2020 (Unaudited)
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust consists of seventeen funds that are currently offering shares. This report covers the following funds, each a series of the Trust:
First Trust RiverFront Dynamic Asia Pacific ETF – (The Nasdaq Stock Market LLC (“Nasdaq”) ticker “RFAP”)
First Trust RiverFront Dynamic Developed International ETF – (Nasdaq ticker “RFDI”)
First Trust RiverFront Dynamic Europe ETF – (Nasdaq ticker “RFEU”)
First Trust RiverFront Dynamic Emerging Markets ETF – (Nasdaq ticker “RFEM”)
Each fund represents a separate series of shares of beneficial interest in the Trust (each a “Fund” and collectively, the “Funds”). Each Fund’s shares are currently listed and traded on Nasdaq. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, the shares are not redeemable securities of a Fund.
Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to provide capital appreciation.
Under normal market conditions, RFAP seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of Asian Pacific companies, including through investments in common stocks, depositary receipts, common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such Asian Pacific companies are denominated.
Under normal market conditions, RFDI seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of developed market companies, including through investments in common stocks, depositary receipts, common and preferred shares of REITs, and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such developed market companies are denominated.
Under normal market conditions, RFEU seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of European companies, including through investments in common stocks, depositary receipts, common and preferred shares of REITs, and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such European companies are denominated.
Under normal market conditions, RFEM seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of emerging market companies, including through investments in common stocks, depositary receipts, common and preferred shares of REITs, and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such emerging market companies are denominated.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
April 30, 2020 (Unaudited)
as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, REITs, and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
April 30, 2020 (Unaudited)
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of April 30, 2020, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
April 30, 2020 (Unaudited)
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2019, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust RiverFront Dynamic Asia Pacific ETF	$ 914,283	$ —	$ —
First Trust RiverFront Dynamic Developed International ETF	8,768,563	—	—
First Trust RiverFront Dynamic Europe ETF	1,694,053	—	—
First Trust RiverFront Dynamic Emerging Markets ETF	2,069,623	—	—
As of October 31, 2019, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust RiverFront Dynamic Asia Pacific ETF	$ 210,440	$ (8,265,872)	$ (455,652)
First Trust RiverFront Dynamic Developed International ETF	1,289,366	(57,671,472)	(1,924,280)
First Trust RiverFront Dynamic Europe ETF	131,313	(11,023,420)	(454,574)
First Trust RiverFront Dynamic Emerging Markets ETF	1,260,997	(18,808,724)	(176,617)
E. Income and Other Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statements of Operations. The capital gains tax paid on securities sold is included in “Net realized gain (loss) on foreign capital gains tax” on the Statements of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and amongst other provisions, it introduced a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million are taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 are considered exempt due to a grandfather clause in the provision. The aforesaid exemption from long-term capital gains tax is available with respect to shares acquired after October 1, 2004 and on or before March 31, 2018 only if on such acquisitions Securities Transaction Tax (“STT”) was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issued, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified.
In the case of the sale of listed shares held by a Fund for one year or less, the income is classified as short-term capital gains and is taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. For above purposes, the applicable rate of surcharge is 2% or 5% (depending on the level of income of the Fund). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
April 30, 2020 (Unaudited)
Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains are taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses can be netted against both short-term gains and long-term gains.
Until March 31, 2020, dividends received by a Fund from Indian companies were exempt from tax in India because Indian companies were required to pay dividend distribution tax. The Indian Finance Act, 2020 has amended the dividend taxation framework effective April 1, 2020 and accordingly dividends would now be taxable in the hands of the shareholders at 20%, plus applicable surcharge and cess. There is an anomaly in the rates of surcharge applicable to non-resident taxpayers such as regulated investment trusts. While the intention of the legislation seems to be to cap the surcharge on dividend tax to 15%, the enabling rule provides for a surcharge at a graded scale with a cap of 37%.
Considering the above, the highest effective tax rate on dividend income arising to a Fund could be 28.50% though the rate should be 23.92% if the surcharge is capped at 15%. Note that a Fund can obtain the reduced withholding tax rate of 25% under the US-India tax treaty if a Fund is considered as a tax resident of the United States and qualifies for treaty benefits.
Even if a Fund is eligible for treaty benefits, Indian companies will still be required to withhold tax at the domestic law rate, disregarding the treaty rates. Any excess taxes withheld can be off-set against capital gains tax liability during the year or claimed as a refund in the annual tax return.
Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Fund and thus reduce the return to a Fund’s shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, 2018, and 2019 remain open to federal and state audit. As of April 30, 2020, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2019, the Funds had non-expiring capital loss carryforwards for federal income tax purposes as follows:
Capital Loss Available
First Trust RiverFront Dynamic Asia Pacific ETF	$ 8,265,872
First Trust RiverFront Dynamic Developed International ETF	57,671,472
First Trust RiverFront Dynamic Europe ETF	11,023,420
First Trust RiverFront Dynamic Emerging Markets ETF	18,808,724
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Pursuant to the Investment Management Agreement between First Trust and the Trust, First Trust supervises the investment of the Funds’ assets and is responsible for the expenses of each Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses, if any, distribution and service fees payable pursuant to Rule 12b-1

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
April 30, 2020 (Unaudited)
plan, if any, expenses associated with the execution of portfolio transactions, and extraordinary expenses, which are paid by each respective Fund. RFAP, RFDI and RFEU have each agreed to pay First Trust an annual unitary management fee equal to 0.83% its average daily net assets. RFEM has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
RiverFront Investment Group, LLC (“RiverFront” or the “Sub-Advisor”) serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.35% of each Fund’s average daily net assets that is paid by First Trust out of its investment advisory fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the six months ended April 30, 2020, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust RiverFront Dynamic Asia Pacific ETF	$ 3,031,455	$ 3,747,533
First Trust RiverFront Dynamic Developed International ETF	35,747,286	36,041,004
First Trust RiverFront Dynamic Europe ETF	7,541,476	7,315,612
First Trust RiverFront Dynamic Emerging Markets ETF	16,141,165	23,509,663

For the six months ended April 30, 2020, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust RiverFront Dynamic Asia Pacific ETF	$ —	$ 11,354,758
First Trust RiverFront Dynamic Developed International ETF	6,777,932	68,362,378
First Trust RiverFront Dynamic Europe ETF	—	6,061,051
First Trust RiverFront Dynamic Emerging Markets ETF	—	7,654,288
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of a Fund, an Authorized Participant must deposit (i) a designated portfolio of securities and other instruments determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
April 30, 2020 (Unaudited)
Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease with changes in each Fund’s portfolio. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease with changes in each Fund’s portfolio. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2021.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Exchange-Traded Fund III
April 30, 2020 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than

Additional Information (Continued)
First Trust Exchange-Traded Fund III
April 30, 2020 (Unaudited)
net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. In 2017, the United Kingdom’s Financial Conduct Authority announced that LIBOR will cease to be available for use after 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity;

Additional Information (Continued)
First Trust Exchange-Traded Fund III
April 30, 2020 (Unaudited)
currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
RiverFront Investment Group, LLC
1214 E. Cary Street
Richmond, VA 23219
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Institutional Preferred Securities and Income ETF (FPEI)

Semi-Annual Report
For the Six Months Ended
April 30, 2020

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Semi-Annual Report
April 30, 2020
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Institutional Preferred Securities and Income ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Institutional Preferred Securities and Income ETF (FPEI)
Semi-Annual Letter from the Chairman and CEO
April 30, 2020
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Institutional Preferred Securities and Income ETF (the “Fund”), which contains detailed information about the Fund for the six months ended April 30, 2020.
Just one month ago, I noted in a letter to shareholders that a handful of states were set to open some “nonessential” businesses by early May. As of May 20, 2020, I am pleased to report that all 50 states and U.S. territories have eased some restrictions on businesses and social activity. Keep in mind, however, that the plan does entail governors phasing in the opening of businesses in the coming weeks or potentially months, so I see this news as essentially marking the beginning of the rebuilding process for the U.S. economy. We all need to be aware as well of the possibility of an uptick or even surge in the coronavirus (“COVID-19”) infections as more people venture out of their homes. Prior to the last couple of weeks or so, the stay-at-home mandate severely restricted the movements of close to 315 million Americans, according to The Washington Post. To put this further into perspective, because so many stores have been closed and so many people have been hunkering down at home, retail-store traffic in the U.S. plunged 91.2% year-over-year for the week ended May 16, 2020, according to Bloomberg. Truly amazing!
In this COVID-19 pandemic, there appears to be a notable disconnect between the state of the U.S. economy, which is expected to go from bad to downright terrible between the first quarter and second quarter of the year, and the performance of the stock market, which has been much better than expected. While the data and commentary in this report are technically supposed to run through April 30, 2020, I feel compelled to offer insight that is as up to date as possible. The 2020 peak in the stock market, as measured by the S&P 500® Index (the “Index”), occurred on February 19. That day also marked the all-time high for the Index. From February 19, 2020, through March 23, 2020, the Index declined by 33.92% on a price-only basis (no dividends included), according to Bloomberg. We should note that the Index slid into bear market territory on March 12, 2020. A bear market is defined by a 20% or greater decline in price from its most recent peak. That took just 16 trading days, the quickest plunge into a bear market ever. From March 23, 2020 through May 20, 2020, the Index staged an impressive rebound, posting a price-only gain of 32.82%, according to Bloomberg. As of May 20, 2020, the Index stood just 12.24% below its all-time high set on February 19, 2020. But the game, as they say, is not over. Even though stocks have rebounded significantly from their March lows, 68% of the money managers that participated in the most recent Bank of America global fund manager survey believe that stocks are still in a bear market, according to MarketWatch. What are they likely concerned about? In addition to a dismal economic outlook for the near-term, research from Bespoke Investment Group, an independent research firm, indicates that there have been 25 bear markets since 1928 and 60% of the time the Index declined a second time during the bear market and went on to establish a new low for the period.
With respect to the state of the economy, the Congressional Budget Office announced on May 19, 2020, that it sees real U.S. gross domestic product (“GDP”) declining by an annualized 38% in the second quarter of 2020, reportedly in line with Wall Street economists, according to CNBC. Some estimates are more dire. The GDP estimate from the Atlanta Federal Reserve calls for a 42% plunge. These numbers are so large in scope they are mind-boggling. The Bureau of Economic Analysis is scheduled to release its GDP report on July 30, 2020. Until then, we may continue to have a disconnect between the economy and the markets. Let us hope it is as positive as the one we are currently enjoying.
The U.S. government shut down huge chunks of our economy in order to protect lives and prevent our health care system from being overwhelmed by COVID-19 patients. Our economic woes, in other words, are man-made. The remedies to this pandemic will also likely be man-made. They could come in the form of therapeutics and/or a vaccine. Perhaps more than one vaccine. At this stage of the pandemic fight, we have one message for investors: Stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
First Trust Institutional Preferred Securities and Income ETF’s (the “Fund”) investment objective is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in institutional preferred securities (“Preferred Securities”) and income-producing debt securities (“Income Securities”). Preferred Securities are a type of equity security that have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are generally junior to all forms of the company’s debt, including both senior and subordinated debt. The Fund’s investments in Preferred Securities will primarily be in institutional preferred securities. Institutional preferred securities are targeted to institutional, rather than retail, investors, are generally traded over-the-counter and may also be known as “$1,000 par preferred securities.” They are typically issued in large, institutional lot sized by U.S. and non-U.S. financial services companies and other companies. While all income-producing debt securities will be categorized as “Income Securities” for purposes of the 80% test above, the Income Securities in which the Fund intends to invest as part of its principal investment strategy include hybrid capital securities, contingent capital securities, U.S. and non-U.S. corporate bonds and convertible securities.
Performance
			Average Annual Total Returns	Cumulative Total Returns
	6 Months Ended 4/30/20	1 Year Ended 4/30/20	Inception (8/22/17) to 4/30/20	Inception (8/22/17) to 4/30/20
Fund Performance
NAV	-6.79%	-1.05%	1.35%	3.68%
Market Price	-6.98%	-1.12%	1.34%	3.65%
Index Performance
ICE BofA US Investment Grade Institutional Capital Securities Index	-2.35%	4.69%	3.73%	10.34%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI) (Continued)
Sector Allocation	% of Total Investments
Financials	74.5%
Utilities	10.7
Energy	6.4
Industrials	2.4
Communication Services	2.4
Consumer Staples	2.1
Materials	1.5
Total	100.0%

Credit Quality(1)	% of Total Investments
A-	1.4%
BBB+	11.1
BBB	30.5
BBB-	28.9
BB+	20.9
BB	4.5
BB-	2.6
B+	0.1
Total	100.0%
Top Ten Holdings	% of Total Investments
Emera, Inc., Series 16-A	4.4%
Barclays PLC	2.9
Enel S.p.A.	2.4
AXIS Specialty Finance LLC	2.2
Lloyds Banking Group PLC	2.1
Enbridge, Inc., Series 16-A	2.1
Australia & New Zealand Banking Group Ltd.	2.0
JPMorgan Chase & Co., Series V	2.0
CenterPoint Energy, Inc., Series A	1.8
Barclays PLC	1.7
Total	23.6%

Country Allocation	% of Total Investments
United States	35.7%
United Kingdom	12.7
Canada	8.5
France	8.4
Switzerland	8.0
Australia	6.1
Netherlands	5.6
Japan	4.7
Italy	4.5
Spain	1.9
Mexico	1.1
Finland	0.9
Chile	0.5
Sweden	0.5
Denmark	0.5
Jersey	0.4
Total	100.0%

(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through April 30, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 23, 2017 (commencement of trading) through April 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
8/23/17 – 10/31/17	44	0	0	0
11/1/17 – 10/31/18	156	2	0	0
11/1/18 – 10/31/19	220	5	3	0
11/1/19 – 4/30/20	88	6	4	3
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
8/23/17 – 10/31/17	5	0	0	0
11/1/17 – 10/31/18	90	4	0	0
11/1/18 – 10/31/19	22	1	0	0
11/1/19 – 4/30/20	14	5	0	4

Portfolio Management
First Trust Institutional Preferred Securities and Income ETF (FPEI)
Semi-Annual Report
April 30, 2020 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Institutional Preferred Securities and Income ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Stonebridge Advisors LLC
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) is the investment sub-advisor to the Fund and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred and hybrid securities.
Stonebridge Advisors LLC Portfolio Management Team
Scott T. Fleming - Chief Executive Officer and President
Robert Wolf - Chief Investment Officer, Senior Vice President and Senior Portfolio Manager
Eric Weaver - Chief Strategist and Senior Vice President

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Understanding Your Fund Expenses
April 30, 2020 (Unaudited)
As a shareholder of the First Trust Institutional Preferred Securities and Income ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2020.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
Actual	$1,000.00	$932.10	0.85%	$4.08
Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	0.85%	$4.27

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (November 1, 2019 through April 30, 2020), multiplied by 182/366 (to reflect the six-month period).

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments
April 30, 2020 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES – 95.2%
	Banks – 41.7%
$4,950,000	Australia & New Zealand Banking Group Ltd. (a) (b) (c)	6.75%	(d)	$5,313,008
1,145,000	Australia & New Zealand Banking Group Ltd. (b) (c) (e)	6.75%	(d)	1,228,969
2,200,000	Banco Bilbao Vizcaya Argentaria S.A., Series 9 (b) (c)	6.50%	(d)	2,000,779
2,200,000	Banco Mercantil del Norte S.A. (a) (b) (c)	6.75%	(d)	1,754,610
400,000	Banco Mercantil del Norte S.A. (a) (b) (c)	7.50%	(d)	329,340
3,000,000	Banco Santander S.A. (b) (c) (e)	7.50%	(d)	2,938,683
1,300,000	Bank of America Corp., Series JJ (c)	5.13%	(d)	1,278,154
2,400,000	Bank of America Corp., Series X (c)	6.25%	(d)	2,502,948
4,350,000	Barclays PLC (b) (c) (e)	7.88%	(d)	4,324,444
7,500,000	Barclays PLC (b) (c)	8.00%	(d)	7,486,462
900,000	BBVA Bancomer S.A. (a) (b) (c)	5.88%	09/13/34	792,315
2,300,000	BNP Paribas S.A. (a) (b) (c)	6.63%	(d)	2,294,250
4,000,000	BNP Paribas S.A. (a) (b) (c)	7.38%	(d)	4,157,780
781,000	BNP Paribas S.A. (a) (b) (c)	7.63%	(d)	795,156
1,416,000	Citigroup, Inc. (c)	5.90%	(d)	1,431,930
250,000	Citigroup, Inc. (c)	5.95%	(d)	248,833
3,314,000	Citigroup, Inc., Series P (c)	5.95%	(d)	3,341,523
1,470,000	Citigroup, Inc., Series R (c)	6.13%	(d)	1,427,002
3,750,000	Citigroup, Inc., Series U (c)	5.00%	(d)	3,412,500
1,900,000	Citizens Financial Group, Inc., Series A, 3 Mo. LIBOR + 3.96% (f)	5.33%	(d)	1,605,889
2,789,000	Citizens Financial Group, Inc., Series B (c)	6.00%	(d)	2,386,533
1,358,000	CoBank ACB, Series I (c)	6.25%	(d)	1,378,370
2,806,000	Credit Agricole S.A. (a) (b) (c)	6.88%	(d)	2,800,935
1,600,000	Credit Agricole S.A. (a) (b) (c)	7.88%	(d)	1,707,856
1,000,000	Credit Agricole S.A. (b) (c) (e)	7.88%	(d)	1,067,410
2,400,000	Credit Agricole S.A. (a) (b) (c)	8.13%	(d)	2,677,500
550,000	Danske Bank A.S. (b) (c) (e)	6.13%	(d)	523,298
650,000	Danske Bank A.S. (b) (c) (e)	7.00%	(d)	638,625
800,000	Farm Credit Bank of Texas, Series 3 (a) (c)	6.20%	(d)	725,652
2,270,000	HSBC Holdings PLC (b) (c)	6.38%	(d)	2,255,960
870,000	ING Groep N.V. (b) (c)	5.75%	(d)	838,101
1,400,000	ING Groep N.V. (b) (c)	6.50%	(d)	1,393,350
3,100,000	ING Groep N.V. (b) (c) (e)	6.88%	(d)	3,111,715
1,970,000	Intesa Sanpaolo S.p.A. (a) (b) (c)	7.70%	(d)	1,833,469
1,800,000	JPMorgan Chase & Co., Series FF (c)	5.00%	(d)	1,675,251
200,000	JPMorgan Chase & Co., Series I, 3 Mo. LIBOR + 3.47% (f)	4.23%	(d)	183,349
1,100,000	JPMorgan Chase & Co., Series R (c)	6.00%	(d)	1,111,765
5,940,000	JPMorgan Chase & Co., Series V, 3 Mo. LIBOR + 3.32% (f)	4.75%	(d)	5,193,015
1,000,000	Lloyds Bank PLC (a) (c)	12.00%	(d)	1,129,542
900,000	Lloyds Bank PLC (c) (e)	12.00%	(d)	1,016,588
1,350,000	Lloyds Banking Group PLC (b) (c)	6.75%	(d)	1,303,877
5,638,000	Lloyds Banking Group PLC (b) (c)	7.50%	(d)	5,550,329
1,100,000	Lloyds Banking Group PLC (b) (c)	7.50%	(d)	1,089,765
2,000,000	M&T Bank Corp., Series G (c)	5.00%	(d)	1,955,000
2,425,000	Nordea Bank Abp (a) (b) (c)	6.63%	(d)	2,442,181
1,880,000	Royal Bank of Scotland Group PLC (b) (c)	7.50%	(d)	1,802,600
2,050,000	Royal Bank of Scotland Group PLC (b) (c)	8.00%	(d)	2,141,635
3,600,000	Royal Bank of Scotland Group PLC (b) (c)	8.63%	(d)	3,688,020
200,000	Skandinaviska Enskilda Banken AB (b) (c) (e)	5.63%	(d)	199,225
2,866,000	Societe Generale S.A. (a) (b) (c)	7.38%	(d)	2,812,262
500,000	Societe Generale S.A. (b) (c) (e)	7.38%	(d)	490,625
1,621,000	Societe Generale S.A. (a) (b) (c)	7.88%	(d)	1,590,712
400,000	Societe Generale S.A. (b) (c) (e)	7.88%	(d)	392,526
1,000,000	Standard Chartered PLC (a) (b) (c)	7.75%	(d)	1,012,990
1,000,000	Swedbank AB (b) (c) (e)	6.00%	(d)	983,114
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$3,850,000	UniCredit S.p.A. (b) (c) (e)	8.00%	(d)	$3,512,390
				113,280,110
	Capital Markets – 13.6%
4,520,000	Apollo Management Holdings L.P. (a) (c)	4.95%	01/14/50	4,066,908
3,000,000	Charles Schwab (The) Corp., Series G (c)	5.38%	(d)	3,078,750
3,300,000	Credit Suisse Group AG (a) (b) (c)	6.38%	(d)	3,253,255
250,000	Credit Suisse Group AG (a) (b) (c)	7.25%	(d)	249,549
2,514,000	Credit Suisse Group AG (a) (b) (c)	7.50%	(d)	2,667,982
2,300,000	Credit Suisse Group AG (b) (c) (e)	7.50%	(d)	2,440,875
4,150,000	Credit Suisse Group AG (a) (b) (c)	7.50%	(d)	4,188,616
2,204,000	E*TRADE Financial Corp., Series A (c)	5.88%	(d)	2,267,034
2,100,000	Goldman Sachs Group (The), Inc., Series M (c)	5.38%	(d)	1,955,699
4,200,000	Goldman Sachs Group (The), Inc., Series Q (c)	5.50%	(d)	4,271,169
200,000	Goldman Sachs Group (The), Inc., Series R (c)	4.95%	(d)	185,139
368,000	Morgan Stanley, Series J (c)	5.55%	(d)	338,645
2,500,000	UBS Group AG (b) (c) (e)	6.88%	(d)	2,518,688
2,500,000	UBS Group AG (b) (c) (e)	6.88%	(d)	2,597,998
1,425,000	UBS Group AG (a) (b) (c)	7.00%	(d)	1,458,053
1,000,000	UBS Group AG (b) (c) (e)	7.00%	(d)	1,023,195
313,000	UBS Group Funding Switzerland AG (b) (c) (e)	7.13%	(d)	316,834
				36,878,389
	Consumer Finance – 0.5%
1,495,000	American Express Co., Series C, 3 Mo. LIBOR + 3.29% (f)	4.03%	(d)	1,282,366
	Diversified Financial Services – 1.4%
4,050,000	Voya Financial, Inc. (c)	5.65%	05/15/53	3,976,067
	Diversified Telecommunication Services – 2.3%
3,700,000	Koninklijke KPN N.V. (a) (c)	7.00%	03/28/73	3,835,956
2,326,000	Koninklijke KPN N.V. (c) (e)	7.00%	03/28/73	2,411,469
				6,247,425
	Electric Utilities – 7.5%
2,290,000	Duke Energy Corp. (c)	4.88%	(d)	2,268,692
10,842,000	Emera, Inc., Series 16-A (c)	6.75%	06/15/76	11,478,967
5,500,000	Enel S.p.A. (a) (c)	8.75%	09/24/73	6,236,230
400,000	PPL Capital Funding, Inc., Series A, 3 Mo. LIBOR + 2.67% (f)	4.04%	03/30/67	305,275
				20,289,164
	Energy Equipment & Services – 1.5%
400,000	Transcanada Trust (c)	5.63%	05/20/75	364,698
2,000,000	Transcanada Trust (c)	5.50%	09/15/79	1,883,490
2,050,000	Transcanada Trust, Series 16-A (c)	5.88%	08/15/76	1,944,097
				4,192,285
	Food Products – 2.0%
1,000,000	Land O’Lakes Capital Trust I (g)	7.45%	03/15/28	1,035,000
2,700,000	Land O’Lakes, Inc. (a)	7.00%	(d)	2,429,190
1,490,000	Land O’Lakes, Inc. (a)	7.25%	(d)	1,417,139
535,000	Land O’Lakes, Inc. (a)	8.00%	(d)	502,900
				5,384,229
	Independent Power & Renewable Electricity Producers – 0.5%
1,500,000	AES Gener S.A. (a) (c)	6.35%	10/07/79	1,404,390

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Insurance – 13.9%
$3,000,000	Asahi Mutual Life Insurance Co. (c) (e)	6.50%	(d)	$3,085,569
3,500,000	Asahi Mutual Life Insurance Co. (c) (e)	7.25%	(d)	3,572,529
3,858,000	Assurant, Inc. (c)	7.00%	03/27/48	3,794,394
1,700,000	Assured Guaranty Municipal Holdings, Inc. (c) (e)	6.40%	12/15/66	1,500,344
6,520,000	AXIS Specialty Finance LLC (c)	4.90%	01/15/40	5,725,550
700,000	Dai-ichi Life Insurance (The) Co., Ltd. (a) (c)	7.25%	(d)	732,592
3,500,000	Everest Reinsurance Holdings, Inc., 3 Mo. LIBOR + 2.39% (f)	4.08%	05/15/37	2,686,470
1,800,000	Fukoku Mutual Life Insurance Co. (c) (e)	6.50%	(d)	1,938,726
760,000	Hartford Financial Services Group (The), Inc., 3 Mo. LIBOR + 2.13% (a) (f)	3.82%	02/12/47	594,126
1,000,000	La Mondiale SAM (c) (e)	5.88%	01/26/47	1,045,926
531,000	Lincoln National Corp., 3 Mo. LIBOR + 2.36% (f)	4.05%	05/17/66	362,007
200,000	MetLife, Inc.	6.40%	12/15/36	223,809
1,418,000	MetLife, Inc., Series C (c)	5.25%	(d)	1,293,039
1,700,000	Mitsui Sumitomo Insurance Co., Ltd. (a) (c)	7.00%	03/15/72	1,826,216
1,000,000	Prudential Financial, Inc. (c)	5.63%	06/15/43	1,033,700
1,000,000	QBE Capital Funding III Ltd. (a) (c)	7.25%	05/24/41	1,044,705
2,000,000	QBE Insurance Group Ltd. (a) (c)	7.50%	11/24/43	2,158,400
200,000	QBE Insurance Group Ltd. (c) (e)	7.50%	11/24/43	215,840
2,850,000	QBE Insurance Group Ltd. (c) (e)	6.75%	12/02/44	3,100,786
1,175,000	Reinsurance Group of America, Inc., 3 Mo. LIBOR + 2.67% (f)	3.41%	12/15/65	807,812
1,000,000	Sumitomo Life Insurance Co. (a) (c)	6.50%	09/20/73	1,099,245
				37,841,785
	Metals & Mining – 1.4%
700,000	BHP Billiton Finance USA Ltd. (a) (c)	6.25%	10/19/75	704,687
2,760,000	BHP Billiton Finance USA Ltd. (a) (c)	6.75%	10/19/75	3,054,616
				3,759,303
	Multi-Utilities – 2.2%
5,148,000	CenterPoint Energy, Inc., Series A (c)	6.13%	(d)	4,701,128
1,506,000	NiSource, Inc. (c)	5.65%	(d)	1,386,258
				6,087,386
	Oil, Gas & Consumable Fuels – 4.5%
550,000	Buckeye Partners L.P. (c)	6.38%	01/22/78	345,730
2,703,000	DCP Midstream Operating L.P. (a) (c)	5.85%	05/21/43	1,266,626
600,000	Enbridge, Inc. (c)	5.50%	07/15/77	526,953
500,000	Enbridge, Inc. (c)	6.25%	03/01/78	458,622
6,106,000	Enbridge, Inc., Series 16-A (c)	6.00%	01/15/77	5,475,525
1,395,000	Energy Transfer Operating L.P., 3 Mo. LIBOR + 3.02% (f)	4.78%	11/01/66	793,755
100,000	Energy Transfer Operating L.P., Series B (c)	6.63%	(d)	71,805
2,000,000	Energy Transfer Operating L.P., Series G (c)	7.13%	(d)	1,566,300
2,000,000	Enterprise Products Operating LLC, 3 Mo. LIBOR + 2.78% (f)	4.36%	06/01/67	1,563,490
370,000	Enterprise Products Operating LLC, Series D (c)	4.88%	08/16/77	322,546
				12,391,352
	Trading Companies & Distributors – 1.1%
4,400,000	AerCap Holdings N.V. (c)	5.88%	10/10/79	2,956,580
	Transportation Infrastructure – 1.1%
3,950,000	AerCap Global Aviation Trust (a) (c)	6.50%	06/15/45	2,909,175
	Total Capital Preferred Securities			258,880,006
	(Cost $275,992,176)
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 0.2%
	Aerospace & Defense – 0.2%
$400,000	Boeing (The) Co.	5.81%	05/01/50	$400,000
	(Cost $400,000)
Total Investments – 95.4%	259,280,006
(Cost $276,392,176) (h)
Net Other Assets and Liabilities – 4.6%	12,542,614
Net Assets – 100.0%	$271,822,620

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2020, securities noted as such amounted to $81,270,114 or 29.9% of net assets.
(b)	This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At April 30, 2020, securities noted as such amounted to $101,991,311 or 37.5% of net assets. Of these securities, 2.8% originated in emerging markets, and 97.2% originated in foreign markets.
(c)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at April 30, 2020. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(d)	Perpetual maturity.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(f)	Floating or variable rate security.
(g)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(h)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,055,548 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $18,167,718. The net unrealized depreciation was $17,112,170.

LIBOR	London Interbank Offered Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 4/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Capital Preferred Securities*	$ 258,880,006	$ —	$ 258,880,006	$ —
Corporate Bonds and Notes*	400,000	—	400,000	—
Total Investments	$ 259,280,006	$—	$ 259,280,006	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Statement of Assets and Liabilities
April 30, 2020 (Unaudited)
ASSETS:
Investments, at value (Cost $276,392,176)	$ 259,280,006
Cash	9,442,357
Receivables:
Interest	3,703,557
Investment securities sold	1,358,738
Fund shares sold	900,031
Interest reclaims	141,439
Total Assets	274,826,128
LIABILITIES:
Payables:
Investment securities purchased	2,818,981
Investment advisory fees	184,527
Total Liabilities	3,003,508
NET ASSETS	$271,822,620
NET ASSETS consist of:
Paid-in capital	$ 293,487,237
Par value	151,000
Accumulated distributable earnings (loss)	(21,815,617)
NET ASSETS	$271,822,620
NET ASSET VALUE, per share	$18.00
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	15,100,002
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Statement of Operations
For the Six Months Ended April 30, 2020 (Unaudited)
INVESTMENT INCOME:
Interest	$ 8,034,574
Dividends	1,748
Foreign withholding tax	(4,006)
Total investment income	8,032,316
EXPENSES:
Investment advisory fees	1,128,087
Total expenses	1,128,087
NET INVESTMENT INCOME (LOSS)	6,904,229
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(4,077,537)
Net change in unrealized appreciation (depreciation) on investments	(22,664,996)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(26,742,533)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(19,838,304)

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Statements of Changes in Net Assets
	Six Months Ended 4/30/2020 (Unaudited)	Year Ended 10/31/2019
OPERATIONS:
Net investment income (loss)	$ 6,904,229	$ 8,281,677
Net realized gain (loss)	(4,077,537)	54,698
Net change in unrealized appreciation (depreciation)	(22,664,996)	10,673,383
Net increase (decrease) in net assets resulting from operations	(19,838,304)	19,009,758
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(7,338,001)	(8,164,160)
Return of capital	—	(204,397)
Total distributions to shareholders	(7,338,001)	(8,368,557)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	74,359,412	132,683,600
Cost of shares redeemed	(10,538,347)	(1,903,752)
Net increase (decrease) in net assets resulting from shareholder transactions	63,821,065	130,779,848
Total increase (decrease) in net assets	36,644,760	141,421,049
NET ASSETS:
Beginning of period	235,177,860	93,756,811
End of period	$271,822,620	$235,177,860
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	11,850,002	5,000,002
Shares sold	3,850,000	6,950,000
Shares redeemed	(600,000)	(100,000)
Shares outstanding, end of period	15,100,002	11,850,002
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Financial Highlights
For a share outstanding throughout each period
	Six Months Ended 4/30/2020 (Unaudited)	Year Ended October 31,		Period Ended 10/31/2017 (a)
		2019	2018
Net asset value, beginning of period	$ 19.85	$ 18.75	$ 20.26	$ 20.00
Income from investment operations:
Net investment income (loss)	0.49	1.01	0.99	0.18
Net realized and unrealized gain (loss)	(1.82)	1.12	(1.47)	0.22
Total from investment operations	(1.33)	2.13	(0.48)	0.40
Distributions paid to shareholders from:
Net investment income	(0.52)	(1.00)	(1.03)	(0.14)
Return of capital	—	(0.03)	—	—
Total distributions	(0.52)	(1.03)	(1.03)	(0.14)
Net asset value, end of period	$18.00	$19.85	$18.75	$20.26
Total return (b)	(6.79)%	11.75%	(2.42)%	2.00%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 271,823	$ 235,178	$ 93,757	$ 24,313
Ratio of total expenses to average net assets	0.85% (c)	0.85%	0.85%	0.85% (c)
Ratio of net investment income (loss) to average net assets	5.20% (c)	5.39%	5.36%	4.93% (c)
Portfolio turnover rate (d)	20%	28%	25%	13%

(a)	Inception date is August 22, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Institutional Preferred Securities and Income ETF (FPEI)
April 30, 2020 (Unaudited)
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the First Trust Institutional Preferred Securities and Income ETF (the “Fund”), which trades under the ticker “FPEI” on the NYSE Arca, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in institutional preferred securities and income-producing debt securities, including hybrid capital securities, contingent capital securities, U.S. and non-U.S. corporate bonds and convertible securities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Bonds, notes, capital preferred securities, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee

Notes to Financial Statements (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
April 30, 2020 (Unaudited)
has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.

Notes to Financial Statements (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
April 30, 2020 (Unaudited)
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2020, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
In July 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculations of the London Interbank Offered Rates (“LIBOR”) after 2021. Further, the FCA has subsequently stated, as recently as March 2020, that the central assumption continues to be that firms should not rely on LIBOR being published after the end of 2021.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of April 30, 2020, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Par Amount	Current Price	Carrying Cost	Value	% of Net Assets
Land O’Lakes Capital Trust I, 7.45%, 03/15/28	05/04/18	$1,000,000	$103.50	$1,113,537	$1,035,000	0.38%
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio

Notes to Financial Statements (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
April 30, 2020 (Unaudited)
securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2019, was as follows:
Distributions paid from:
Ordinary income	$8,164,160
Capital gains	—
Return of capital	204,397
As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(286,071)
Net unrealized appreciation (depreciation)	5,646,759
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018, and 2019 remain open to federal and state audit. As of April 30, 2020, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2019, the Fund had $286,071 of non-expiring capital loss carryforwards for federal income tax purposes.
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
G. New Accounting Pronouncement
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. ASU 2017-08 was adopted for these financial statements and did not have a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.

Notes to Financial Statements (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
April 30, 2020 (Unaudited)
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”), a majority-owned affiliate of First Trust, serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise Stonebridge and its management of the investment of the Fund’s assets and will pay Stonebridge for its services as the Fund’s sub-advisor. First Trust is responsible for the Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets. Stonebridge receives a sub-advisory fee equal to 0.425% of the average daily net assets of the Fund less Stonebridge’s share of the Fund’s expenses. The Sub-Advisor’s fee is paid by the Advisor out of the Advisor’s management fee. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns a 51% ownership interest in Stonebridge.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the six months ended April 30, 2020, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $109,616,602 and $49,420,790, respectively.
For the six months ended April 30, 2020, the Fund had no in-kind transactions.
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities and other instruments determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as the Fund’s portfolio is adjusted to conform to changes in the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease with changes in the Fund’s portfolio. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or

Notes to Financial Statements (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
April 30, 2020 (Unaudited)
disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease with changes in the Fund’s portfolio. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2021.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Institutional Preferred Securities and Income ETF (FPEI)
April 30, 2020 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than

Additional Information (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
April 30, 2020 (Unaudited)
net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. In 2017, the United Kingdom’s Financial Conduct Authority announced that LIBOR will cease to be available for use after 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity;

Additional Information (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
April 30, 2020 (Unaudited)
currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),or this Item.

Item 11. Controls and Procedures.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund III

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date	July 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	July 7, 2020

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	July 7, 2020

* Print the name and title of each signing officer under his or her signature.